Exhibit 10(v)

--------------------------------------------------------------------------------
AWARD/CONTRACT      1. THIS CONTRACT IS A RATED ORDER    RATING    PAGE OF PAGES
                       UNDER DPAS (16 CFR 700)            DO-A1    1        65
--------------------------------------------------------------------------------
2. CONTRACT (Proc.  3. EFFECTIVE DATE         4. REQUISTION/PURCHASE REQUEST/
   Inst. Ident.) NO.    01 January 2002             PROJECT NO.
   N00019-01-D-0037                              N00019-01-P7-CF114/CAS-MOS
                                                 (Tanker)
--------------------------------------------------------------------------------
5. ISSUED BY            CODE N00019       6. ADMINISTERED BY       CODE S5111A
   Naval Air System Command                    (If other than Item 5)
   AIR 2.4.3.1, Building 441                 DCM, Baltimore
   Patuxent River, MD 20670-5000             Federal Building, Room 339
   Attn: Monica White, (301) 757-8980 or     200 Granby Street
         whiteml2@navair.navy.mil            Norfolk, VA 23510-1811
                                          Surveillance Criticality Designator:
--------------------------------------------------------------------------------
7. NAME AND ADDRESS OF CONTRACTOR           8. DELIVERY
   (No., street, city, county, State            / / FOB ORIGIN  /X/OTHER (See
    and ZIP Code)                                                         below)
   Flight International, Inc.               9. DISCOUNT FOR PROMPT PAYMENT
   Newport News/Williamsburg International
      Airport                              10. SUBMIT INVOICES (4 copies unless
   One Lear Drive                              otherwise specified) To THE
   Newport News, VA 23602                      ADDRESS SHOWN IN:
                                                       ITEM
CODE 3U829                  FACILITY CODE                   BLOCK 12
--------------------------------------------------------------------------------
11. SHIP TO/MARK FOR         CODE          12. PAYMENT WILL BE MADE BY    CODE
    As specified in contract or
    individual delivery orders.                 See Section G
--------------------------------------------------------------------------------
13. AUTHORITY FOR USING OTHER THAN FULL    14. ACCOUNTING AND APPROPRIATION DATA
    AND OPEN COMPETITION:                      See Section G of the Schedule
    /X/ 10 U.S.C. 2304(c)( )
    / / 41 U.S.C. 253(c)( )
--------------------------------------------------------------------------------
15A. ITEM NO.      15B. SUPPLIES/SERVICES    15C. QUANTITY    15D. UNIT
15E. UNIT PRICE     15F. AMOUNT
--------------------------------------------------------------------------------
Commercial Air Services - Military Operations Support (CAS-MOS)-TANKER
The Government hereby accepts Flight International's proposal of 17 and 25 June 2001, submitted in response to Request for Proposal (RFP) N00019-01-R-0037 for the CAS-MOS - Tanker (Lot III) effort, as revised by Amendments 0001 through 0005, for a total estimated amount of $3,208,080.00 ($16,878,480.00 if all options are exercised) as set forth in Block 15G of the Standard Form 26.
--------------------------------------------------------------------------------
                                15G. TOTAL AMOUNT OF CONTRACT $3,208,080.00
--------------------------------------------------------------------------------
                             16. TABLE OF CONTENTS
--------------------------------------------------------------------------------
(X) SEC.                 DESCRIPTION                                    PAGE(S)
                PART I - THE SCHEDULE
 X   A     SOLICITATION/CONTRACT FORM                                      1
 X   B     SUPPLIES OR SERVICES AND PRICES/COSTS                           2
 X   C     DESCRIPTION/SPECS./WORK STATEMENT                               8
 X   D     PACKAGING AND MARKING                                          31
 X   E     INSPECTION AND ACCEPTANCE                                      32
 X   F     DELIVERIES OR PERFORMANCE                                      33
 X   G     CONTRACT ADMINISTRATION DATA                                   34
 X   H     SPECIAL CONTRACT REQUIREMENTS                                  42

                PART II - CONTRACT CLAUSES
 X   I     CONTRACT CLAUSES                                               56

                PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH.
 X   J     LIST OF ATTACHMENTS                                            65

                PART IV - REPRESENTATIONS AND INSTRUCTIONS
     K     REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS
     L     INSTRS., CONDS., AND NOTICES TO OFFERORS
     M     EVALUATION FACTORS FOR AWARD
--------------------------------------------------------------------------------
         CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE
--------------------------------------------------------------------------------
17. /X/ CONTRACTOR'S NEGOTIATED AGREEMENT (Contractor is required to sign this document and return One (1) copies to issuing office.) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)
--------------------------------------------------------------------------------
18 / / AWARD. (Contractor is not required to sign this document.)
Your offer on Solicitation No._____
including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government's solicitation and your offer, and
(b) this award/contract. No further contractual document is necessary.
--------------------------------------------------------------------------------
19A. NAME AND TITLE OF SIGNER         20A. NAME OF CONTRACTING OFFICER
     (Type or print)                       DAWN B. ADAMO
     David R. Sharp, Executive VP/COO      CONTRACTING OFFICER
--------------------------------------------------------------------------------
19B. NAME OF CONTRACTOR      19C. DATE SIGNED  20B. UNITED STATES OF AMERICA
     /S/ David R. Sharp           12/17/01        BY Dawn B. Adamo
     (Signature of person                          (Signature of person
      authorized to sign)                          authorized to sign)
--------------------------------------------------------------------------------
20C. DATE SIGNED
     12/19/01
--------------------------------------------------------------------------------

                                N00019-01-D-0037
                                   SECTION B
--------------------------------------------------------------------------------

SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

BASE PERIOD - LOT 3 - CONSISTS OF CLINs 0080 through 0089.

PART A - REQUIREMENTS LINE ITEMS

                                    Est.
CLIN          Supplies/Services     Qty.   Unit    Unit Price        Amount
----          -----------------     ----   ----    ----------        ------

Type V - Large Transport/Tanker Aircraft Missions (CLIN 0080)

0080     Type V, Secondary          *       FM       *                  *
                                    *     (Hours)
         Maximum Quantity:   *

0081     Inverter, 1 KVA, 60 Hz -   *       EA       *                  *
         Type V Aircraft
         Maximum Quantity: *

0082     GFE Equipment Installer/   *       MH       *                  *
         Maintainer
         Maximum Quantity: *

0083     Administrative/Technical   *      LOT         **NSP            **NSP
         Data in accordance with
         Contract Data Requirements
         List, DD
         Form 1423, Exhibit A.

PART B - ID/IQ LINE ITEMS

CLIN          Supplies/Services     Qty.   Unit    Unit Price        Amount
----          -----------------     ----   ----    ----------        ------

0084     Pilot in Non-Flying Status    *    MH        *                 *
         Minimum Quantity: Zero

0085     Additional Support Aircraft   *   LOT        *                 *
         Minimum Quantity: Zero

PART C - COST REIMBURSEMENT LINE ITEMS

                                                      EST.
0086     Travel/Per Diem               *   LOT        *                 *
         Handling Rate for Travel/         RATE       *
         Per Diem                                 -----------

                                                      EST.
0087     Material/Shipping             *   LOT        *                 *
         Handling Rate for Material/       RATE       *
         Shipping                                 -----------

0088 through 0089     RESERVED

                                    LOT 3 - TOTAL FOR BASE PERIOD:      *

*This confidential information has been ommitted and filed separately with the Securities and Exchange Commission.

--------------------------------------------------------------------------------

                                N00019-01-D-0037
                                   SECTION B
--------------------------------------------------------------------------------

OPTION I - LOT 3 - CONSISTS OF CLINs 0180 through 0189.

PART A - REQUIREMENTS LINE ITEMS

                                    Est.
CLIN          Supplies/Services     Qty.   Unit    Unit Price        Amount
----          -----------------     ----   ----    ----------        ------

Type V - Large Transport/Tanker Aircraft Missions (CLIN 0180)

0180     Type V, Secondary           *      FM        *                *
                                     *    (Hours)
         Maximum Quantity: *

0181     Inverter, 1 KVA, 60 Hz -    *      EA        *                *
         Type V Aircraft
         Maximum Quantity: *

0182     GFE Equipment Installer/    *      MH        *                *
         Maintainer
         Maximum Quantity: *

0183     Administrative/Technical    *     LOT         **NSP            **NSP
         Data in accordance with
         Contract Data Requirements
         List, DD
         Form 1423, Exhibit A.

PART B - ID/IQ LINE ITEMS

CLIN          Supplies/Services     Qty.   Unit    Unit Price        Amount
----          -----------------     ----   ----    ----------        ------

0184     Pilot in Non-Flying Status  *      MH         *               *
         Minimum Quantity: Zero

0185     Additional Support Aircraft *     LOT         *               *
         Minimum Quantity: Zero

PART C - COST REIMBURSEMENT LINE ITEMS

                                                      EST.
0186     Travel/Per Diem             *     LOT         *               *
         Handling Rate for Travel/         RATE        *
         Per Diem                                 -----------

                                                      EST.
0187     Material/Shipping           *     LOT         *               *
         Handling Rate for Material/       RATE        *
         Shipping                                 -----------

0188 through 0189     RESERVED

                                       LOT 3 - TOTAL FOR OPTION 1:     *

*This confidential information has been ommitted and filed separately with the Securities and Exchange Commission.
--------------------------------------------------------------------------------

                                N00019-01-D-0037
                                    SECTION B
--------------------------------------------------------------------------------

OPTION II - LOT 3 - CONSISTS OF CLINs 0280 through 0289.

PART A - REQUIREMENTS LINE ITEMS

                                    Est.
CLIN          Supplies/Services     Qty.   Unit    Unit Price        Amount
----          -----------------     ----   ----    ----------        ------

Type V - Large Transport/Tanker Aircraft Missions (CLIN 0280)

0280     Type V, Secondary           *      FM         *               *
                                     *    (Hours)
         Maximum Quantity: *

0281     Inverter, 1 KVA, 60 Hz -    *      EA         *               *
         Type V Aircraft
         Maximum Quantity: *

0282     GFE Equipment Installer/    *      MH         *               *
         Maintainer
         Maximum Quantity: *

0283     Administrative/Technical    *     LOT         **NSP            **NSP
         Data in accordance with
         Contract Data Requirements
         List, DD
         Form 1423, Exhibit A.

PART B - ID/IQ LINE ITEMS

CLIN          Supplies/Services     Qty.   Unit    Unit Price        Amount
----          -----------------     ----   ----    ----------        ------

0284     Pilot in Non-Flying Status  *      MH        *                *
         Minimum Quantity: Zero

0285     Additional Support Aircraft *     LOT        *                *
         Minimum Quantity: Zero

PART C - COST REIMBURSEMENT LINE ITEMS

                                                      EST.
0286     Travel/Per Diem             *     LOT        *                *
         Handling Rate for Travel/         RATE       *
         Per Diem                                 -----------

                                                      EST.
0287     Material/Shipping           *     LOT        *                *
         Handling Rate for Material/       RATE       *
         Shipping                                 -----------

0288 through 0289     RESERVED

                                      LOT 3 - TOTAL FOR OPTION II:     *

*This confidential information has been ommitted and filed separately with the Securities and Exchange Commission.
--------------------------------------------------------------------------------
                                  Page 4 of 65

                                N00019-01-D-0037
                                    SECTION B
--------------------------------------------------------------------------------

OPTION III - LOT 3 - CONSISTS OF CLINs 0380 through 0389.

PART A - REQUIREMENTS LINE ITEMS

                                    Est.
CLIN          Supplies/Services     Qty.   Unit    Unit Price        Amount
----          -----------------     ----   ----    ----------        ------

Type V - Large Transport/Tanker Aircraft Missions (CLIN 0380)

0380     Type V, Secondary            *     FM        *                *
                                      *   (Hours)
         Maximum Quantity: *

0381     Inverter, 1 KVA, 60 Hz -     *     EA        *                *
         Type V Aircraft
         Maximum Quantity: *

0382     GFE Equipment Installer/     *     MH        *                *
         Maintainer
         Maximum Quantity: *

0383     Administrative/Technical     *    LOT         **NSP            **NSP
         Data in accordance with
         Contract Data Requirements
         List, DD
         Form 1423, Exhibit A.

PART B - ID/IQ LINE ITEMS

CLIN          Supplies/Services     Qty.   Unit    Unit Price        Amount
----          -----------------     ----   ----    ----------        ------

0384     Pilot in Non-Flying Status  *      MH        *                *
         Minimum Quantity: Zero

0385     Additional Support Aircraft *     LOT        *                *
         Minimum Quantity: Zero

PART C - COST REIMBURSEMENT LINE ITEMS

                                                      EST.
0386     Travel/Per Diem             *     LOT        *                *
         Handling Rate for Travel/         RATE       *                *
         Per Diem                                 -----------

                                                      EST.
0387     Material/Shipping           *     LOT        *                *
         Handling Rate for Material/       RATE       *                *
         Shipping                                 -----------

0388 through 0389     RESERVED

                                     LOT 3 - TOTAL FOR OPTION III:     *

*This confidential information has been ommitted and filed separately with the Securities and Exchange Commission.
--------------------------------------------------------------------------------

                                N00019-01-D-0037
                                    SECTION B
--------------------------------------------------------------------------------

OPTION IV - LOT 3 - CONSISTS OF CLINs 0480 through 0489.

PART A - REQUIREMENTS LINE ITEMS

                                    Est.
CLIN          Supplies/Services     Qty.   Unit    Unit Price        Amount
----          -----------------     ----   ----    ----------        ------

Type V - Large Transport/Tanker Aircraft Missions (CLIN 0480)

0480     Type V, Secondary           *      FM        *                *
                                     *    (Hours)
         Maximum Quantity: *

0481     Inverter, 1 KVA, 60 Hz -    *      EA        *                *
         Type V Aircraft
         Maximum Quantity: *

0482     GFE Equipment Installer/    *      MH        *                *
         Maintainer
         Maximum Quantity: *

0483     Administrative/Technical    *     LOT         **NSP            **NSP
         Data in accordance with
         Contract Data Requirements
         List, DD
         Form 1423, Exhibit A.

PART B - ID/IQ LINE ITEMS

CLIN          Supplies/Services     Qty.   Unit    Unit Price        Amount
----          -----------------     ----   ----    ----------        ------

0484     Pilot in Non-Flying Status  *      MH        *                 *
         Minimum Quantity: Zero

0485     Additional Support Aircraft *     LOT        *                 *
         Minimum Quantity: Zero

PART C - COST REIMBURSEMENT LINE ITEMS

                                                      EST.
0486     Travel/Per Diem             *     LOT        *                 *
         Handling Rate for Travel/         RATE       *
         Per Diem                                 -----------

                                                      EST.
0487     Material/Shipping           *     LOT        *                 *
         Handling Rate for Material/       RATE       *
         Shipping                                 -----------

0488 through 0489     RESERVED

                                      LOT 3 - TOTAL FOR OPTION IV:      *

*This confidential information has been ommitted and filed separately with the Securities and Exchange Commission.
--------------------------------------------------------------------------------
                                  Page 6 of 65

                                N00019-01-D-0037
                                   SECTION B
--------------------------------------------------------------------------------

LOT 3- GRAND TOTAL
    TOTAL FOR BASE PERIOD                                             *
    TOTAL FOR OPTION I                                                *
    TOTAL FOR OPTION II                                               *
    TOTAL FOR OPTION III                                              *
    TOTAL FOR OPTION IV                                               *
                                                        ---------------
    GRAND TOTAL FOR LOT 3:                                            *

                               SECTION B - NOTES:

(1) Reserved.
(2) Maximum Quantities are depicted in hours.

*This confidential information has been ommitted and filed separately with the Securities and Exchange Commission.
--------------------------------------------------------------------------------
                                  Page 7 of 65

                                N00019-01-D-0037
                                   SECTION C
--------------------------------------------------------------------------------

SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT

                        PERFORMANCE WORK STATEMENT (PWS)

C-1 For clarity, all references to the Federal Aviation Regulation in this PWS will be by reference to Title 14, Code of Federal Regulations (CFR) and abbreviated with the acronym "14 CFR". All references to the Federal Acquisition Regulation will be abbreviated with the acronym "FAR".

C-2 SCOPE

a. The Commercial Air Services (CAS) program provides contractor owned and operated aircraft to United States Navy (USN) Fleet customers for a wide variety of airborne threat simulation capabilities to train shipboard and aircraft squadron weapon systems operators and aircrew how to counter potential enemy Electronic Warfare (EW) and Electronic Attack (EA) operations in today's Electronic Combat (EC) environment. This support is provided in a variety of venues, from basic "schoolhouse" Air Intercept Control (AIC) training to large multinational exercises or small, single unit training exercises, and in a variety of locations including multiple Continental United States (CONUS) sites and foreign and/or remote operating bases outside CONUS (OCONUS). See Section C
- Annex (1) for listing of potential operating sites. The contractor shall operate aircraft from designated or home bases on the East and West Coasts and from any operating site during periods of deployment. Deployments can be expected to range from a few days to six weeks or more.

b. CAS is also used for testing US and Foreign Military Sales (FMS) weapon systems in the EC and threat representative target presentation, as well as for Research, Development, Test & Evaluation (RDT&E), Operational Evaluation (OPEVAL), range support, subscale target drone launch, and aerial refueling.

c. Customers for CAS under this contract include, but are not limited to, the U.S. Navy, other Department of Defense (DoD) departments, agencies and services, non-DoD Government agencies, and Foreign Military Sales customers.

d. This is a "dry" contract. Except as provided elsewhere herein, the contractor shall not be expected to purchase fuel.

e. This contract shall incorporate a broad range of aircraft capabilities to meet mission requirements.

--------------------------------------------------------------------------------
                                  Page 8 of 65

                                N00019-01-D-0037
                                   SECTION C
--------------------------------------------------------------------------------

C-3 REFERENCES

Publication       Title
--------------------------------------------------------------------------------
DoD 5220.22-M     National Industrial Security Program Operation Manual (NISPOM)
--------------------------------------------------------------------------------
DoD 5500.7R       Joint Ethics Regulation (JER)
--------------------------------------------------------------------------------
SECNAVlNST        Use of Department of the Navy Aviation Facilities by other
3770.1C           than United States Department of Defense Aircraft
--------------------------------------------------------------------------------
AFI 10-1002       Agreement for Civil Aircraft Use of Air Force Airfields
--------------------------------------------------------------------------------
AFI 10-1001       Civil Aircraft Landing Permits
--------------------------------------------------------------------------------
OPNAVINST 3710.7  NATOPS Genera1: Flight and Operating Instructions
--------------------------------------------------------------------------------
NWP 6-02.1        Multiservice Air-Air, Air-Surface, Surface-Air Brevity Codes
                  (USAF publication AFJPAM 10-228)
--------------------------------------------------------------------------------
FXP-2             Fleet Exercise Publications - 2
--------------------------------------------------------------------------------
FXP-3             Fleet Exercise Publications - 3
--------------------------------------------------------------------------------
ATP-1B            Allied Tactical Publications
--------------------------------------------------------------------------------
FACSFACS          Operations Manual
VACAPESINST
3120.1 (series)
--------------------------------------------------------------------------------
FACSFACS SAN      Operations Manual
DIEGOlNST 3120.1
(series)
--------------------------------------------------------------------------------

C-4 DEFINITIONS AND GLOSSARY OF ACRONYMS

Aborted Mission. An unsuccessful mission with zero successful mission time. Aborted missions may be the result of CFE malfunction, contractor personnel, or other contractor error or failure to provide the number simultaneously airborne aircraft required. Examples of aborted missions: (1) On a tow mission, with contractor-maintained GFE tow equipment, the target cannot be deployed while on station. Zero successful mission time results. (2) The flight schedule requires four Type II, Pod mission and one Type III, Pod mission aircraft to be airborne simultaneously, conducting missions against two different customers. The contractor provides only three Type II, Pod mission and one Type III, Pod mission aircraft. One Type II, Pod mission is aborted, even if the aircraft airborne are able to partially or completely fill the Type II, Pod mission requirement

Commercial-derivative aircraft. Aircraft originally designed, developed, manufactured by commercial companies and certified by the Federal Aviation Administration (FAA) (or equivalent foreign agency) with a Standard Airworthiness Certificate, to perform civilian flying missions.

Deployment. Periods of contract flight activity conducted entirely at airports remote from the contractor's home base or permanent operating sites where the aircraft does not return to the home base or permanent operating site at night.

--------------------------------------------------------------------------------

                                N00019-01-D-0037
                                    SECTION C
--------------------------------------------------------------------------------

Ferry Missions. A flight flown at the direction of the Government for the purpose of repositioning contractor aircraft.

Former military aircraft. Aircraft specifically designed, developed, and manufactured with Government funds (US or foreign) to perform unique military missions and certified by a US or foreign military agency to perform those missions.

Full System - A full system aircraft is an aircraft equipped in accordance with Section C7 and Section C - Annex (3).

Joint Tactical Combat Training Systems (JTCTS3. Periods of at-sea air crew tactical combat training capabilities to support an entire expeditionary force and the land-based capability for air crew training.

Operations. Periods of flight activity supported out of the contractor's home base, permanent operating sites, or deployment sites.

Primary aircraft. Aircraft of any mission type that can be scheduled within 24-hours advance notice.

Secondary aircraft. Aircraft of any mission type that can be scheduled with not less than 60 days advance notice. Once scheduled, in some instances changes in scheduling may be on the same basis as that for Primary aircraft.

Slick aircraft. Slick aircraft are FAA certified aircraft, which need not include any CAS mission specific equipment.

Simultaneous Presentation. The number of aircraft of a given type required to be airborne at the same time providing the same or different type(s) of services to the same or different users.

Successful Mission. A mission will be considered successful if the aircraft is flying and providing scheduled service in the scheduled operating area. If desired service can not be provided due to malfunction(s) of equipment the Government is required to maintain, only the portion of the flight prior to such failure plus the recovery time via the most direct route will be counted as billable time.

Surge aircraft. Aircraft that are neither Primary nor Secondary aircraft, but which are capable of performing the required mission. Surge aircraft are extra aircraft the contractor is encouraged to provide when more missions are planned than the contractor is expected to meet with ordered Primary and/or Secondary aircraft.

Utility Flight. A flight flown at the direction of the Government for the purpose of transporting mission equipment in support of specific tasking.

See Section C - Annex (2) for Glossary of Acronyms

--------------------------------------------------------------------------------

                                N00019-01-D-0037
                                   SECTION C
--------------------------------------------------------------------------------

C-5 CONTRACT LINE ITEM NUMBER DESCRIPTIONS (CLINs 0X80 through 0X89)

TYPE I:   Reserved

TYPE II:  Reserved

TYPE III: Reserved

TYPE IV:  Reserved

TYPE V:   LARGE TRANSPORT/TANKER - AIRCRAFT (CLIN 0X80)

Examples of missions for which this type of aircraft may be used are:

In-flight refueling (CL1N 0X80). Perform aerial tanking of contractor or approved Government aircraft, thereby extending useful time on station and/or permitting overseas/long range deployments. The contractor must possess flight clearances from the Navy to refuel F-14, F/A18A-F, EA-6B, S-3B, and AV-8B aircraft. The Government will not reimburse the contractor for costs incurred to obtain flight clearances. The point of contact for the NAVAIR Flight Clearance Office is the Airworthiness Officer at (301) 342-0135. Typical profiles include:
(1) Proceed to station 100 NM from base at 20,000 feet MSL. Loiter for 1.0 hour on refueling track. Provide up to 120,000 pounds of fuel to approved, probe equipped receiver aircraft and return to base with IFR fuel reserves. (2) Proceed nonstop from West Coast CONUS to Hickam AFB, HI with up to a maximum of 5,000 pounds of additional mission payload and land with IFR fuel reserves while providing up to a minimum of 80,000 pounds of fuel to approved, probe configured receiver aircraft enroute to Hawaii. (3) Ferry.

                       TYPE V - PERFORMANCE REQUIREMENTS
--------------------------------------------------------------------------------
Speed/Altitude:    N/A
--------------------------------------------------------------------------------
Ceiling:           N/A
--------------------------------------------------------------------------------
Turn:              N/A
--------------------------------------------------------------------------------
Range:             Nonstop from West Coast CONUS to Hickam AFB, HI, with up to a maximum of 5,000 pounds of additional mission payload and
                   land with IFR fuel reserves while providing up to a minimum of 80,000 pounds of fuel to approved, probe configured
                   receiver aircraft enroute.
--------------------------------------------------------------------------------
Time On Station:   As defined in missions
--------------------------------------------------------------------------------
RCS:               N/A
--------------------------------------------------------------------------------
Configuration/     Approved drogue refueling system. Equipped and configured in
Special Equipment: accordance with paragraph C-7 and Section C - Annex (3).
--------------------------------------------------------------------------------
Additional         N/A
Performance
Criteria:
--------------------------------------------------------------------------------
Substitution of    N/A
Aircraft:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                N00019-01-D-0037
                                   SECTION C

                TYPE V - SIMULTANEOUS PRESENTATION REQUIREMENTS
--------------------------------------------------------------------------------
    CL1N        Minimum Number of Aircraft             Permanent Operating Site
                required for simultaneous
                      presentation
--------------------------------------------------------------------------------
    0X80                    1                                   None
--------------------------------------------------------------------------------

TYPE VI:  Reserved

TYPE VII: Reserved

AIRCRAFT MODIFICATIONS: SPECIAL EQUIPMENT (CLIN 0X81)

When ordered by the Government, the contractor shall obtain and install special equipment specified in CLINs 0X30 through 0X39 and OX81. See Section C - Annex
(3). The equipment will become Government property subject to the applicable Government property clause, Section G, of the contract.

GFE EQUIPMENT INSTALLER/MAINTAINER (CLIN 0X82)

The contractor shall provide GFE installers and maintenance personnel to install, remove, and maintain GFE. Normal aircraft reconfiguration efforts must not be charged to this CL1N.

ADMINISTRATIVE/TECHNICAL DATA (CLIN 0X83)

Administrative/Technical Data shall be provided in accordance with the attached Contract Data Requirements List (CDRL), DD Form 1423, Exhibit A, A00l - A003, of this contract.

PILOT IN NON-FLYING STATUS (CLIN 0X84)

The contractor shall provide pilots for performing services other than flying, e.g. attending advanced meeting, scheduling meeting, and other non-flying requirements.

ADDITIONAL SUPPORT AIRCRAFT (CLIN 0X85)

The contractor may be required to provide other military-derivative or commercial aircraft to support future requirements under this contract. The price for the services shall be negotiated and the Government shall provide a minimum of 60 days notice prior to the start of services.

--------------------------------------------------------------------------------

                                N00019-01-D-0037
                                   SECTION C
--------------------------------------------------------------------------------

TRAVEL/PER DIEM (CLIN 0X86)

a. Area of Travel. Performance under this contract may require travel by contractor personnel. If travel, domestic or overseas, is required, the contractor is responsible for making all necessary arrangements for its personnel. These include but are not limited to: medical examinations, immunizations, passports/visas/etc., and security clearances. All contractor personnel required to perform work on any U.S. Navy vessel shall obtain boarding authorization from the Commanding Officer of the vessel before boarding.

b. Travel Policy. The Government will reimburse the contractor for allowable travel costs incurred by the contractor in performance of the contract in accordance with FAR Subpart 31.2 and applicable Government regulations. The COR must approve all requests for travel and per diem reimbursements in excess of JTR limits in advance. Examples of authorized TAD include attending training required by the Government and participating in deployments and exercises that require an overnight stay away from the designated or home base. Travel and per diem costs incurred in the replacement or relocation of personnel will not be reimbursed when such replacement or relocation is for the contractor's or employee's convenience.

c. The Government reserves the right to return contractor personnel to their designated base of operations when extended periods of non-flight operations occur during a deployment.

d. Travel.

   (1) The contractor shall be paid on the basis of actual amount paid to the extent that such travel is necessary for the performance of services under the contract and is authorized by the COR in writing. The contractor's invoices shall include receipts or other evidence substantiating actual costs incurred for authorized travel. In no event will such payments exceed the rates of common carriers.

   (2) When transportation by privately owned conveyance is authorized, the contractor shall be paid on a mileage basis not to exceed the applicable Government transportation rate as contained in the applicable Government regulations. Distances traveled between points shall be shown on invoices as listed in standard highway mileage guides. Reimbursement will not exceed the mileage shown in the standard highway mileage guides.

   (3) The contractor shall, in the performance of necessary travel, use the lowest cost mode commensurate with the requirements of the mission as set forth in the basic contract and in accordance with good traffic management principles. When it is necessary to use air or rail travel, the contractor shall to use coach, tourist class, or similar accommodations to the extent consistent with the successful and economical accomplishment of the mission for which the travel is being performed.

   (4) Car Rental. The contractor shall be reimbursed for car rental upon approval by the SO.

e. Per Diem.

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   (1) Per Diem shall be paid to the contractor only to the extent that an overnight stay is necessary and authorized by the SO. The authorized per diem rate shall be the same as the prevailing per diem in the worksite locality. These rates will be based on rates contained in the applicable Government Regulations. The applicable rate is authorized at a flat seventy-five (75%) percent on the day of departure and on the day of return. The contractor shall provide receipts for all lodging costs.

   (2) The Government reserves the right to require contractor personnel to be billeted in adequate or inadequate Government quarters and will provide travel orders in such case.

f. Shipboard Stays. Whenever work assignments require temporary duty aboard a Government ship, the contractor shall be reimbursed at the per diem rates identified in JTR.

g. If the Government has canceled a requirement or the contractor has been released early, and the contractor has been required to pay in advance for lodging, airfare, and is unable to obtain reimbursement from the hotel, airfare, or rental car company, reimbursement of otherwise allowable expenses will be allowed with COR approval. The contractor must provide documentation from company that cites refusal to refund the deposits or prepayment.

h. Travel Claims. Travel claims must be submitted within 30 days of the completion of travel.

MATERIAL/SHIPPING (CLIN 0X87)

a. Material provided under this line item is over and above that material priced in the flight hour unit price as material necessary to perform the services specified in Section C. Expendable material costs for items such as office supplies and tools of the trade shall be absorbed by the contractor in its overhead rate. Examples of allowable charges to this line item include, but are not limited to: airport use charges; transportation taxes; landing fees; and the cost of fuel when Government provided fuel is not available. Also included is the maintenance of all GFE tow reels and related equipment and the provision of all targets and consumables.

b. With prior COR approval, costs for obtaining or modifying Supplemental Type Certificates (STC) not listed elsewhere in the contract are allowable costs under this line item. The Government will receive unlimited right as defined by DFAR 252.227-7013 for any STC or STC modification developed and reimbursed under this contract.

c. Property procured under this line item shall become property of the Government subject to the Government property clause in this contract.

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C-6 OPERATION OF AIRCRAFT

Note: When the requirements of this Performance Work Statement (PWS) exceed the minimum requirements of 14 CFR, this PWS takes precedence. All avionics systems must be installed and maintained in accordance with the manufacturer's specification as delineated in 14 CFR Part 43.

a. All commercial-derivative aircraft must be certified to fly in actual and forecast icing conditions. Commercial-derivative helicopters need not be certified to fly into forecast icing conditions. Former military aircraft, regardless of source, must meet their original design standards for this condition.

b. Definitions contained in 14 CFR Part 1 apply to all situations and conditions related to flight operations, aircraft maintenance, and flight crew certifications and qualifications, except as noted or defined otherwise herein.

c. All aircraft must have an FAA airworthiness certificate. For aircraft operations which full 14 CFR Part 135 operation is stipulated or required, aircraft must be certificated with a FAA Standard Category airworthiness certificate. For non-Part 135 missions, Commercial-Derivative aircraft, except Type V, must have either a Standard Category or Restricted Category airworthiness certificate. Any new operation in the "Experimental Category" of any aircraft requires COR advance approval.

d. Notwithstanding the number of aircraft seats, the contractor's commercial-derivative aircraft must be maintained in accordance with 14 CFR Part
135.411 (a) (2). Former military aircraft must be maintained under an FAA approved maintenance plan.

e. Installation and infrastructure modifications and flight approvals to carry any external stores must be FAA certified. The contractor will provide Designated Engineering Representative (DER) approval for Type V aircraft.

f. All aircraft shall be operated in accordance with applicable Government aeronautical regulations, including USN, USAF, and local military flying directives, including foreign government requirements. The contractor will comply with DoD requirements for operation of civil aircraft in support of military operations. Submit DD Form 2400 - Civil Aircraft Certificate of Insurance, DD Form 2401-Civil Aircraft Landing Permit, and DD Form 2402-Civil Aircraft Hold Harmless Agreement, through the TO BE DETERMINED AT CONTRACT AWARD. These agreements and any other that may be specified must be kept current during the entire period of operations under the contract.

g. The contractor will obtain and maintain USAF Air Mobility Command (AMC) certification to carry passengers and cargo prior to conducting the first such mission under this contract. If there is a conflict between the aircraft configuration and aircrew qualification requirements set forth herein and the AMC certification, the AMC requirements shall take precedence. AMC Qualifications are in accordance with Section H and the requirements below. When the Government elects to proceed under Section H clause 5352.247-1002,

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references to "the number of miles/trips" in the clause is taken to mean the number of hours scheduled for the trip. These following requirements apply to scheduled passenger and cargo flights.

   (1) All aircraft must be listed on air carrier's certificate, and flight crews must be trained, qualified, and scheduled in accordance with Federal Aviation Regulation Part 135 rules. This applies even when the contracted operations fall under FAR Part 91, or other FAR.

   (2) Pilots shall be responsible for computing and documenting the weight and balance for all DOD flights and for assuring that the gross weight and center of gravity do not exceed the aircraft's limitations. Actual or interrogated weights must be used. Completed weight and balance forms from DOD flights will be maintained for a minimum of 30 days.

   (3) The Contractor shall maintain the last 30 days documentation for all DOD flights to demonstrate compliance with the flight locating requirements of FAR 135.79.

   (4) Single-engine aircraft shall be limited to flight during daylight hours and under Visual Flight Rules (VFR) conditions only. Daylight hours are defined as 30 minutes before official sunrise to 30 minutes after official sunset; or in Alaska during extended twilight hours when terrain features can be readily distinguishable for a distance of at least one mile.

   (5) All DOD passenger charters will be flown under Instrument Flight Rules
(IFR) to the maximum extent possible.

   (6) Helicopter Operations Only:

       (a) Multi-engine helicopters may be used for night and instrument flight rules (IFR) operations providing the operator's certificate specifies such operations.
       (b) US Navy Contracted Shipboard Landings: The pilot shall have completed training that is approved by the Navy and meet subsequent proficiency and currency requirements to ensure standardization with shipboard guidelines.

h. Qualifications for the Type V tanker aircraft are found in the description of the services for the Type V aircraft. The contractor may be required to provide both day and night fuel transfer services, but will not normally be required to perform night receiving tanking.

i. Aircraft provided under this contract are considered transient military aircraft and not subject to landing fees at DoD-controlled airfields.

j. Government or contractor personnel providing direct support to a mission may fly aboard the aircraft in furtherance of their official duties. Other personnel may be allowed to fly aboard contractor aircraft only as approved by the SO or COR.

C-7 EQUIPMENT REQUIREMENTS

a. Commercial-derivative aircraft must meet each requirement (paragraphs (1) through (6). Former military aircraft must meet the requirements denoted by an asterisk (*)).

   (1) *Aircraft must be equipped with communications and navigation capability as required. Within the context that these aircraft may deploy worldwide, the contractor will comply with other FAA, International Civil Aviation Organization
(ICAO) or foreign nation equipment prerequisites, and shall be solely responsible to provide such equipment.

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   (2) *Complete set of wiring and schematic diagrams covering all equipment installed onboard the aircraft must be maintained. This information will be available at the home base and at permanent operating sites and available for Government inspection and use.

   (3) Reserved.

   (4) Reserved.

   (5) All installation, internal wiring, and umbilical wiring to external stores on the aircraft are the contractor's responsibility.

   (6) Reserved.

b. Additional Standards for DoD Contract Air Operations under Federal Aviation Regulation Part 135 (Noncommuter) (Passenger). These requirements apply to scheduled passenger and cargo flights.

   (l) Must have two or more engines (except for helicopters, float planes, and aircraft supporting U.S. Army Corps of Engineers operations-only missions).

   (2) Must meet the IFR performance requirements of FAR 135.181.

   (3) Must be turbine powered if more than nine passengers are carried.

   (4) Must be maintained in a good state of repair and appearance. Aircraft showing deterioration or neglect such as unrepaired cracks, punctures, loose rivets, missing fasteners, deterioration of interior, paint, or windows are unacceptable for DOD use. These concerns are in addition to airworthiness requirements.

   (5) Must have on board, a complete set of aeronautical charts, and approach plates (for each required pilot), covering the area of operation.

   (6) Must have a first-aid kit and emergency equipment, accessible to the passengers and appropriate to the environment of operation.

   (7) Must have approved life preservers for overwater flights in accordance with FAR Part 91.205b(12), and helicopters will have emergency flotation gear (pop-out) or standard flotation gear (fixed floats).

   (8) Aircraft operated single pilot for the DOD must possess the following navigation and communication equipment:
       (a) Directional gyro
       (b) Artificial horizon
       (c) Rate of turn indicator
       (d) Vertical speed indicator

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       (e) One type of FAA-approved navigation equipment such as an automatic direction finder (ADF) receiver system, with ADF indicator; VOR; global positioning system (GPS)/Loran, etc. A GPS must be available for operations in remote areas where other navigational aids are not available.
       (f) One ATC transponder for all Navy shipboard operations.
       (g) An emergency locator transmitter (ELT).
       (h) At least one Very High Frequency (VHF) receiver and transmitter.

   (9) In addition to the information in (8) above, aircraft operated with two pilots for the DOD shall be equipped for IFR operations and possess the following navigation and communication equipment.

       (a) Two independent navigation systems suitable for the location served, at least one navigation system will include VOR/DME capability.
       (b) Dual VHF receivers and transmitters.
       (c) Capability to perform a precision approach other than a ground controlled approach (GCA).
       (d) A transponder.

   (10) The second-in-command (SIC) position (when required to be filled) must include the following operable equipment:

       (a) The ability to manipulate all primary and auxiliary flight controls, lift/drag devices, and landing gear.
       (b) Airspeed indicator.
       (c) Altimeter.
       (d) Artificial horizon.

   (3) Gyroscopic direction indicator or equivalent.

   (4) An independent navigation system

C-8 PERSONNEL

a. The contractor's pilots and aircrew members shall be scheduled in accordance with 14 CFR Part 135.267 criteria. Flight crew duty limitations shall apply to dual qualified personnel only on days that they are performing as pilots. For Type V, flight crews must be trained, qualified, and scheduled in accordance with FAA Part 135 rules. This applies even when contracted operations fall under FAA Part 91, or other FAA.

b. The contractor's pilot in command (PIC) has the final authority to determine whether an aircraft is airworthy, whether to launch or terminate a mission, and to deny boarding to anyone.

c. All crew members shall be familiar with mission responsibilities, contract requirements, and brevity code words and training rules specified in (ATP 1 B) AFI 11-214 and FAA Handbook 7610.4 (most current suffix).

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d. Additional Standards for DoD Contract Air Operations under Federal Aviation
Regulation Part 135 (Noncommuter) (Passenger) These requirements apply to scheduled passenger and cargo flights.

   (1) A pilot-in-command (PIC) and SIC shall be used:
       (a) For all fixed-wing, whole-plane charters, except for flights supporting US Army Corps of Engineers operations-only missions.
       (b) If the aircraft certificate requires a two-pilot crew, or has seating configuration for ten or more passengers.
       (c) When the aircraft is operated under IFR.

   (2) The PIC and SIC (when required), shall have at least 250 hours combined experience in their respective positions in the type of aircraft being operated. Type (as defined in FAR 135.293b) means any one of a group of airplanes as determined by the FAA to have a similar means of propulsion, the same manufacturer, and no significantly different handling or flight characteristics. For helicopters, type (as defined in FAR 135.293b) means a basic make and model.
       (a) The PIC's SIC time does not count towards the 250-hour requirement.
       (b) The PIC shall have 1,500 hours total pilot time and have logged 100 hours PIC time in the past 12 months.
       (c) The PIC shall have at least 10 takeoffs and 10 landings, and 50 hours in the type and model aircraft being operated.
       (d) Float plane PICs must have at least 250 total hours in floatplane operations.

   (3) The PIC and SIC (when required), shall be IFR qualified; i.e., both shall hold a commercial instrument rating for all DOD flights regardless of the weather or type of flight plan filed. (Not required for operations restricted to VFR only).
       (a) Both pilots shall meet the currency requirements of FAR 135.247.
       (b) The PIC shall have a current FAR 135.297 instrument proficiency check and a current FAR Part 135.293 competency check.
       (c) The SIC shall have a current FAR 135.293 competency check to include as a minimum one precision approach, one nonprecision approach, and one missed approach. The SIC shall meet the instrument currency requirements of FAR 61.57(c).
           (i) If the SIC is assigned to pilot only one type of aircraft for the DOD, that pilot shall meet the instrument requirements of this section in that type of aircraft.
           (ii) If the SIC is assigned to pilot more than one type of aircraft for the DOD, that pilot shall meet the instrument requirements of this section in each type of aircraft and the check shall alternate between the different types of aircraft that the pilot operates for the DOD.

e. Reserved

f. Individual maintenance personnel shall possess specialized technical expertise required to support the contractor's fleet. All shall be trained to accomplish tasks such as aircraft towing,

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refueling/defueling, chaff loading/unloading, recovery, drone carriage and launch, tow target and reel loading/unloading, and aircraft deicing, etc. using contractor-developed checklists. Where applicable, these individuals shall be Government-certified before performing such operations on military airfields and possess appropriate licenses if applicable. The Government will assist the contractor to obtain these qualifications and licenses.

g. Personnel performing in-flight refueling operations shall have appropriate training and any necessary qualifications for their respective roles, i.e., either tanking or receiving fuel. Inflight refueling qualification/refresher training is the responsibility of the contractor.

h. The contractor shall provide real-time, person-to-person scheduling support 24 hours a day, seven days a week at permanent operations sites, one (1) at FACSFAC VACAPES and one (l) at FACSFAC San Diego, and at deployment sites. The contractor shall designate a point of contact (company dispatcher, duty officer) for rapid response after duty hours. The Contractor Representatives shall have authority to schedule and assign contractor aircraft and crews in response to Government requirements. The Contractor Representatives shall interface between the Government and the contractor and shall:

   (1) maintain close liaison with SO in matters regarding contractor's aircraft.

   (2) report all aircraft accidents and incidents immediately, by the most expeditious means, to the Program Manager and Procuring Contracting Officer
(PCO).

   (3) provide contractor flight crews with comprehensive mission information. This shall include all mission particulars in the initial scheduling pre-exercise message (PRE-EX) information provided by the unit receiving services, in addition to voice call information provided by the scheduling office;

   (4) become familiar with applicable exercises in the Confidential Fleet Exercise Publication (FXP) and Allied Exercise Publication (AXP) Series publications; and, in turn, ensure that contractor flight crews are familiar with these exercises and other required regional operational instructions; and

   (5) provide coordination between contractor representative at the various Government scheduling activities for the best utilization of contractor assets.

i. All contractor personnel shall comply with local policy and regulations while aboard any military installation. Contractor employees shall be readily identifiable as contract employees through appropriate attire and badges while performing services under this contract.

j. All contractor personnel who deal with any classified material shall have an appropriate security clearance. All contractor aircrews and any other personnel who, in the conduct of their normal work would be aboard the aircraft during a classified mission, including EA technicians, shall have SECRET security clearances.

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C-9 MISSION PLANNING AND OPERATIONS

a. Under the Commander, Naval Air Systems Command, Program Manager Air (PMA) 207 is the overall CAS Program Manager. Depending on the mission and the customer, PMA 207 will designate scheduling offices to execute administrative tasks such as mission scheduling and coordination, travel order issuance and liquidation, and invoice certification.

b. Mission planning and scheduling occurs at three levels:

   (1) Long-range planning covering the next six months is conducted at semi-annual program reviews. A rolling, six month schedule is posted on the web, and updated monthly.

   (2) The contractor shall meet with the SO at each operating site once a month to discuss long-term requirements and potential aircraft scheduled maintenance adjustments.

   (3) The SO publishes a weekly schedule providing the units to be supported, date, approximate time, scheduled airspace, number of missions and presentations required. The weekly schedule is updated as required in conjunction with the Fleet scheduling procedures at each designated scheduling office. No special operational weekly scheduling arrangements will be made to meet contractor maintenance requirements. The on-site SO will brief the on-site Contractor's Representative regarding details of each mission.

c. Once this weekly schedule is published, the Government will give the contractor 24 hours advance notice before assigning any additional tasking for primary aircraft Additional tasking is defined as a new requirement, not previously scheduled during the scheduling period.

d. The Government may or may not order flight services on any given day.

e. Flight operations may be scheduled and conducted at any time, 24 hours a day, seven days a week. However, the normal schedule for flight operations is Monday through Friday, 0600 to 2000, local time. The weekly schedule will identify when operations are required outside of this period or are of longer duration than 14 hours per day. During periods of intensive test operations or major exercises, it is not uncommon for flight operations with all aircraft involved to run in excess of 14 hours a day, seven days a week for multiple weeks. When this type of schedule is anticipated to last one week or longer, the Government will attempt to give the contractor at least 30 days advance notice.

f. All flight operations must be authorized through the Government's on-site SO. The Government will NOT pay for any flight or any other action that the on-site SO did not schedule prior to the flight or action. The on-site SO at FACSFAC VACAPES (Virginia Beach) will coordinate the Government's requirements and schedule all missions for the East Coast and the on-site SO at FACSFAC San Diego will schedule all missions for West Coast and Western Pacific (WESTPAC) operations. The on-site SO at FACSFAC Det. Pearl Harbor will coordinate the Government's requirements for all training missions in the Middle Pacific (MIDPAC) operating areas.

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g. Reserved.

h. In the event that Government needs a simultaneous presentation greater than that required under the contract, the Government can request the contractor to provide surge aircraft. Providing surge aircraft is at the contractor's discretion. Surge aircraft are billed under the line items identified as surge aircraft.

C-10 BASING AIRCRAFT

a. Reserved

b. Reserved.

c. Reserved.

d. Reserved.

e. Reserved.

f. The contractor may expect to deploy Type V four times per contract period to participate in major exercises. The contractor will be reimbursed for ferry missions from the contractor's home base to the deployment sites. Expected deployment sites include, but not limited to, NAS Oceana, VA, NAS North Island, CA, and Naval Base Ventura County, CA (former NAS Point Mugu).

g. Reserved.

h. Items provided as GFE at each permanent base are listed in Attachment (l) of Section J.

i. At home base and at all permanent operating sites, the contractor shall provide all equipment and facilities required to support operation and maintenance of the aircraft. In addition, the contractor shall maintain a full-time facsimile machine for receipt/transmission of documents and a non-proprietary format (such as POP-3 or IMAP) Internet electronic mail account to receive and coordinate mission information, tasking, and general administrative matters.

C-11 DEPLOYMENTS

a. Since this contract provides for services world-wide, the contractor shall be able to deploy its aircraft, personnel, and required support equipment to perform at any airfield capable of supporting its aircraft. The only additional cost allowable for deployed operations are travel and per diem for personnel, and shipping if necessary. If aircraft or aircrew substitutions are accomplished at the contractor's request during a scheduled deployment, transit to and from the

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deployment base to accomplish the substitution must be entirely at contractor expense unless otherwise approved by the SO prior to the substitution.

b. At least 90 days prior to WESTPAC deployments and 30 days prior to any other deployment, the SO will schedule a pre-deployment planning meeting with the contractor to ensure coordination of requirements, services and accommodations.

c. For purposes of computing deployment duration, the date aircraft depart from the contractor's home base is the first day of the deployment and the date aircraft return is the last day. If due to the contractor's own fault the deployment is extended, no payment for additional costs incurred during this extension of the deployment will be made.

d. Unless otherwise stipulated in relevant Task Orders for particularly maintenance intensive aircraft, the Government will reimburse the contractor for per diem and travel expenses of maintenance personnel only in accordance with the following matrix. (This matrix does not limit the number of unreimbursed maintenance personnel the contractor may deploy.).

                        Days TDY / Maintenance Personnel

No of A/C   1 Day   2 Days   3 Days   4 Days   5 or more days
--------------------------------------------------------------------------------
    1         *       *        *        *            *
--------------------------------------------------------------------------------

   *A matrix table for Type V aircraft will be negotiated in accordance with maintenance needs.

e. The contractor shall plan, schedule, ship, and deploy its personnel and equipment, including all GFE equipment for which the contractor is responsible for maintenance.

f. The contractor's senior representative at the deployment site shall:

   (l) Assure attendance of pilots at required procedure and mission briefings.

   (2) Assure contractor aircraft launch in sufficient time to arrive at designated stations on time.

   (3) Coordinate all maintenance, servicing, logistics, crew transportation, contractor personnel briefings, security clearances/vehicle registrations, and equipment/facility custodial functions in support of contractor operations.

   (4) Configure/reconfigure contractor aircraft as directed by the SO.

   (5) Coordinate submission of required debriefing materials following each mission.

   (6) Provide a synopsis of flight hours and sorties completed.

g. Release by the Government. When all flights for a particular deployment have been completed, the SO will notify the contractor representative that the deployment is complete. Following this notification, the contractor representative shall complete and implement arrangements to return the aircraft, personnel and equipment to their home base. The contractor is "released" when all aircraft arrive at the* home base.

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C-12 PROGRAM COORDINATOR

Note: The contractor for LOT 1 (CLlNs OX01 through 0X49) shall be the Program Coordinator of all deployments with the LOT 2 and LOT 3 contractors.

a. In the event that more than one contract is awarded from this solicitation, the contractors will be expected to work together with minimal input from the Government. The Government places great emphasis on contractors and Government personnel working together as a team to ensure that the services are delivered in a timely, professional manner. Results will be assessed at each Program Management Review (see paragraph C-21) and will be part of all contractor evaluations.

b. The contractor awarded LOT 1 shall be responsible for coordinating the efforts of the LOTs 2 and 3 contractors and shall be the "Lead Contractor" for this entire contract effort. The LOT 1 contractor shall provide a single point of contact to the Government for all contractors in coordinating and executing operational activities ordered under these contract(s) which involve the LOT 1 contractor. However, for exercises or missions that involve only LOT 2 and/or LOT 3 contractors, the LOT 2 and/or LOT 3 contractors shall directly interface with the Government.

c. The LOT 1 contractor, "Lead Contractor", responsibilities include, but are not limited to, the following:

   (3) Coordinate and execute all day-to-day mission and deployment scheduling activities, including but not limited to, Prior Permission Required (PPR) requests, shipping, transportation and lodging requirements, and rental automobile and cellular telephone sharing.

   (2) Within the limits of assets provided by the Government, coordinate, schedule and prioritize such items as ramp space assignment, GFE and GSE for normal operations and for deployments.

   (3) Maintain GFE identified in Section H.

d. The contractor awarded LOTs 2 and/or 3 are "Team Contractors". Team contractors shall work directly with the LOT 1 contractor to resolve issues such as, but not limited to, scheduling, deployment planning, GFE and GSE sharing.

e. Nothing in the "Lead Contractor I Team Contractor" arrangement set forth above shall be interpreted to limit access by any contractor to the Government for clarification of issues, identification of responsibilities, or settlement of disagreements.

C-13 INSURANCE REQUIREMENTS

In addition to the requirements of 5252.228-9501, the contractor shall obtain the types and amounts of insurance listed below. An approved program of self-insurance, as provided in FAR Part 28.308, may be substituted.

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Aircraft Liability Insurance. The contractor shall possess not less than
$1O,000,000.00 single limit liability aircraft liability insurance.

C-14 PHYSICAL SECURITY

The contractor shall be responsible for the physical security aspects of the work performed under this contract, including the security of all aircraft, associated vehicles, and equipment. Additionally, the contractor shall be responsible for GFE while in the contractor's possession and shall make provisions for adequate storage. Such storage at each designated base shall be located in one or more secure structures with a total storage area of approximately 200 square feet and physically located within close proximity of the aircraft. Lesser square footage may be required at other locations unless Government facilities are provided.

C-15 OPERATIONAL SECURITY (OPSEC)

The contractor shall develop/submit a OPSEC plan in accordance with Section J, List of Attachments, Exhibit A, DD Form 1423, Contract Data Requirements List A004.

C-16 INFORMATION SECURITY

a. The contractor shall possess a SECRET facility clearance within 90 days after contract award. As a minimum, the contractor shall possess a SECRET facility clearance at all primary bases of operation at the beginning of contract performance.

b. The work performed under contract as delineated in the attached DD Form 254 (Attachment 4) will involve contractor access to SECRET material at a Government or another contractor's facility and handling classified material up to and including SECRET COMSEC at the contractor's facility.

c. Within 120 days of award of the contract, the contractor shall obtain a full Communications Security (COMSEC) account which will include the STU-III voice/data terminals. STU-III data/voice terminals will be provided by the Government or authorized for procurement by the contractor. The COR with input from the contractor, will determine the exact number of STU-III's required. The Government will provide or authorize the contractor to acquire secure fax machines in accordance with MIL-STD-188-161 for use under this contract. The COR, with input from the contractor, will determine the number of secure fax machines necessary for performance of the contract.

d. The Government will provide at least one GSA approved security container at all locations designated to store classified equipment and/or material. In addition, some locations may be required to have an additional GFE security container for the storage of CMS equipment and codes. If additional classified storage is required, the Government will provide additional

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security containers. The contractor shall be responsible for storage of classified and COMSEC equipment and codes provided.

e. The Government or another contractor may operate from the contractor's facilities or contractor base location and may require temporary classified storage. When this period of time exceeds one year, the Government will provide an additional security container. The contractor shall provide space for the placement of the security container within its facility.

f. Although the hardware is not expected to be classified except for COMSEC equipment, classified documents and data may have to be transported, generated, or written onboard the aircraft in the normal performance of the contract. The contractor's aircrew will be exercising classified aspects of front line aircraft. The contractor shall be accountable through its security program for safeguarding the classified information.

g. The contractor shall use STU-III telephones, if available, for classified mission briefings when not required to attend face-to-face briefings. Otherwise, the contractor shall attend all classified mission briefings face-to-face.

C-17 AUTOMATIC DATA PROCESSING (ADP) SECURITY AND TEMPEST REQUIREMENTS

Contractors operating contractor-owned or controlled ADP resources to provide classified ADP support under this contract shall comply with the provisions of DOD 5220.22-M. Within 30 days after contract award, the contractor shall submit a contractor TEMPEST Vulnerability Assessment Request for systems processing data at the SECRET level or higher.

C-18 SECURITY WARNING

Performance under this contract may involve access to information affecting the national defense of the United States within the meaning of the Espionage Laws, l8 USC ss 793-94. The transmission or the revelation of the classified contents or of the classified matter to which access may be had in any manner to an unauthorized person is prohibited by law.

C-19 INTELLIGENCE INFORMATION SECURITY

a. Intelligence information necessary to perform the requirements of this contract will be provided to the contractor. The information does not become the property of the contractor and may be withdrawn at any time. Upon expiration of the contract, all intelligence information released and any information using data from the intelligence information will be returned to the releasing activity for final disposition.

b. The contractor shall not release the intelligence information to any activity or person of the contractor's organization not directly engaged in providing services under contract or to

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                                 Page 26 of 65
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another contractor (including subcontractors), Government agency, private individuals, or organizations without prior approval of the releasing activity.

c. Intelligence information shall not be released to foreign nationals or immigrant aliens regardless of the level of their security clearance or access authorization without prior approval from the releasing activity.

d. Intelligence information shall not be reproduced without prior approval of the releasing activity. All intelligence information shall bear a prohibition against reproduction while in the custody of the contractor.

e. The contractor shall maintain records which will permit it to furnish, on demand, the names of individuals who have had access to intelligence material in its custody.

C-20 VISIT REQUESTS

Clearance for contractor visits to DOD activities will be handled in accordance with DOD 5220.22-M. Requests for visits to PMA-207 must be forwarded to: TO BE DETERMINED AT CONTRACT AWARD. Access to NAS Patuxent River, Maryland requires prior approval. Please follow the appropriate instructions:

a. Foreign nationals or U.S. citizens affiliated with a foreign/foreign-owned company must contact the appropriate embassy for clearance through the Chief of Naval Operations (CNO) OP622. At least two weeks should be allowed for this clearance (more time is recommended). The Contract Specialist identified on the SF33 (block l0) shall also be notified of intention to attend the conference at least 7 days prior to arrival.

b. U.S. citizens must notify the Contract Specialist identified on the SF33 (block 10) at least 5 days prior to the planned date of the conference.

c. All persons shall report to the NAS Security Department located at the main gate for pass issuance. Adequate identification for each person and documentation for each vehicle to be admitted to the base must be presented.

d. Admission to the base may be denied if the above procedures have not been followed, inadequate identification/documentation is presented, or approval has not been received.

e. Meetings held at NAS Patuxent River also require sign-in and sign-out at each building where meetings are held.

C-21 PROGRAM REVIEWS

a. Program reviews shall be held semi-annually at Naval Air Systems Command (NAVAIRSYSCOM) PMA-207, Patuxent River, Maryland, the contractor's facility, or as

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directed by the COR. The contractor must attend all program reviews and make a presentation consisting of the following:

   (1) Overview of work accomplished to date or since last review and projected plan of action for completion of contract effort. Provide hand-out material documenting presentations;

   (2) Identification and discussion of problems encountered, if any, and action taken to resolve problems, and

   (3) Identification and discussion of problems anticipated and contractor's plan of action to resolve problems.

   (4) Experience with working as a team with the other LOT contractors and the Government. Identify successes and areas needing improvements.

b. In special cases, additional program reviews may be held covering a portion of the activity when directed by the COR. The contractor shall be reimbursed for travel and per diem expenses incurred during these additional reviews.

C-22 COMMERCIAL QUALITY SYSTEM

a. The contractor shall provide a commercial quality system which demonstrates a systems approach for managing quality, safety and contractor compliance with all contractual requirements. The contractor is accountable for all subcontractors and venders, and as such, shall require of them a quality system achieving control of the quality of the services and supplies which they provide. The Government may perform any necessary inspections, verifications and evaluations to ascertain the adequacy of the quality system. The Government reserves the right to disapprove the quality system or portions thereof when it fails to support or ensure contractor compliance with any or all contractual requirements.

b. The contractor shall ensure management policy and procedures stress corporate accountability for managing and ensuring that contract execution and quality assurance is effective and in continuous compliance with all contractual requirements and Government concerns.

c. Contractor policy and procedures shall emphasize periodic management review of the quality system to ensure effective development, implementation and execution of processes, systems and requirements for support of and compliance with all contractual requirements. Distribution of oversight results, corrective actions and follow-up actions shall comply with good management principles. This shall include, as a minimum, contractor corporate level management and quality assurance, PCO, Administrative Contracting Officer (ACO), site CO/OIC and scheduling officer and PMA-207.

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C-23 GOVERNMENT TASKS AND RESPONSIBILITIES

The Government will provide:

a. Reserved.

b. Web-site address to obtain unclassified service subordinate echelon directives, regulations, and operating instructions specified in this contract, as well as long range CAS operational schedules.

c. Reserved.

d. Services. When the contractor uses Government bases, the Government will provide:

   (l) Utilities. Electricity, water, heat, and sewage service (in Government facilities) necessary for contract performance.

   (2) Postal/installation distribution. The contractor is authorized use of military postal services at overseas locations.

   (3) Telephone, Security police, fire protection and emergency hospitalization, when and if available. Telephone numbers for Security Police and Fire Department will be provided to the contractor's representative at each operating location prior to beginning service. Where available, emergency hospital services will be provided to contractor personnel on a reimbursable basis.

   (4) Customs. Customs service will be administered in accordance with standard base practice for military aircraft.

   (5) Telecommunication. Local Class A telephone service including DSN/FTS service (if available) will be provided by the Government on Government installations. Commercial local and long distance calls will be at the contractor's expense. The contractor will be provided access to official message service, where available, at each operating site, to receive and send classified schedule and/or operational messages to operating units.

   (6) Maintenance and hangar space. The contractor will have access to Host Unit/Base maintenance shops and hangar space on a non-interference basis if available and Government supervised basis to accomplish necessary routine aircraft or equipment repair and for severe weather shelter.

   (7) Common ground support equipment. The contractor must provide all materials and support equipment required to maintain its aircraft. The contractor will have use of common ground support equipment and special tools and test equipment on a non-interference basis. Specific items will be determined by unit capability and negotiated with the host base. The contractor shall obtain this equipment through the appropriate maintenance shop, signing a hand receipt for each piece of equipment or tool. The contractor shall be responsible for returning

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borrowed equipment and tools within the time specified on the hand receipt in the same condition of repair as when obtained. The contractor must be aware that operational unit/base needs will, in all cases, supersede contractor needs and will not be subject to dispute.

   (8) Deicing. The Host base will provide deicing equipment on a non-interference basis if available if such equipment is necessary to provide services.

   (9) Flight planning facilities. The Host base will provide access to Base Operations Flight Planning, Weather, and Services facilities, if available on an non-interference basis, and the use of those facilities in the performance of work under this contract.

e. Fuel. Aircraft fuel. This is a "dry" contract. The Government will provide access to fuel at U.S. Government bases and civil fields where U.S. Government contract fuel is available worldwide for the contractor's use during contract performance. The Government will issue appropriate cards such as IDENTAPLATEs and Gold AVCARDS for each of the contractor's aircraft. Any Government fuel provided will NOT be used for any other flights/efforts other than those scheduled/ordered under this contract. Fuel consumed for maintenance test flights, maintenance ground turns, and training flights must be reimbursed to the Government. Fuel receipts and flight logs must be provided to the Government.

f. Frequency clearance. The Government will provide local radio clearance for use by the contractor in sovereign US territory only.

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SECTION D - PACKAGING AND MARKING

5252.247-9507 PACKAGING AND MARKING OF REPORTS (SEP 1999)

(a) All unclassified data shall be prepared for shipment in accordance with best commercial practice. Classified reports, data and documentation, if any, shall be prepared for shipment in accordance with the National Industry Security Program Operating Manual, DoD 5220.22-M.

(b) The contractor shall promptly display on the cover of each report the following information:

    (1) Name and business address of contractor.
    (2) Contract Number/Delivery/Task order number.
    (3) Contract/Delivery/task order dollar amount.
    (4) Whether the contract was competitively or non-competitively awarded;
    (5) Name, code and activity of sponsoring individual.

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SECTION E - INSPECTION AND ACCEPTANCE

The following contract clauses are hereby incorporated by reference:

Clause No.       Clause Title and Date
----------       ---------------------
52.246-2         INSPECTION OF SUPPLIES - FIXED PRICE (AUG 1996)
52.246-4         INSPECTION OF SERVICES - FIXED-PRICE (AUG 1996)
52.246-3         INSPECTION OF SUPPLIES-COST-REIMBURSEMENT (MAR
                 2001) (Applies to Cost-Reimbursement CLINs only
52.246-16        RESPONSIBILITY FOR SUPPLIES (APR 1984)

252.246-7000     MATERIAL INSPECTION AND RECEIVING REPORT (DEC 1991)

At the time of each delivery of supplies or services under this contract, the Contractor shall prepare and furnish to the Government a material inspection and receiving report in the manner and to the extent required by Appendix F, Material Inspection and Receiving Report, of the Defense FAR Supplement.

5252.246-9512 INSPECTION AND ACCEPTANCE (DESTINATION) (MAR 1999)

(a) Inspection and acceptance of the supplies or services to be furnished hereunder shall be performed at destination by the on-site Contracting Officer's Representative at the requiring activity or by the Scheduling Officer in accordance with PWS.

(b) Acceptance of all Contract Line Items/Subcontract Line Items (CLINs/SLINs) shall be made by signature of the accepting authority on a DD Form 250, Material Inspection and Receiving Report. Acceptance will only occur when the accepting authority is sure that inspections performed demonstrate compliance with contract requirements.

5252.246-9514 INSPECTION AND ACCEPTANCE OF TECHNICAL DATA AND
              INFORMATION (FEB 1995)

Inspection and acceptance of technical data and information will be performed by the Procuring Contracting Officer (PCO) or his duly authorized representative. Inspection of technical data and information will be performed by ensuring successful completion of the requirements set forth in the DD Form 1423, Contract Data Requirements List (CDRL) and incorporation/ resolution of Government review comments on the data items. Acceptance will be evidenced by execution of an unconditional DD Form 250, Material Inspection and Receiving Report, as appropriate.

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SECTION F - DELIVERIES OR PERFORMANCE

The following contract clauses are hereby incorporated by reference:

Clause No.            Clause Title and Date
----------            ---------------------
52.242-15             STOP-WORK ORDER (AUG 1989)
252.247-7023          GOVERNMENT DELAY OF WORK (APR 1984)
52.247-34             F.O.B. DESTINATION (NOV 1991)
52.247-55             F.O.B. POINT FOR DELIVERY OF GOVERNMENT-FURNISHED
                      PROPERTY (APR 1984)
252.247-7023          TRANSPORTATION OF SUPPLIES BY SEA (MAR 2000)

5252.211-9507         PERIOD OF PERFORMANCE (MAR 1999) (NAVAIR)

(a) The contract shall commence at contract award and shall continue for a twelve (12) month period. However, the period of performance may be extended in accordance with the option provisions contained herein.

(b) In addition to the basic performance period, the Government may exercise four (4) twelve-month option periods as specified below. These periods are anticipated performance periods, but may vary, and will commence upon expiration of the prior performance period. A11 orders placed under an option shall be subject to the same terms and conditions as those contained in the basic contract.

    Option I (FY 02) Option Exercise through 12 months thereafter Option II (FY 03) Option Exercise through 12 months thereafter Option III (FY 04) Option Exercise through 12 months thereafter Option IV (FY 05) Option Exercise through 12 months thereafter

(c) If FAR Clause 52.216-18, "Ordering", is incorporated into this contract, then the period in which the Government can issue orders under the contract will be extended at the exercise of an option, and extended to the end of that option period.

5252.247-9505 TECHNICAL DATA AND INFORMATION (FEB 1995)

Technical Data and Information shall be delivered in accordance with the requirements of the Contract Data Requirements List, DD Form 1423, Exhibit A, attached hereto.

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SECTION G - CONTRACT ADMINISTRATION DATA

5252.201-9501 DESIGNATION OF CONTRACTING OFFICER'S
              REPRESENTATIVE (COR) (OCT 1994) (NAVAIR)

(a) The Contracting Officer has designated Theresa (Teri) Boswell, PMA-207.5A6,
(301) 757-8485 as the authorized Contracting Officer's Representative (COR) for this contract.

(b) The duties of the COR shall be addressed in a letter issued by the PCO at time of award.

5252.232-9000 I SUBMISSION OF INVOICES (FIXED PRICE) (JUL 1992) -
                ALTERNATE I (JUL 1992) (DEVIATION)

(a) "Invoice" as used in this clause does not include contractor requests for progress payments.

(b) The contractor shall submit original invoices with copies to the address identified in the solicitation/ contract award form (SF 26-Block 10; SF 33-Block 23; SF 1447-Block 14), unless delivery orders are applicable, in which case invoices will be segregated by individual order and submitted to the address specified in the order (DD 1155-Block 13 or SF 26-Block 10).

(c) The use of copies of the Material Inspection and Receiving Report (MIRR), DD Form 250, as an invoice is encouraged. DFARS Appendix F-306 provides instructions for such use. Copies of the MIRR used as an invoice are in addition to the standard distribution stated in DFARS F-401.

(d) In addition to the requirements of the Prompt Payment clause of this contract, the contractor shall cite on each invoice the contract line item number (CLIN); the contract subline item number (SLIN), if applicable; the accounting classification reference number (ACRN) as identified on the financial accounting data sheets, and the payment terms.

(e) The contractor shall prepare a separate invoice for each activity designated to receive the supplies or services.

(f) Certification of Services. Flight hours ordered, scheduled, received or regretted shall be recorded on the Certification of Services Form (see Section J, Attachment 1). The certification shall be signed by both the designated Contractor's Representative and the Scheduling Officer. The signatures shall indicate concurrence of flight hours and services received or regretted; and, shall be substantiated by a copy of the flight schedule. The Certification of Services and the copy of the flight schedule shall be attached to the invoice submitted for approval.

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(g) If acceptance is at origin, the contractor shall submit the MIRR or other acceptance verification directly to the designated payment office. If acceptance is at destination, the consignee will forward acceptance verification to the designated payment office.

(h) Submit invoices bi-monthly to the Government representative named in the contract for approval of hours actually expended.

5252.232-9001 SUBMISSION OF INVOICES (COST-REIMBURSEMENT, TIME-
              AND-MATERIALS, LABOR-HOUR, OR FIXED PRICE INCENTIVE)
              (JUL 1992)

(a) "Invoice" as used in this clause includes contractor requests for interim payments using public vouchers (SF 1034) but does not include contractor requests for progress payments under fixed price incentive contracts.

(b) The Contractor shall submit invoices and any necessary supporting documentation, in an original and three (3) copies, to the cognizant Administrative Contracting Officer at the following address:

    DFAS Columbus Center
    Southern Entitlement Operations
    P.O. Box 182264 (DFAS-CO/IS)
    Columbus, OH 43218-2264

unless delivery orders are applicable, in which case invoices will be segregated by individual order and submitted to the address specified in the order. In addition, an information copy shall be submitted to:

    NAVAIRSYSCOMHQ
    Code PMA-207-5A6
    Bldg. 419, Unit 8
    46990 Hinkle Circle
    Patuxent River, MD 20670

Following verification, the contract auditor will forward the invoice to the designated payment office for payment in the amount determined to be owing, in accordance with the applicable payment (and fee) clause(s) of this contract.

(c) Invoices requesting interim payments shall be submitted no more than once every two weeks, unless another time period is specified in the Payments clause of this contract. For indefinite delivery type contracts, interim payment invoices shall be submitted no more than once every two weeks for each delivery order. There shall be a lapse of no more than thirty (30) calendar days between performance and submission of an interim payment invoice.

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(d) In addition to the information identified in the Prompt Payment clause herein, each invoice shall contain the following information, as applicable:

    (l) Contract line item number (CLIN).

    (2) Subline item number (SL1N).

    (3) Accounting Classification Reference Number (ACRN).

    (4) Payment terms.

    (5) Procuring activity.

    (6) Date supplies provided or services performed.

    (l) Costs incurred and allowable under the contract.

    (8) Vessel (e.g., ship, submarine or other craft) or system for which supply/service is provided.

(e) A DD Form 250, "Material Inspection and Receiving Report", is required with each invoice submittal.

(l) A Certificate of Performance, signed by a company official authorized to commit the company contractually, shall be submitted with each invoice.

    The following is a suggested format for the aforementioned certification:

    A. CERTIFICATE OF PERFORMANCE - CONTRACTOR INVOICE NO.

    B. CONTRACTOR CERTIFICATE

    1. This is to certify that the following services were performed under Contract No. ________________, Order No. ________ during the period ________ through ________.

    Labor Category                              Hours

    2. The following authorized travel was performed in connection with official duties:

       Date       From       To       Mode of Transportation
       ----       ----       --       ----------------------

   3. Describe services performed. Identify work to applicable line item and indicate estimate of percent of completion achieved.

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   4. This is to verify that this invoice contains no charges for personnel who do not meet the conditions of this contract.

   ____________________________                  ________
   Contractor's Representative                   Date
   Title and Signature

   C. COR CERTIFICATION

   I certify that the labor charge and other costs described above are appropriate and reflect the work accomplished by the contractor as required by the order specified and that the services were performed satisfactorily.

   ____________________________                  ________
   Signature of COR                              Date

   ____________________________                  _____________________
   Name and Title                                Organizational Code

(g) The Contractor's final invoice shall be identified as such, and shall list all other invoices (if any) previously tendered under this contract.

(h) Costs of performance shall be segregated, accumulated and invoiced to the appropriate ACRN categories to the extent possible. When such segregation of costs by ACRN is not possible for invoices submitted with CL1NS/SLINS with more than one ACRN, an allocation ratio shall be established in the same ratio as the obligations cited in the accounting data so that costs are allocated on a proportional basis.

5252.232-9503 INVOICE INSTRUCTIONS (MAR 1999) (DEVIATION)

(a) General. Strict compliance with the invoice instructions will facilitate early payment of invoices. However, no payment can be made until the contract is returned, properly executed, to the Contracting Officer, Naval Air Systems Command, Attn: Air-2.4.3.1, 21983. Bundy Road, NAS Patuxent River, MD 20670-1127.

(b) Assignments. Notwithstanding an assignment of money claims pursuant to authority contained in the contract, the contractor - not the assignee - is required to prepare invoices. Where such an assignment has been made, the original copy of the invoice must refer to the assignment and must show that payment of the invoice is to be made directly to the assignee as follows:

      Pursuant to the instrument of assignment, dated ________, make payment of this invoice to (name and address of assignee).

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(c) ADDITIONAL DISTRIBUTION FOR DD FORM 250 - MATERIAL INSPECTION AND RECEIVING
REPORT (MIRR). Addressees of special distribution recipients of the MIRR which are not specified in DFARS Appendix F, Table 2 (F-401) are as follows:

          Activity                              Address
          --------                              -------
--------------------------------------------------------------------------------
Naval Air Systems Command                   Commander
                                            Naval Air Systems Command
                                            Code: PMA-207.5A6 / Teri Boswell,
ALL ITEMS                                   46990 Hinkle Circle
                                            NAS Patuxent River, MD 20670

(d) Invoicing Instructions.

    The contractor will invoice at the flight minute/man-hour unit price in Section B. The contractor shall invoice for each flight minute flown under the contract/delivery order. Example: The actual flight time flown shall be recorded and converted into flight minutes (e.g. actual flight time flown was 4 hours 43 minutes, thus converted for invoice purposes to 283 flight minutes), to ensure the proper CLIN, ACRN and Delivery Order are reflected in the invoice documents.

    (1) Billable Flight Time - Invoicing for and payment of flight time associated with all flight minute CLINs will be made only for flight time ordered by the PCO, scheduled by the on-site SO or the COR, and successfully flown by the contractor. Flying time shall be measured from take-off (lift-off) to landing (touch down).

    (2) Travel/Per Diem - The contractor will invoice in accordance with FAR 31.205-46 as limited by the Joint Travel Regulation (JTR).

    (3) Material - The contractor will invoice for material used in support of this contract. Costs contained in invoices shall be in accordance with FAR 52.216-7, Allowable Cost and Payment and will not include profit. The contractor shall submit copies of its and its sub-contractor's vendor receipts for all material costs included in its invoice. The contractor shall ensure the proper CLIN, ACRN, and Delivery Order are reflected in the invoice documents.

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5252.232-9504 II INSTRUCTIONS TO PAYING OFFICE (MAY 1998) (NAVAIR) -
                 ALTERNATE II

(a) Invoices submitted for payment, which do not contain contract line item number (CLIN) (or subline item number (SLIN), if any) and the accounting classification references number (ACRN) information will be returned for correction.

(b) The disbursement of funds will be by the CLIN/SLIN/ACRN designation or when multiple ACRNs are used, disbursements will be prorated in proportion to the unliquidated balance within a CL1N or SLIN, if assigned.

5252.232-9511 NOTICE OF REQUIREMENTS FOR PROMPT PAYMENT (FEB 2000)
              (NAVAIR).

The Government anticipates that this contract will be distributed to Defense Finance and Accounting Service (DFAS) through the Joint Electronic Document Access (JEDA) System. DFAS is responsible for payment of contractor invoices.

(a) In accordance with FAR Clause 52.232-33 "Mandatory Information for Electronic Funds Transfer Payment", the contractor is responsible for providing updated information to the Central Contractor Register (CCR) database. Additionally, the contractor is responsible for maintaining its active status in the CCR database.

(b) If the DUNS, CAGE code, TIN or address set forth in the contract do not match the information in the CCR, then DFAS will return invoices without payment. Therefore, it is imperative that the contractor ensure the DUNS, CAGE code, TIN and contractor address on the contract are accurate and in compliance with the CCR database. Additionally, any changes/updates made to the CCR database should be communicated to the Contracting Officer for the purpose of modifying the contract to reflect the new data.

5252.232-9512 PAYMENT DEDUCTIONS AND DD FORMS 250 (JUN 1998)

During the preparation of periodic invoices, the contractor shall inquire in writing from the Contracting Officer, or his duly authorized representative, if any deductions for deficient services are applicable for that period. The contractor will receive a written response. When the contractor is informed that performance is deficient in any category, as specified in the Statement of Work, the contractor shall prepare the DD Form 250 reflecting any deductions before submitting it to the cognizant approving authority for acceptance. If the contractor disputes the deduction, the contractor may submit a DD Form 250 for the disputed amount to the Procuring Contracting Officer (PCO) with a copy to the approving authority. The submission shall contain documentation necessary to show why the deduction taken may be incorrect. The PCO shall review the documentation and make a determination. If the PCO concurs with the contractor, the PCO will sign the DD Form 250 and forward to the contractor for distribution. If the PCO does not concur, the contractor will be notified in writing.

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5252.232-9521 PAYMENT INQUIRIES (AUG 1998)

Inquiries regarding payment should be referred to:

    DFAS Columbus Center
    Southern Entitlement Operations
    P.O. Box 182264 (DFAS-CO/JS)
    Columbus, OH 43218-2264

5252.242-9511 CONTRACT ADMINISTRATION DATA (MAY 1998)

(a) Contract Administration Office.

    (1) Contract administration functions (see FAR 42.302 and DFARS 242.302) are assigned to cognizant DCMA office.

    (2) Contract administration functions withheld, additional contract administration functions assigned, or special instructions (see FAR 42.202) are:

    Authority is hereby delegated to the Administrative Contracting officer to execute contract modifications providing for deobligation of unexpended dollar balances considered excess to known contract requirements.

    (3) The Accounting Classification Reference Numbers (ACRN) assigned by the Naval Air Systems Command shall be used in applicable contract modifications or orders or modifications thereto issued by the cognizant contract administration office. If no ACRN is assigned by the Naval Air Systems Command, the contract administration office may assign a two-position ACRN that can be either alpha-numeric (A1 through B9 and continuing, if necessary through Z9, excluding the letters "I" and "O") or alpha (AA through ZZ, excluding the letters "I" and "O"), (see DFARS 204.7101).

    (4) The cognizant contract administration office shall distribute to the U.S. Navy International Logistics Control Office (NAVILCO) (Code 20), 700 Robbins Avenue, Philadelphia, Pennsylvania 19111, a copy of any report or document which indicates an anticipated or actual delay in the delivery of supplies or services called for under the Navy International Logistics Program
(ILP) Foreign Military Sales (FMS) (or Military Assistance Program (MAP)
Item(s) identified in Section B, if any. Copies of reports or documents distributed to NAVILCO shall include the applicable Item number, the FMS Case identifier and FMS country (or MAP record Control/Program Directive number identifier) and the requisition number and shall be in addition to any other distribution required by this contract or directives applicable to the cognizant contract administration office.

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(b) PCO Quality Assurance Representative. Any quality assurance questions, comments, problems, recommendations, etc., which cannot be resolved at the Administrative Contracting Officer (ACO) Quality Assurance Representative (QAR) level should be communicated to the Procuring Contracting Officer (PCO) QAR designated below:

    PCO Quality Assurance Representative
    Naval Air Systems Command
    Bldg. 419, PMA 207
    Attn: PMA-207Q
    NAS Patuxent River, MD 20670-5449

(c) Paying OffIce. The disbursing office which will make payments is designated as follows:

    DFAS Columbus Center
    Southern Entitlement Operations
    P.O. Box 182264 (DFAS-CO/JS)
    Columbus, OH 43218-2264

(d) Remittance Address(es):

    1) The address to which payments should be wired by the Government is:

    Wachovia Bank N.A. C/O First Union National Bank
    Reference: Flight/Phoenix Escrow
    Electronic Funds Transfer (ACH)
    ABA # 061000227
    Account # 2000010548961
    Attn: Eric Knoll

    OR

    2) The address to which payments should be mailed by the Government is:

    Wachovia Bank N.A. C/O First Union National Bank
    Reference: Flight/Phoenix Escrow
    1100 First Union Plaza
    999 Peachtree St., N.E.
    Atlanta, GA 30309-9094
    Attn: Eric Knoll

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SECTION H - SPECIAL CONTRACT REQUIREMENTS

5252.216-9534 TASK ORDERS PROCEDURES (SEP 1999)

(a) The following activity(ies) or individual(s) is/are designated as Ordering Officer(s):

    Naval Air Systems Command
    Attn: AIR 2.4.3.1
    Bldg. 441, Unit 7
    21983 Bundy Road
    NAS Patuxent River, MD 20670-1127

The above activity(ies) or individual(s) is/are responsible for issuing and administering any orders placed hereunder. Ordering Officers may negotiate revisions/modifications to orders, but only within the scope of this contract. Ordering Officers have no authority to modify any provision of this basic contract. Any deviation from the terms of the basic contract must be submitted to the Procuring Contracting Officer (PCO) for contractual action. Ordering Officers may enter into mutual no cost cancellations of orders under this contract and may reduce the scope of orders/tasks, but a Termination for Convenience of Termination for Default may be issued by the PCO.

(b) Task orders. All orders issued hereunder are subject to the terms and conditions of this contract. The contract shall control in the event of conflict with any order. When mailed, an order shall be "issued" for purposes of this contract at the time the Government deposits the order in the mail, or, if transmitted by other means, when physically delivered to the contractor.

(c) A task order shall be issued for each order. In addition to any other data that may be called for in the contract, the following information shall be specified in each order, as applicable:

    (1)  Date of order.
    (2)  Contract and task order number.
    (3)  Applicable contract line item number (CLIN).
    (4)  Description of the task to be performed.
    (5)  Description of the end item or service.
    (6)  DD Form 254 (Contract Security Classification).
    (7)  DD Form 1423 (Contract Data Requirements List).
    (8)  Exact place of performance.
    (9)  The inspecting and accepting codes.
    (10) Estimated cost and fee and level of effort by labor category (and billing rate if known).
    (11) List of Government furnished property and the estimated value of the property.
    (12) Invoice and payment provisions to the extent not covered by the contract.
    (13) Accounting and appropriation data.
    (14) Period of performance.

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    (l5) Organizational Conflict of Interest provisions.
    (16) Type of order (e.g., completion, term, FFP)

(d) Negotiated Agreement. For task orders with an estimated value of greater than $l,000.00, the information contained in each task order with respect to labor categories, manhours and delivery date shall be the result of a negotiated agreement reached by the parties in advance of issuance of the order.

    (l) The Ordering Officer shall furnish the contractor with a written preliminary task order and request for proposal. The request shall include:

        (i)   a description of the specified work required,
        (ii)  the desired delivery schedule,
        (iii) the place and manner of inspection and acceptance, and

    (2) The contractor shall, within the time specified by the preliminary task order, provide the Ordering Officer with a proposal to perform, which shall include:

        (i) the required number of labor hours by labor classification and scheduled billing rates, for each end product or task,
        (ii)  overtime hours by labor category,
        (iii) proposed completion or delivery dates,
        (iv) other direct costs (i.e., direct material, travel subsistence, and similar costs)
        (v)   dollar amount and type of any proposed subcontracts, and
        (vi)  total estimated cost/price.

        The cost factors utilized in determining the estimated cost/price under any order shall be the rates applicable at time the order is issued.

    (3) Upon receipt of the proposal, the Ordering Officer shall review the estimates therein to ensure acceptability to the Government, enter into such discussions with the contractor as may be necessary to correct and revise any discrepancies in the proposal, and effect whatever internal review procedures are required. Should the Ordering Officer and contractor be unable to reach agreement as to the terms of the order prior to its issuance, the conflict shall be referred to the Contracting Officer.

    (4) For task orders under the dollar amount indicated in paragraph (d), the procedures for reaching agreement are as follows:

        (i) The Ordering Officer shall issue a fully funded, unilaterally executed task order representing a firm order for the total requirement.

        (ii) In the event the contractor cannot perform in accordance with the terms and conditions and within the estimated cost of the task order, he shall:

             (A) notify the Ordering Officer immediately,

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        (B) submit a proposal for the work requested in the task order,
        (C) not commence performance until such time that differences between the task order and the contractor's proposal are resolved and a modification, if necessary, is issued.

(e) Total Estimated Dollar Amount. The total estimated dollar amount for each cost reimbursement line item under the order constitutes a ceiling price for that line item. The ceiling amount for each line item may not be exceeded unless authorized by a modification to the order.

(f) Oral Orders. Oral orders may be placed hereunder only in emergency circumstances. Information described above shall be furnished to the contractor at the time of placing an oral order and shall be confirmed by issuance of a written task order within thirty (30) working days of the oral order.

(g) Modifications. Modifications to orders shall be issued using a Standard Form 30 and shall include the information set forth in paragraph (c) above, as applicable. Orders may be modified orally by the Ordering Officer in emergency circumstances. (Oral modifications shall be confirmed by issuance of a written modification on Standard Form 30 within thirty (30) working days from the time of the oral communication amending the order.)

5252.223-9500 ENVIRONMENTAL CONTROLS (IAN 1991) (NAVAIR)

Notwithstanding that the contract may require the use of paints or coatings which do not meet state or district requirements for reduced volatile organic compounds (VOC's), the contractor must comply with all federal, state, and local regulatory requirements respecting air quality and emission limitations. It remains the contractor's responsibility to meet the requirements for reduced VOC's even where to do so will require the use of engineering controls or other special painting equipment.

5252.227-9501 INVENTION DISCLOSURES AND REPORTS (MAY 1998)

(a) In accordance with the requirements of the Patent Rights clause of this contract, the contractor shall submit "Report of Inventions and Subcontracts" (DD Form 882) along with written disclosure of inventions to the designated Contract Administrator.

(b) The Contract Administrator will forward such reports and disclosures directly to the appropriate Patent Counsel, designated below, for review and recommendations, after which the reports will be returned to the Contract Administrator.

    NAVAIR Office of Counsel
    Bldg. 2272, Suite 257, Code 11.1
    47123 Buse Road, Suite IPT
    Patuxent River, MD 20670-1547

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(c) The above designated Patent Counsel will represent the Procurement
Contracting Officer with regard to invention reporting matters arising under this contract.

(d) A copy of each report and disclosure shall be forwarded to the Procuring Contracting Officer.

(e) The contractor shall furnish the Contracting Officer a final report within three (3) months after completion of the contracted work listing all subject inventions or certifying that there were no such inventions, and listing all subcontracts at any tier containing a patent rights clause or certifying that there were no such subcontracts.

5252.227-9507 NOTICE REGARDING THE DISSEMINATION OF EXPORT-
              CONTROLLED TECHNICAL DATA (JAN 1992)

(a) Export of information contained herein, which includes release to foreign nationals within the United States, without first obtaining approval or license from the Department of State for items controlled by the International Traffic in Arms Regulations (ITARS), or the Department of Commerce for items controlled by the Export Administration Regulations (EAR), may constitute a violation of law.

(b) For violation of export laws, the contractor, its employees, officials or agents are subject to:

    (1) Imprisonment and/or imposition of criminal fines; and

    (2) Suspension or debarment from future Government contracting actions.

(c) The Government shall not be liable for any use or misuse of the information, technical data or specifications in this contract. It shall not be liable for any patent infringement or contributory patent infringement. The Government neither warrants the adequacy nor the completeness of the information, technical data or specifications in this contract.

(d) The contractor shall include the provisions or paragraphs (a) through (c) above in any subcontracts awarded under this contract.

5252.228-9501 LIAbILITY INSURANCE (MAR 1999)

(a) Comprehensive General Liability: $200,000 per person and $500,000 per accident for bodily injury.

(b) Automobile Insurance: $200,000 per person and $500,000 per accident for bodily injury and $500,000 per accident for property damage.

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(c) Standard Workman's Compensation and Employer's Liability Insurance (or,
where maritime employment is involved, Longshoremen's and Harbor Worker's Compensation Insurance) in the minimum amount of $100,000.

(d) Aircraft public and passenger liability: $200,000 per person and $500,000 per occurrence for bodily injury, other than passenger liability; $200,000 per occurrence for property damage. Passenger bodily injury liability limits of $200,000 per passenger, multiplied by the number of seats or number of passengers, whichever is greater.

5252.237-9502 COMPENSATION - TIME AND MATERIALS (TASK ORDERS)
              (SERVICES) (SEP 1999)

(a) Subject to the FAR Clause 52.232-7 "Payments" clause of this contract, the Government will pay the contractor for the performance of task orders issued under this contract the amounts determined to be payable in accordance with the hourly rate set forth in Section B and the amounts determined to be payable in accordance with paragraphs (b) and (c) of this clause. The hourly rates set forth cover all expenses, including wages, overhead, general and administrative expense, profit, subsistence, prorated vacation leave, sick leave, and applicable insurance of all kinds, excluding any and all travel costs which are reimbursable in accordance with paragraph (c) below. If overtime rates are specified in Section B, the contractor will be paid for overtime work in accordance with such overtime rates only to the extent the overtime is approved in advance by the Procuring Contracting Officer (PCO). If no rate is set forth in Section B and overtime work is approved in advance by the PCO, the contractor and the PCO will negotiate rates for such overtime in accordance with paragraph
(a)(3) of the "Payments" clause of the contract. The amount payable to the contractor shall be computed by multiplying the appropriate hourly rates set forth by the number of direct labor hours performed in accordance with paragraph
(a)(l) of the "Payments" clause of this contract. Payment for the performance of task orders shall be made in accordance with the rates specified in Section B with adjustments as appropriate under paragraph (b) for employees performing Uncompensated Overtime as defined in FAR Clause 52.237-10, "Identification of Uncompensated Overtime".

(b) For individuals performing under an uncompensated overtime system, the amount billed is limited to the uncompensated overtime rate as defined in FAR Clause 52.237-10. All hours shall be burdened and shall be in the base for allocation of overhead and general and administration expenses.

(c) Travel Costs. The contractor shall be reimbursed for travel costs in accordance with FAR 31.205-46 as limited by the Joint Travel Regulations, Volume II and the following:

    (1) Where official company travel can reasonably be planned in advance so as to take advantage of available discounted standard or coach airfares, any expenses in excess of those discounted fares are to be considered as, and segregated as unallowable costs; and

    (2) Travel made for personnel convenience, including daily travel to and from work, shall not be reimbursed hereunder.

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(d) Material Costs and Other Direct Costs. The contractor shall be reimbursed for other direct costs (ODC) including material costs in accordance with Section B and paragraph (b) of the "Payments" clause of this contract. Other direct costs including material costs to be reimbursed under this contract shall be included in each order.

(e) Maximum Ordering. The Government shall not be obligated to pay the contractor any amount in excess of the maximum task order price set forth in any task order issued under this contract. The contractor shall not be obligated to continue performance or to incur costs under any task order if to do so would exceed the maximum task order price set forth in the task order unless the contractor has been notified in writing by the Procuring Contracting Officer
(PCO) that the maximum task order price for the task order concerned has been increased in accordance with paragraph (d) of the "Payments" clause of this contract. Pursuant to paragraph (c) of the "Payments" clause, the contractor shall notify the PCO in writing if the contractor has reason to believe the hourly rate payments, travel costs and materials costs which will accrue in the performance of the task order concerned will exceed the maximum task order price set forth in the task order, or when added to all other payments and costs previously accrued, will exceed the maximum ordering price set forth in the contract. If for any other reason the contractor believes that the maximum task order price set forth in any task order should be increased, the contractor shall promptly so notify the PCO in writing. The maximum ordering price of any task order may be increased by the PCO, in his/her discretion, at any time during the period covered by this contract. If the contractor has reason to believe that the total cost to the Government for the work called for in any task order will be substantially less than the maximum order price specified therein, the contractor shall promptly so notify the PCO in writing. The PCO may, based upon such notification, decrease the ceiling price of the task order concerned. Any increase or decrease in the maximum order price of any task order shall be set forth in a modification to the task order.

(f) The term "ceiling price" wherever set forth in the "Payments" clause will be read as "maximum" and, when used to refer to Contract Ceiling Price shall be read as Contract Maximum Ordering Price/Amount. When used in conjunction with task order, "ceiling" shall be construed "maximum" task order amount or the "maximum" amount per cost category such as travel, labor, and other direct costs as appropriate.

5252.242-9515 RESTRICTION ON THE DIRECT CHARGING OF MATERIAL (JUL 1998)

(a) The term "material" includes supplies, materials, parts, equipment, hardware and Information Technology (IT) resources including equipment, services and software. This is a service contract and the procurement of material of any kind that are not incidental to and necessary for contract performance may be determined to be unallowable costs pursuant to FAR Part 31. No materials may be acquired under the contract without the prior written authorization of the Contracting Officer's Representative (COR). IT resources may not be procured under the material line item of this contract unless the approvals required by Department of Defense purchasing procedures have been obtained. Any material provided by the contractor is subject to the requirements of the Federal Acquisition Regulation (FAR), the Defense Federal Acquisition

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Regulation Supplement (DFARS), and applicable Department of the Navy regulations and instructions.

(b) Prior written approval of the COR shall be required for all purchases of materials. If the contractor's proposal submitted for a task order includes a list of materials with associated prices, then the COR's acceptance of the contractor's proposal shall constitute written approval of those purchases.

(c) The costs of general purpose business expenses required for the conduct of the contractor's normal business operations will not be considered an allowable direct cost in the performance of this contract. General purpose business expenses include, but are not limited to, the cost for items such as telephones and telephone charges, reproduction machines, word processing equipment, personal computers and other office equipment and office supplies.

5252.243-9504 AUTHORIZED CHANGES ONLY BY THE CONTRACTING OFFICER (JAN 1992)

(a) Except as specified in paragraph (b) below, no order, statement, or conduct of Government personnel who visit the contractor's facilities or in any other manner communicates with contractor personnel during the performance of this contract shall constitute a change under the "Changes" clause of this contract.

(b) The contractor shall not comply with any order, direction or request of Government personnel unless it is issued in writing and signed by the Contracting Officer, or is pursuant to specific authority otherwise included as a part of this contract.

(c) The Contracting Officer is the only person authorized to approve changes in any of the requirements of this contract and notwithstanding provisions contained elsewhere in this contract, the said authority remains solely the Contracting Offcer's. In the event the contractor effects any change at the direction of any person other than the Contracting Officer, the change will be considered to have been made without authority and no adjustment will be made in the contract price to cover any increase in charges incurred as a result thereof. The address and telephone number of the Contracting Officer is:

    DAWN B. ADAMO
    Naval Air Systems Command
    Attn: AIR-2.4.3.1
    Bldg. 441, Unit 7
    21983 Bundy Rd.
    NAS Patuxent River, MD 20670-1127
    (301) 757-8965

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5252.245-9500 GOVERNMENT PROPERTY FOR THE PERFORMANCE OF THIS
              CONTRACT (APR 1998) (NAVAIR)

(a) Definition. Government production and research property, as the term is used herein, shall consist of special tooling to which the Government has title or the right to acquire title, Government-owned special test equipment and Government-owned facilities as each term is defined respectively in FAR 45.101 and 45.301.

(b) Authorization to Use Government Production and Research Property, Material, and Agency Peculiar Property Currently Covered by Government Contracts Without Rental Charge in Performing this Contract. Government production and research property, material, and agency peculiar property covered by the following listed Government contracts on the effective date of this contract is hereby authorized for use on a rent-free, non-interference basis in the performance of this contract and sub-contracts of any tier issued hereunder:

Contract No(s): NONE

(c) Authorization to Use Government Production and Research Property and Agency Peculiar Property to be Provided Under this Contract Without Rental Charge in Performing this Contract. (This paragraph does not cover such property in possession of the contractor or his subcontractors on the date of award of this contract.)

    (1) Subject to the provisions of the Government Property clause of this contract, the Government hereby agrees to provide hereunder the Government production and research property and agency peculiar property identified in
(c)(2) through (c)(5) to the contractor. The contractor is hereby authorized to use, on a rent-free basis, said property in the performance of this contract.

    (2) Special Tooling (as defined in FAR 45.101): NONE

    (3) Special Test Equipment (as defined in FAR 45.101): NONE

    (2) Facilities (as defined in FAR 45.301 and DFARS 245.3013:

                               SEE ATTACHMENT (1)

        (These facilities shall, when provided, become accountable under and be subject to that facilities contract, if any, in effect between the Government and the contractor or any of his subcontractors at the plant where they are to be located during performance of this contract.)

    (5) Agency Peculiar Property (as defined in FAR 45.301 and DFARS 245.301):

     SEE ATTACHMENT (1) - The estimated value of Attachment (1) is $10.0 M.

The following terms and conditions shall be applicable to the agency peculiar property, if any, identified above:

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        (A) each item of agency peculiar property shall be identified by its
Federal Item Identification Number and Government Nomenclature;

        (B) the agency peculiar property shall be accounted for under this contract, and

        (C) upon completion or termination of this contract, the contractor shall request and comply with disposition instructions from the Contracting Officer.

(d) Government Material and Agency Peculiar Property to be Furnished Under this Contract. (This paragraph covers Government-owned material and agency peculiar property furnished to the contractor for (A) consumption in the course of manufacture, testing, development, etc., or (B) incorporation in items to be delivered under this contract, e.g., Master Government Furnished Equipment List (MGFEL).)

    (1) Subject to the provisions of the Government Property clause of this contract, the Government hereby agrees to provide hereunder the Government-owned agency peculiar property and material identified in (d)(2) and (d)(3) to the Contractor. The Contractor is hereby authorized as appropriate, (A) to consume the material identified in (d)(2) and the agency peculiar property identified in
(d)(3) in performing this contract or (B) to incorporate such material and agency peculiar property in articles under this contract.

    (3) Material (as defined in FAR 45.301):

            Requisitioning Documentation: Contractor access to the federal supply system is permitted only when the material as well as the quantity is identified in the above paragraph. The contractor shall prepare requisitioning documentation for the above material in accordance with the "Military Standard Requisitioning and Issue Procedures (MILSTRIP) for Defense Contractors", DoD 4000.25-1-M, Chapter 11 and NAVSUP Publication 437 as revised by DoD AMCL 1 A guidance. The contractor must submit all requisitions for Government Furnished Material (GFM) from the supply system to the Material Control Activity (MCA) specified in Section G of this contract. Upon completion or termination of this contract, the contractor shall request and comply with disposition instructions from the Contracting Officer.

    (3) Agency Peculiar Property (as defined in FAR 45.301 and DFARS 245.301):

The terms and conditions made applicable to agency peculiar property in (c)(5) shall be applicable to the agency peculiar property, if any, identified above.

(e) Government Installations to be Made Available Under this Contract.

    (1) The Government hereby agrees to make available hereunder on a rent-free, noninterference basis for performing this contract the Government installations, or portions thereof, identified in (e)(2) in accordance with standard operating procedures and priorities unless otherwise specified in the Schedule. Although not "Government-furnished property" under this contract, the provisions of paragraph (a) of the Government Property clause of this contract shall apply to these installations.

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    (2) Installations.

(f) Bailed Property to be Used Under this Contract. (This paragraph will not obviate the need to set forth in this contract the terms of the project agreement as required by the pertinent bailment agreement.)

    (1) The bailed property identified in (f)(2) is hereby authorized for use on a rent-free basis in the performance of this contract. Although not "Government-furnished property" under this contract, the provisions of paragraph
(a) of the Government Property clause of this contract shall apply to this bailed property.

                               Bailment Agreement
                                  Under which
    (2) Description              Serial Number            Accountable

        NONE

    (3) The bailed property identified in (f)(2) is furnished "as is" and the Government makes no representations or warranties with respect to such property, including the suitability of such property for the intended use.

(g) This clause shall in no event be construed to authorize rent-free use of any property identified above for any effort other than that called for under this contract.

(h) Installation Cost. The price of this contract constitutes full compensation to the contractor for all costs to be incurred under this contract for the adaptation and installation of the property identified in this clause.

(i) Installation. Government production and research property, other than foundations and similar improvements necessary for the installation of special tooling, special test equipment, and plant equipment, as defined in FAR 45.101, shall not be installed or constructed on land nor owned by the Government in such fashion as to be non-severable unless authority is granted by the Contracting Officer cognizant of the contract under which the property is provided in accordance with FAR 45.309.

(j) Limitation: This clause does not authorize the contractor to acquire any property for the Government.

(k) The contractor represents that the price and delivery schedule of this contract have been established in reliance on the Government granting the authorization in (b), (c), (d), (e) and (f), and that no charge has been included in this contract for use of the property as authorized above.

(1) Whenever the Contracting Officer authorizes or makes available the use, on a rent-free basis, of additional Government production and research property or other Government property in the performance of this contract or subcontracts of any tier under this contract, the contract will be equitably adjusted in accordance with the procedures provided for in the Changes clause.

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(m) If the Government production and research property or other Government property authorized or made available above is decreased by the Government, the contractor will be entitled to an equitable adjustment to the terms of this contract in accordance with the procedures provided for in the Changes clause hereof, as a result of such decrease; provided, however, that if any such decrease is due to the failure of the contractor or his subcontractors of any tier under this contract to fulfill their respective obligations either with respect to the Government property or with respect to the work such property is to be used to perform, the Contracting Officer will take such circumstances into account in establishing the equitable adjustment.

(n) The contractor is responsible for scheduling the use of all property covered by this clause and the Government shall not be responsible for conflicts, delays, or disruptions to any work performed by the contractor due to use of any or all such property, either under this contract or any other contracts under which use of such property is authorized.

5352.247-1000 AIR SAFETY (NOV 1991) (AMCFARS)

(a) Contractor is obligated to comply with generally accepted standards of airmanship, training, and maintenance practices and procedures. Contractor must also satisfy DOD quality and safety requirements as described in 32 CFR Part 861, Section 861.3. In addition, contractor shall comply with all provisions of applicable statutes, tenders of service, and contract terms as such may affect flight safety, as well as with all applicable Federal Aviation Administration Regulations, Airworthiness Directives, Orders, rules, and standards promulgated under the Federal Aviation Act of 1958, as amended. Compliance with published standards may not, standing alone, constitute compliance with generally accepted standards of airmanship, training, or maintenance.

(b) The cleanliness and orderliness of an aircraft, including the visible components and surfaces thereof affect the ability to inspect an aircraft, may be valid indicators of the overall maintenance level of an aircraft, and may have a direct effect on the security and confidence of passengers. Therefore, contractor's failure to keep and maintain all such components and surfaces of the aircraft used in performance of this contract clean, orderly, and in good state of repair may be deemed a failure to comply with generally accepted standards of maintenance to the extent the failure goes beyond mere cosmetic or housekeeping deficiencies and relates in some manner to confidence in the safety, maintenance, or airworthiness of the aircraft.

(c) Should the government determine that any of the following conditions exist, it may suspend or place in temporary nonuse status contractor's further performance of airlift transportation services for the Department of Defense:

    (1) Contractor's failure to meet any of the obligations imposed by the preceding two paragraphs.

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    (2) Involvement of one of contractor's aircraft in a serious or fatal accident, incident, or operational occurrence (regardless of whether or not such aircraft is being used in the performance of this contract).

    (3) Any other condition which affects the safe operation of contractor's flights hereunder.

(d) Such suspension shall be accomplished pursuant to the Air Mobility Command
(AMC) and Military Traffic Management Command (MTMC) Commercial Airlift Safety Review Procedures (32 CFR Part 861), which are hereby incorporated in this contract by reference, or any procedures that supersede same which may be adopted by HQ AMC/MTMG from time to time. The suspension procedures, including the temporary nonuse, reinstatement and appeals processes, set out therein, are binding, final, and conclusive. In no event shall suspension or temporary nonuse proceedings, regardless of outcome, give rise to any liability on the part of the government.

(e) Suspension or temporary nonuse hereunder resulting in unavailability of contractor aircraft to perform service under this contract shall be treated as failure to maintain authorization to engage in air transportation under the clause of the contract entitled, "Requirement for Authorization to Engage in Air Transportation."

5352.247-1001 REQUIREMENT FOR AUTHORIZATION TO ENGAGE IN
              AIR TRANSPORTATION (MAR 1988) - ALTERNATE I (MAR 1988)
              (AMCFARS)

(a) This contract is conditioned upon the contractor being a commercial airtaxi operator within the meaning of the Federal Aviation Act (FAA of 1958, as amended) and holding a current Air Carrier Operating Certificate in accordance with Part 127/135 of the Federal Aviation Regulations and holding a registration under Part 298 of the DOT regulations. Furthermore, the contractor shall not be in a suspension or temporary nonuse status in accordance with the special clause entitled "Air Safety."

(b) If at any time during the performance period of this contract the contractor is not in compliance with the requirements of paragraph a above, including, but not limited to, instances when the certificate demonstrating compliance with paragraph a above is (i) suspended by the pertinent regulatory body for any period of time even though the effect of the suspension is stayed pending review by a court of competent jurisdiction, (ii) canceled or revoked in its entirety by the pertinent regulatory body even though the effect of the cancellation or revocation is stayed pending review by a court of competent jurisdiction, or
(iii) such certificate or interim operating authority has expired and has not been renewed, then the contracting officer may elect any one or a combination of the following courses of action:

    (1) Suspend the contractor from further performance of all or any part of this contract until such time as the suspension/temporary nonuse imposed by the pertinent regulatory body shall have expired or until such time as the suspension, temporary nonuse, cancellation, or

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                                 Page 53 of 65
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                                N00019-01-D-0037
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revocation shall have been finally set aside, removed, or otherwise terminated.
The period of suspension of this contract will begin at the time that notice thereof is given by the contracting officer to the contractor's designee named in accordance with paragraph of Section of this contract. All flights which were scheduled to be flown during the time any such suspension is in effect will be canceled. A unilateral modification reflecting the cancellation and reducing the government's obligation accordingly will be issued by the contracting officer at the termination of the period during which this contract is suspended or after the expiration of the period of performance of this contract. Any such cancellation is not for the convenience of the government and is not a termination within the meaning of the clause entitled "Termination for Convenience of the Government (Fixed-Price)." Such cancellation will be accomplished at no cost to either party, and the substitute service provisions of this contract will not apply to such canceled flights.

    (2) Exercise the government's rights under the special clause of the contract entitled "Contractor's Failure to Provide Service."

    (3) Terminate this contract in whole or in part under the procedures of the clause entitled "Default." If this contract is terminated for default pursuant to paragraph b, and if it is subsequently determined that termination for default is not appropriate, this contract shall then be considered to have been canceled pursuant to subparagraph b(4) below.

    (4) Cancel this contract in whole or in part. Any such cancellation will be accomplished by the issuance of a unilateral modification and will not be a termination under the provisions of the clause entitled "Termination for Convenience of the Government (Fixed Price)," and neither party will be liable to the other party for costs incurred as a result of such cancellation.

5352.247-1002 CONTRACTOR'S FAILURE TO PROVIDE SERVICE (OCT 1994) -
              ALTERNATE I (JUN 1992) (AMCFARS) (Applies to scheduled passenger and cargo flights)

(a) In the event that contractor's aircraft is unable to depart from any station, the government may invoke remedies which are set forth in this paragraph which will neither constitute a termination within the meaning of the clause entitled "Termination for Convenience of the Government," nor in any way diminish the government's rights under the clause entitled "Default." The rights and remedies of the government provided for in this paragraph are not exclusive and do not give rise to government liability for costs incurred and are in addition to any other government rights and remedies provided for by law or by this contract.

(b) Substitute Service. This term, as used herein, applies to the substitution of an aircraft to replace contractor's aircraft which is unable to proceed from the departure station or from any en route station short of destination in accordance with schedules established pursuant to this contract. If the contractor fails to make an aircraft available for departure as required by the flight schedules, the government may: (1) cancel the requirement for further movement of the defaulted flights; (2) require the contractor to transport the defaulted passengers or cargo by substitute service within such additional time as the contracting officer may allow; (3) acquire substitute service from commercial sources; or (4) reschedule the defaulted flight or transport the defaulted

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passengers or cargo, or any portion thereof, itself. The exercise of any of these options will be in accordance with the following:

    (1) In the event that the requirement for further movement of the defaulted flights is canceled, the number of miles/trips for the flight involved, and directed landings (if applicable) will be subtracted from the government's guarantee. Any canceled requirement will be deleted from the contract by unilateral modification.

    (2) If the contractor is required to transport the passengers or cargo of the defaulted flights by substitute service within such additional time as the contracting officer may allow, the contractor shall arrange and pay directly all cost involved in the transportation by the substitute aircraft. Contractor will be paid, in this event, the full contract price for the flight involved, irrespective of the amount paid by him for this transportation by substitute aircraft. The substitute aircraft provided by the contractor must be of like type, configured in accordance with the applicable specifications, and must be approved by the contracting officer. In lieu of, or in addition to, providing the above type substitute service, the contractor may, at his own expense, purchase the amount of space, by common carriage or otherwise, needed for the movement of passengers or cargo of the defaulted flight. The purchase of such space must be approved by the contracting officer. In such event, contractor would be paid the contract price for the involved transportation.

    (3) The government may purchase substitute service from commercial sources. This can be by a substitute commercial aircraft or by the purchase from commercial sources of sufficient space to transport by common carriage or otherwise, the number of passengers or amount of cargo involved in the defaulted flight. In either event, the substitute service shall be deducted from the government's guarantee and the contractor would be charged by the government, any amount which the government had to pay to commercial sources which is in excess of the contract price for the transportation of the passengers or cargo involved for the distance involved. Contractor will not be paid any amount for this defaulted flight. The contractor shall provide all services normally provided in connection with flights operating under this contract.

    (4) The government may, in its discretion, elect to either reschedule the defaulted flight to a later time within the performance period of the contract or may move these passengers and for this cargo, or any portion thereof. In this event, the number of miles/trips for the flight involved will be subtracted from the government's guarantee and the contractor will be charged, by the government, the excess, if any, of the charge for this movement over the contract price. Contractor will not be paid any amount for transportation of passengers or cargo of the defaulted flight.

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                                 Page 55 of 65

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                                N00019-01-D-0037
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SECTION I - CONTRACT CLAUSES

52.252-2 CLAUSES INCORPORATED BY REFERENCE (FEB 1998)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this/these address(es):

http://www.arnet.gov/far/

http://farsite.hill.af.mil/VFDFARl.HTM

http://fedlaw.gsa.gov/intro2.htm

The following contract clauses are hereby incorporated by reference:

Clause No.        Clause Title and Date
----------        ---------------------
252.201-7000      CONTRACTING OFFICER'S REPRESENTATIVE (DEC 1991)
52.202-1          DEFINITIONS (MAR 2001)
52.203-3          GRATUITIES (APR 1984)
52.203-5          COVENANT AGAINST CONTINGENT FEES (APR 1984)
52.203-6          RESTRICTIONS ON SUBCONTRACTOR SALES TO THE
                  GOVERNMENT (JUL 1995)
52.203-7          ANTI-KICKBACK PROCEDURES (JUL 1995)
52.203-8          CANCELLATION, RESCISSION, AND RECOVERY OF FUNDS FOR
                  ILLEGAL OR IMPROPER ACTIVITY (JAN 1997)
52.203-10         PRICE OR FEE ADJUSTMENT FOR ILLEGAL OR IMPROPER
                  ACTIVITY (JAN 1997)
52.203-12         LIMITATION ON PAYMENTS TO INFLUENCE CERTAIN
                  FEDERAL TRANSACTIONS (JUN 1997)
252.203-7001      PROHIBITION ON PERSONS CONVICTED OF FRAUD OR OTHER
                  DEFENSE-CONTRACT-RELATED FELONIES (MAR 1999)
252.203-7002      DISPLAY OF DOD HOTLINE POSTER (DEC 1991)
52.204-2          SECURITY REQUIREMENTS (AUG 1996)
52.204-4          PRINTING/COPYING DOUBLE-SIDED ON RECYCLED PAPER
                  (AUG 2000)

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252.204-7000      DISCLOSURE OF INFORMATION (DEC l99l)
252.204-7003      CONTROL OF GOVERNMENT PERSONNEL WORK PRODUCT
                  (APR 1992)
252.204-7004      REQUIRED CENTRAL CONTRACTOR REGISTRATION (MAR
                  2000)
252.204-7005      ORAL ATTESTATION OF SECURITY RESPONSIBILITIES (AUG
                  1999)
252.205-7000      PROVISION OF INFORMATION TO COOPERATIVE AGREEMENT
                  HOLDERS (DEC 1991)
52.209-6          PROTECTING THE GOVERNMENT'S INTEREST WHEN
                  SUBCONTRACTING WITH CONTRACTORS DEBARRED,
                  SUSPENDED, OR PROPOSED FOR DEBARMENT (JUL 1995)
252.209-7000      ACQUISITION FROM SUBCONTRACTORS SUBJECT TO ON-SITE
                  INSPECTION UNDER THE INTERMEDIATE- RANGE NUCLEAR
                  FORCES (INF) TREATY (NOV 1995)
252.209-7004      SUBCONTRACTING WITH FIRMS THAT ARE OWNED OR
                  CONTROLLED BY THE GOVERNMENT OF A TERRORIST
                  COUNTRY (MAR 1998)
52.211-5          MATERIAL REQUIREMENTS (AUG 2000)
52.211-15         DEFENSE PRIORITY AND ALLOCATION REQUIREMENTS (SEP
                  1990)
52.215-2          AUDIT AND RECORDS - NEGOTIATION (JUN 1999)
52.215-8          ORDER OF PRECEDENCE - UNIFORM CONTRACT FORMAT
                  (OCT 1997)
52.215-11         PRICE REDUCTION FOR DEFECTIVE COST OR PRICING DATA -
                  MODIFICATIONS (OCT 1997)
52.215-13         SUBCONTRACTOR COST OR PRICING DATA - MODIFICATIONS
                  (OCT 1997)
52.249-6          INTEGRITY OF UNIT PRICES (OCT 1997)
52.249-7          PENSION ADJUSTMENTS AND ASSET REVERSIONS (DEC 1998)
52.215-18         REVERSION OR ADJUSTMENT OF PLANS FOR
                  POSTRETIREMENT BENEFITS (PRB) OTHER THAN PENSIONS.
                  (OCT 1997)
52.215-19         NOTIFICATION OF OWNERSHIP CHANGES OCT 1997)
52.215-21         REQUIREMENTS FOR COST OR PRICING DATA OR
                  INFORMATION OTHER THAN COST OR PRICING DATA -
                  MODIFICATIONS (OCT 1997)
252.215-7000      PRICING ADJUSTMENTS (DEC 1991)

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52.216-7          ALLOWABLE COST AND PAYMENT (MAR 2000)
52.216-18         ORDERING (OCT 1995)
                  para.(a) fill-ins: ...Such orders may be issued during each contract period.
52.216-19         ORDER LIMITATIONS (OCT 1995)
                  para.(a) fill-in: ...less than one flight hour, the ...
                  para.(b)(l) fill-in: ...in excess of 100% of the quantity of the individual CLIN;
                  para.(b)(2) fill-in: ...in excess of the total contract price;
                  or
                  para.(b)(3) fill-in: ...within ten (10) days...
                  para.(d) fill-in: ...within five (5) days...
52.216-21         REQUIREMENTS (OCT 1995)
                  para.(f) fill-in: ...sixty (60) days from the end of the
                  ordering period.
52.216-22         INDEFINITE QUANTITY (Oct 1995)
                  para.(d) fill-in: ...sixty (60) days from the end of the
                  ordering period.
52.217-8          OPTION TO EXTEND SERVICES (NOV 1999)
                  fill-in: ...no later than thirty (30) days before the end of the ordering period.
52.249-8          OPTION TO EXTEND THE TERM OF THE CONTRACT (MAR 2000
                  para.(a) fill-in: ...no later than thirty (30) days before the end of the ordering period...its intent to extend at least thirty (30) days...
                  para (c) fill in: ...shall not exceed sixty (60) months.
52.219-8          UTILIZATION OF SMALL BUSINESS CONCERNS (OCT 2000)
52.219-9 II       SMALL BUSINESS SUBCONTRACTING PLAN (OCT 2000) -
                  ALTERNATE II (OCT 2000)
52.249-9          LIQUIDATED DAMAGES - SUBCONTRACTING PLAN (JAN 1999)
52.219-23         NOTICE OF PRICE EVALUATION ADJUSTMENT FOR SMALL
                  DISADVANTAGED BUSINESS CONCERNS (MAR 2001)
252.219-7003      SMALL, SMALL DISADVANTAGED AND WOMEN-OWNED SMALL
                  BUSINESS SUBCONTRACTING PLAN (DOD CONTRACTS) (APR 1996)
52.222-1          NOTICE TO THE GOVERNMENT OF LABOR DISPUTES (FEB 1997)
52.222-3          CONVICT LABOR (AUG 1996)
52.222-21         PROHIBITION OF SEGREGATED FACILITIES (FEB 1999)
52.222-26         EQUAL OPPORTUNITY (FEB 1999)
52.222-29         NOTIFICATION OF VISA DENIAL (FEB 1999)
52.222-35         AFFIRMATIVE ACTION FOR DISABLED VETERANS AND
                  VETERANS OF THE VIETNAM ERA (APR 1998)
52.222-36         AFFIRMATIVE ACTION FOR WORKERS WITH DISABILITIES
                  (JUN 1998)

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                                N00019-01-D-0037
                                   SECTION I
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52.222-37         EMPLOYMENT REPORTS ON DISABLED VETERANS AND
                  VETERANS OF THE VIETNAM ERA (JAN 1999)
52.222-41         SERVICE CONTRACT ACT OF 1965, AS AMENDED (MAY 1989)
52.222-43         FAIR LABOR STANDARDS ACT AND SERVICE CONTRACT ACT-
                  PRICE ADJUSTMENT (MULTIPLE YEAR AND OPTION
                  CONTRACTS) (MAY 1989)
52.222-47         SERVICE CONTRACT ACT (SCA) MINIMUM WAGES AND FRINGE
                  BENEFITS (MAY 1989)
52.223-5          POLLUTION PREVENTION AND RIGHT TO KNOW
                  INFORMATION (APR 1998)
52.223-6          DRUG-FREE WORKPLACE (MAY 2001)
52.223-14         TOXIC CHEMICAL RELEASE REPORTING (OCT 2000)
252.223-7004      DRUG-FREE WORK FORCE (SEP 1988)
252.223-7006      PROHIBITION ON STORAGE AND DISPOSAL OF TOXIC AND
                  HAZARDOUS MATERIALS (APR 1993)
52.225-8          DUTY FREE ENTRY (FEB 2000)
52.225-13         RESTRICTIONS ON CERTAIN FOREIGN PURCHASES (JUL 2000)
252.225-7001      BUY AMERICAN ACT AND BALANCE OF PAYMENTS PROGRAM
                  (MAR 1998)
252.225-7002      QUALIFYING COUNTRY SOURCES AS SUBCONTRACTORS (DEC
                  1991)
252.225-7010      DUTY-FREE ENTRY - ADDITIONAL PROVISIONS (AUG 2000)
252.225-7012      PREFERENCE FOR CERTAIN DOMESTIC COMMODITIES (AUG
                  2000)
252.225-7026      REPORTING OF CONTRACT PERFORMANCE OUTSIDE THE
                  UNITED STATES (JUN 2000)
252.225-7031      SECONDARY ARAB BOYCOTT OF ISRAEL (JUN 1992)
252.225-7043      ANTITERRORISM/FORCE PROTECTION POLICY FOR DEFENSE
                  CONTRACTORS OUTSIDE THE UNITED STATES (JUN 1998)
52.226-1          INDIAN ORGANIZATIONS AND INDIAN-OWNED ECONOMIC
                  ENTERPRISES (JUN 2000)
52.227-1          AUTHORIZATION AND CONSENT (JUL 1995)
52.227-2          NOTICE AND ASSISTANCE REGARDING PATENT AND
                  COPYRIGHT INFRINGEMENT (AUG 1996)
52.249-10         PATENT INDEMNITY (APR 1984)
52.227-12         PATENT RIGHTS - RETENTION BY THE CONTRACTOR - (LONG
                  FORM) (JAN 1997)

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                                N00019-01-D-0037
                                   SECTION I
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252.227-7014      RIGHTS IN NONCOMMERCIAL COMPUTER SOFTWARE AND
                  NONCOMMERCIAL COMPUTER SOFTWARE DOCUMENTATION
                  (JUN 1995)
252.227-7015      TECHNICAL DATA-COMMERCIAL ITEMS (NOV 1995)
252.227-7016      RIGHTS IN BID OR PROPOSAL INFORMATION (JUN 1995)
252.227-7019      VALIDATION OF ASSERTED RESTRICTIONS-COMPUTER
                  SOFTWARE (JUN 1995)
252.227-7025      LIMITATIONS ON THE USE OR DISCLOSURE OF GOVERNMENT
                  FURNISHED INFORMATION MARKED WITH RESTRICTIVE
                  LEGENDS (JUN 1995)
252.227-7027      DEFERRED ORDERING OF TECHNICAL DATA OR COMPUTER
                  SOFTWARE (APR 1988)
252.227-7028      TECHNICAL DATA OR COMPUTER SOFTWARE PREVIOUSLY
                  DELIVERED TO THE GOVERNMENT (JUN 1995)
252.227-7030      TECHNICAL DATA - WITHHOLDING OF PAYMENT (MAR 2000)
252.227-7036      DECLARATION OF TECHNICAL DATA CONFORMITY (JAN 1997)
                  (DFARS)
252.227-7037      VALIDATION OF RESTRICTIVE MARKINGS ON TECHNICAL
                  DATA (SEP 1999)
52.228-5          INSURANCE - WORK ON A GOVERNMENT INSTALLATION (JAN
                  1997)
52.229-3          FEDERAL, STATE, AND LOCAL TAXES (JAN 1991)
52.229-5          TAXES - CONTRACTS PERFORMED IN U.S. POSSESSIONS OR
                  PUERTO RICO (APR 1984)
252.231-7000      SUPPLEMENTAL COST PRINCIPLES (DEC 1991)
52.232-1          PAYMENTS (APR 1984)
52.232-8          DISCOUNTS FOR PROMPT PAYMENT (MAY 1997)
52.232-9          LIMITATION ON WITHHOLDING OF PAYMENTS (APR 1984)
52.232-11         EXTRAS (APR 1984)
52.232-17         INTEREST (JUN 1996)
52.249-11         AVAILABILITY OF FUNDS (APR 1984)
52.232-23 I       ASSIGNMENT OF CLAIMS (JAN 1986) - ALTERNATE I (APR 1984)
52.232-25         PROMPT PAYMENT (JUN 1997)
52.232-33         PAYMENT BY ELECTRONIC FUNDS TRANSFER - CENTRAL
                  CONTRACTOR REGISTRATION (MAY 1999)
52.233-1 I        DISPUTES (DEC 1998) - ALTERNATE I (DEC 1991)

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                                N00019-01-D-0037
                                   SECTION I
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52.249-12         PROTEST AFTER AWARD (AUG 1996)
252.235-7003      FREQUENCY AUTHORIZATION (DEC 1991)
52.237-2          PROTECTION OF GOVERNMENT BUILDINGS, EQUIPMENT AND
                  VEGETATION (APR 1984)
52.237-3          CONTINUITY OF SERVICES (JAN 1991)
252.239-7016      TELECOMMUNICATIONS SECURITY EQUIPMENT, DEVICES,
                  TECHNIQUES, AND SERVICES (DEC 1991)
52.242-1          NOTICE OF INTENT TO DISALLOW COSTS (APR 1984)
52.242-3          PENALTIES FOR UNALLOWABLE COSTS (MAR 2001)
52.242-4          CERTIFICATION OF FINAL INDIRECT COSTS (JAN 1997)
52.242-13         BANKRUPTCY (JUL 1995)
252.242-7000      POST AWARD CONFERENCE (DEC 1991)
52.243-1 I        CHANGES - FIXED PRICE (AUG 1987) - ALTERNATE I (APR 1984)
52.243-2 ll       CHANGES - COST REIMBURSEMENT (AUG 1987) - ALTERNATE II
                  (APR 1984) (Applies to Cost Reimbursement CLINs only)
52.243-7          NOTIFICATION OF CHANGES (APR 1984)
                  para (d) fill in: thirty days
252.243-7001      PRICING OF CONTRACT MODIFICATIONS (DEC 1991)
252.243-7002      REQUESTS FOR EQUITABLE ADJUSTMENT (MAR 1998)
52.244-6          SUBCONTRACTS FOR COMMERCIAL ITEMS AND
                  COMMERCIAL COMPONENTS (MAY 2001)
252.244-7000      SUBCONTRACTS FOR COMMERCIAL ITEMS AND
                  COMMERCIAL COMPONENTS (DoD CONTRACTS) (MAR 2000)
52.245-1          PROPERTY RECORDS (APR 1984)
52.245-2          GOVERNMENT PROPERTY (FIXED-PRICE CONTRACTS) (DEC
                  1989)
252.245-7001      REPORTS OF GOVERNMENT PROPERTY (MAY 1994)
52.246-25         LIMITATION OF LIABILITY- SERVICES (FEB 1997)
252.246-7001      WARRANTY OF DATA (DEC 1991)
52.249-2          TERMINATION FOR CONVENIENCE OF THE GOVERNMENT
                  (FIXED-PRICE) (SEP 1996)
52.249-13         TERMINATION (COST REIMBURSEMENT) (SEP 1996)
                  (Applies to Cost Reimbursement CLINs only)
52.249-8          DEFAULT (FLXED-PRICE SUPPLY AND SERVICE) (APR 1984)
52.253-1          COMPUTER GENERATED FORMS (JAN 1991)

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                                N00019-01-D-0037
                                   SECTION I
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52.222-42         STATEMENT OF EQUIVALENT RATES FOR FEDERAL HIRES
                  (MAY 1989)

In compliance with the Service Contract Act of 1965, as amended, and the regulations of the Secretary of Labor (29 CFR Part 4), this clause identifies the classes of service employees expected to be employed under the contract and states the wages and fringe benefits payable to each if they were employed by the contracting agency subject to the provisions of 5 U.S.C. 5341 or 5332.

    THIS STATEMENT IS FOR INFORMATION ONLY: IT IS NOT A WAGE DETERMINATION.

                                Virginia Beach, VA          San Diego, CA
Labor Category                     (NAS Oceana)          (NAS North Island)
--------------------------------------------------------------------------------
First Pilot (Captain)                $20.04                    $20.04
--------------------------------------------------------------------------------
First Officer (Co-pilot)             $17.51                    $17.51
--------------------------------------------------------------------------------
Aircraft Mechanics                   $18.37                    $18.76
--------------------------------------------------------------------------------
Aircraft Mechanic Helper             $14.28                    $15.06
--------------------------------------------------------------------------------
Tools and Parts Attendant            $12.98                    $11.77
--------------------------------------------------------------------------------
Engineering Technician               $24.88                    $24.88
--------------------------------------------------------------------------------
Engineering Technician               $22.64                    $22.64
--------------------------------------------------------------------------------

The labor categories cited above are examples of categories that an offeror may wish to propose. However, each offeror should propose labor categories that are appropriate for that offeror's technical approach to performing this effort.

Fringe Benefits (for both Virginia Beach and San Diego): Health & Welfare: $1.92 per hour or $76.80 per week or $332.80 per month.

Vacation: 2 weeks paid vacation after 1 year of service with a contractor or successor; 3 weeks after 8 years; 4 weeks after 15 years.

Length of service includes the whole span of continuous service with the present contractor or successor, wherever employed, and with predecessor contractors in the performance of similar work at the same Federal facility (See 29 CFR 4.173)

Holidays: Minimum of 10 paid holidays per year: New Year's Day, Martin Luther King Jr.'s Birthday, Washington's Birthday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas Day. (A contractor may substitute for any of the named holidays another day off with pay in accordance with a plan communicated to the employees involved. (See 29 CFR 4.174)

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                                N00019-01-D-0037
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252.204-7004 REQUIRED CENTRAL CONTRACTOR REGISTRATION (MAR 1998) (DFARS)

(a) Definitions. As used in this clause-

    (l) Central Contractor Registration (CCR) database" means the primary DoD repository for contractor information required for the conduct of business with DoD.

    (2) "Data Universal Numbering System (DUNS) number" means the 9-digit number assigned by Dun and Bradstreet Information Services to identify unique business entities.

    (3) "Data Universal Numbering System +4 (DUNS+4) number" means the DUNS number assigned by Dun and Bradstreet plus a 4-digit suffix that may be assigned by a parent (controlling) business concern. This 4-digit suffix may be assigned at the discretion of the parent business concern for such purposes as identifying subunits or affiliates of the parent business concern.

    (4) "Registered in the CCR database" means that all mandatory information, including the DUNS number or the DUNS+4 number, if applicable, and the corresponding Commercial and Government Entity (CAGE) code, is in the CCR database; the DUNS number and the CAGE code have been validated; and all edits have been successfully completed.

(b) (1) By submission of an offer, the offeror acknowledges the requirement that a prospective awardee must be registered in the CCR database prior to award, during performance, and through final payment of any contract resulting from this solicitation, except for awards to foreign vendors for work to be performed outside the United States.

    (2) The offeror shall provide its DUNS or, if applicable, its DUNS+4 number with its offer, which will be used by the Contracting Officer to verify that the offeror is registered in the CCR database.

    (3) Lack of registration in the CCR database will make an offeror ineligible for award.

    (4) DoD has established a goal of registering an applicant in the CCR database within 48 hours after receipt of a complete and accurate application via the Internet. However, registration of an applicant submitting an application through a method other than the Internet may take up to 30 days. Therefore, offerors that are not registered should consider applying for registration immediately upon receipt of this solicitation.

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                                 Page 63 of 65
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                                N00019-01-D-0037
                                   SECTION I
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(c) The Contractor is responsible for the accuracy and completeness of the data within the CCR, and for any liability resulting from the Government's reliance on inaccurate or incomplete data. To remain registered in the CCR database after the initial registration, the contractor is required to confirm on an annual basis that its information in the CCR database is accurate and complete.

(d) Offerors and contractors may obtain information on registration and annual confirmation requirements by calling 1-888-227-2423, or via the Internet at http://www.edi.disa.mil.

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                                 Page 64 of 65
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                                N00019-01-D-0037
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SECTION J - LIST OF ATTACHMENTS

   Exhibit                Title                                  Pages
   -------                -----                                  -----
     (A)          DD Form 1423, Contract Data Requirements List  4 + Attachments


Attachment No.    Title                                          Pages
--------------    -----                                          -----
     (1)          Government Furnished Equipment/Facilities List   3

     (2)          DD Form 1149 (GFE Tracking/Inventory)            2

     (3)          Certification of Services (See Section G,        1
                  clause 5252.232-9000 I Submission of Invoices
                  (Fixed Price) (Jul 1992) - Alternate I (Jul 1992))

     (4)          DD Form 254 Contract Security Classification   2 + Attachments
                  Specification

     (5)          DOL Wage Determination                           3

     (6)          Small Business Subcontracting Plan               *

     *The Subcontracting Plan shall be incorporated into subject contract within 120 days after contract award.

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                                 Page 65 of 65

              This form was electronically produced by Elite Federal Forms, Inc.

CONTRACT DATA REQUIREMENTS LIST                         Form Approved
        (1 Data Item)                                   OMB No. 0704-0188

Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Records, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project, (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO.  B. EXHIBIT    C. CATEGORY:
                                            TDP _____ TM _____ OTHER ___________
--------------------------------------------------------------------------------
D. SYSTEM/ITEM      E. CONTRACT/PR NO.   F. CONTRACTOR
          CAS                                            TBD
--------------------------------------------------------------------------------
1. DATA ITEM NO. 2. TITLE OF DATA ITEM     3. SUBTITLE      17. PRICE GROUP
   A001             Contractor's Progress,
                    Status, and Management
                    Report
--------------------------------------------------------------------------------
4. AUTHORITY (Data Acquisition document No.)   5. CONTRACT REFERENCE
       D1-MGMT-80227
6. REQUIRING OFFICE                                         18. ESTIMATED
       PMA-207.5A6                                              TOTAL PRICE
--------------------------------------------------------------------------------
7. DD 250 REQ.     9. DIST STATEMENT    10. FREQUENCY    12. DATE OF FIRST
     N/A              REQUIRED              Monthly          SUBMISSION
--------------------------------------------------------------------------------
8. APP CODE                             11. AS OF DATE   13. DATE OF SUBSEQUENT
     N/A                                                        SUBMISSION
--------------------------------------------------------------------------------
                                             14.   DISTRIBUTION
                                                                  b. COPIES
                                                a. ADDRESSEE          Final
                                                              Draft ------------
                                                                    Reg  Repro
--------------------------------------------------------------------------------
16. REMARKS                                       PMA-207.5A6         1
BLOCK 12: 10th of the month following Contract  NAWCAD4.11.10.2       1
Award.
BLOCK 13: 10th of each month following.         RDT&E Schedules   1   1

The contractor shall provide the Commercial          FFVC             1
Air Services Status Report Contract Line Item        FFSD             1
(CLIN/SUBCLIN) as follows:

Type Mission: Specify hours flown by type         FIWC Ltl Creek      1
mission.
User: Specify hours flown user by type             AIR 2.4.3.1        1
mission.
Reimbursable Expenses: List dollars invoiced.
Days Available/Nonavailable: List in days and/or hours, and dollar amount.
Total Hours: Total hours flown.
Total Dollars: Total dollars invoiced.
Subtotals: Total for each data element during this reporting period by user and type mission.
Grand Total this Period: Total for each data element during this reporting period.
Grand Total to Date: Total for each data element for year to date.
Targets: By type target, list inventory, targets expended, targets remaining, missions flown, and average mission per target for this period and for total to date.
ACRN Accounting: For each ACRN, list hours flown, reimbursable expenses, and dollars invoiced by type mission.
Delivery Order Accounting: List expenditures and balances remaining by line of accounting for each delivery order.

Contract format is acceptable with government approval.
Electronic distribution is preferred. Recipient addresses will be provided at Post Award Conference.








                                                15. TOTAL         1   7
--------------------------------------------------------------------------------
G. PREPARED BY          H. DATE         I. APPROVED BY          J. DATE
--------------------------------------------------------------------------------
DD Form 1423-1 JUN 90   Previous editions are obsolete  Page 1 of 1 Pages
                                                                     Exhibit (A)

DATA ITEM DESCRIPTION Form Approved OMB No. 0704-0188
--------------------------------------------------------------------------------
Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project, (0704-0188), Washington, DC 20503.
--------------------------------------------------------------------------------
1. TITLE 2. IDENTIFICATION NUMBER Contractor's Progress, Status, and Management Report DI-MGMT-80227
--------------------------------------------------------------------------------
3. DESCRIPTION / PURPOSE The Contractor's Progress and Management Report indicates the progress of work and the status of the program and of the assigned tasks, reports costs, and informs of existing or potential problem areas.
--------------------------------------------------------------------------------
4 APPROVAL DATE       5. OFFICE OF PRIMARY RESPONSIBILITY (OPR)
  (YYMMDD)
  860905
6a. DTIC APPLICABLE   6b. GIDEP APPLICABLE
--------------------------------------------------------------------------------
7. APPLICATION/INTERRELATIONSHIP

This Data Item Description (DID) contains the format and content preparation instructions for the data product generated by the specific and discrete task requirement for this data included in the contract.

This DID may be applied in any contract and during any program phase.

This DID supersedes Dl-A-2090A, Dl-A-3025A, UDI-A-22050B, UDI-A-22052A, UDI-A-23960, Dl-A-30024, and Dl-A-30606.

Paragraphs 10.3.f, 10.3.g, and 10.3.h herein should be tailored on DD For 1423 when such cost data is already submitted through a sophisticated cost reporting system under the contract.
--------------------------------------------------------------------------------
8. APPROVAL LIMITATION     9a. APPLICABLE FORMS     9b. AMSC NUMBER
                                                           N3947
--------------------------------------------------------------------------------
10. PREPARATION INSTRUCTIONS

CONTRACT - This data item is generated by the contract which contains a specific and discrete work task to develop this data product.

FORMAT - This report shall be typewritten on standard size (e.g. 8 1/2" by 11"] white paper, and securely stapled. Pages shall be sequentially numbered. AlL attachments shall be identified and referenced in the test of the report. The report shall be prepared in the 3 contractors format and shall be legible and suitable for reproduction.

CONTENT - The report shall include:

a. A front cover sheet which includes the contractor's name and address, the contract number, the nomenclature of the system or program, the data of the report, the period covered by the report, the title of the report, either the serial number of the report or the Contract Data Requirements List (CDRL) sequence number, the security classification, and the name of the issuing Government activity;

b. Description of the progress made against milestones during the reporting period;

c. Results, positive or negative, obtained related to previously-identified problem areas, with conclusions and recommendation;

d. Any significant changes to the contractor's organization or method of operations, to the project management network, or to the milestone chart;

e. Problem areas affecting technical or scheduling elements, with background and any recommendations for solutions beyond the scope of the contract;

f. Problem areas affecting cost elements, with background and any recommendations for solutions beyond the scope of the contract;

g. Cost curves showing actual and projected conditions throughout the contract;

h. Any cost incurred for the reporting period and total contractual expenditures as of reporting date;
--------------------------------------------------------------------------------
11. DISTRIBUTION STATEMENT

Electronic distribution is preferred. Recipient addresses will be provided at Post Award Conference.
--------------------------------------------------------------------------------
DD Form 1664, APR 89      Previous editions are obsolete.  Page 1 of 2 Pages
S/N 0102-LF-007-3000
This form was electronically produced by Elite Federal Forms, Inc.
                        *U.S. Government Printing Office: 1989-704-010/00809 2-1

Mailing addresses for Contract Data Requirements List (CDRL), Data Item Nos. A00l through A004:

            Addressee                                       ''
(Refer to Block 14a of DD Form 1423's)           Mailing Address
--------------------------------------------------------------------------------
PMA-207.5A6                              NAVAIRSYSCOMHQ
                                         Code: PMA-207-5A6
                                         Bldg. 419, Unit 8
                                         46990 Hinkle Circle
                                         Patuxent River, MD 20670
--------------------------------------------------------------------------------
NAWCAD 4.11.10.2                         Navigation Combat Identification
                                         Attn 4.11.10.2/Charlie
                                         NAWCAD
                                         Bldg. 110, Unit 1, Suite 1A
                                         22777 Saufley Road
                                         Patuxent River, MD 20670
--------------------------------------------------------------------------------
RDT&E Schedules                          Navigation Combat Identification
                                         Attn: 4.11.10.2/Holcomb
                                         NAWCAD
                                         Bldg. 110, Unit 1, Suite 1A
                                         22777 Saufley Road
                                         Patuxent River, MD 20670
--------------------------------------------------------------------------------
FFCV                                     FACSFAC
                                         601 Oceana Blvd.
                                         Virginia Beach, VA 23460
--------------------------------------------------------------------------------
FFSD                                     FACSFAC
                                         Box 357062
                                         Naval Air Station, North Island
                                         San Diego, CA 92135
--------------------------------------------------------------------------------
FIWC Ltl Creek                           Commander Officer
                                         Fleet Information Warfare Center (FIWC)
                                         Attn: Nico Over
                                         2555 Amphibious Base
                                         NorfoLk, VA 23521-3225
--------------------------------------------------------------------------------
AIR 2.4.3.1                              Naval Air Systems Command
                                         Attn: 2.4.3.1
                                         Bldg. 441, Unit 7
                                         21983 Bundy Road
                                         Patuxent River, MD 20670
--------------------------------------------------------------------------------
744000A                                  NAWCAD
                                         Bldg. 463, Unit # CMCC
                                         22514 McCoy Road
                                         Patuxent River, MD 20670
--------------------------------------------------------------------------------

              This form was electronically produced by Elite Federal Forms, Inc.

CONTRACT DATA REQUIREMENTS LIST                         Form Approved
        (1 Data Item)                                   OMB No. 0704-0188

Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project, (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO.  B. EXHIBIT    C. CATEGORY:
                                            TDP _____ TM _____ OTHER ___________
--------------------------------------------------------------------------------
D. SYSTEM/ITEM      E. CONTRACT/PR NO.   F. CONTRACTOR
--------------------------------------------------------------------------------
1. DATA ITEM NO. 2. TITLE OF DATA ITEM     3. SUBTITLE      17. PRICE GROUP
   A002             Contract Summary Report
--------------------------------------------------------------------------------
4. AUTHORITY (Data Acquisition document No.)   5. CONTRACT REFERENCE

6. REQUIRING OFFICE                                         18. ESTIMATED
                                                                TOTAL PRICE
--------------------------------------------------------------------------------
7. DD 250 REQ.     9. DIST STATEMENT    10. FREQUENCY    12. DATE OF FIRST
     N/A              REQUIRED              Bi-weekly         SUBMISSION
--------------------------------------------------------------------------------
8. APP CODE                             11. AS OF DATE   13. DATE OF SUBSEQUENT
                                                                SUBMISSION
--------------------------------------------------------------------------------
                                             14.   DISTRIBUTION
                                                                  b. COPIES
                                                a. ADDRESSEE          Final
                                                              Draft ------------
                                                                    Reg  Repro
--------------------------------------------------------------------------------
16. REMARKS                                       PMA-207.5A6         1

Contractor must provide at a minimum, the       NAWCAD4.11.10.2       1
following information:                          RDT&E Schedules   1   1
                                                    FFVC              1
Number of hours assigned, funded, and               FFSD              1
available for each flight hour contract item.    FIWC Ltl Creek       1

Number of flight hours funded, flown, and available under each delivery order.

Number of yours funded, flown, and available for all delivery orders combined.

Last assigned invoice number submitted for signature approval to each scheduling office and the last assigned modification number approved under each delivery order.

Baseline percentage for each contract line item and annotate if hours are above or below baseline.

List of all invoices submitted and status of Pending "P" or Approved "A". If invoice is pending, an explanation must be provided.

Detail of each invoice other than flight hours for each delivery order for each contract line item.

Electronic distribution is preferred. Recipient addresses will be provided at Post Award
Conference.









                                                15. TOTAL         1   6
--------------------------------------------------------------------------------
G. PREPARED BY          H. DATE         I. APPROVED BY          J. DATE
--------------------------------------------------------------------------------
DD Form 1423-1 JUN 90   Previous editions are obsolete  Page 1 of 1 Pages

              This form was electronically produced by Elite Federal Forms, Inc.

CONTRACT DATA REQUIREMENTS LIST                         Form Approved
        (1 Data Item)                                   OMB No. 0704-0188

Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project, (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO.  B. EXHIBIT    C. CATEGORY:
                                            TDP _____ TM _____ OTHER ___________
--------------------------------------------------------------------------------
D. SYSTEM/ITEM      E. CONTRACT/PR NO.   F. CONTRACTOR
          CAS                                            TBD
--------------------------------------------------------------------------------
1. DATA ITEM NO. 2. TITLE OF DATA ITEM     3. SUBTITLE      17. PRICE GROUP
   A003             Contractor/Contract
                    Fuel Tracking
--------------------------------------------------------------------------------
4. AUTHORITY (Data Acquisition document No.)   5. CONTRACT REFERENCE

6. REQUIRING OFFICE                                         18. ESTIMATED
       PMA-207.5A6                                              TOTAL PRICE
--------------------------------------------------------------------------------
7. DD 250 REQ.     9. DIST STATEMENT    10. FREQUENCY    12. DATE OF FIRST
     N/A              REQUIRED              bi-weekly         SUBMISSION
--------------------------------------------------------------------------------
8. APP CODE                             11. AS OF DATE   13. DATE OF SUBSEQUENT
     N?A                                                        SUBMISSION
--------------------------------------------------------------------------------
                                             14.   DISTRIBUTION
                                                                  b. COPIES
                                                a. ADDRESSEE          Final
                                                              Draft ------------
                                                                    Reg  Repro
--------------------------------------------------------------------------------
16. REMARKS                                       PMA-207.5A6         1
BLOCK 12: Two week following Contract Award.    NAWCAD4.11.10.2       1
BLOCK 13: Every two weeks following.            RDT&E Schedules   1   1
                                                    FFVC              1
Contractor must provide at a minimum, the           FFSD              1
following information:                          FIWC Ltl Creek        1

Date of services.
Call Sign of receiving aircraft.
Bureau Number of receiving aircraft.
Event number if applicable.
Flight log number if applicable.
Fuel usage in gallons and/or pounds.
Flight hours.
OPAREA for air re-fueling.
Ground fueling location.
Any applicable receipts/paperwork.
Ticket number if receipt is unavailable.
Other applicable charges and receipts (i.e., airport usage, service charges, etc.)
Contractor format is acceptable with government approval.
Electronic distribution is preferred. Recipient addresses will be provided at Post Award
Conference.










                               /s/(?)           15. TOTAL         1   6
--------------------------------------------------------------------------------
G. PREPARED BY          H. DATE         I. APPROVED BY          J. DATE
--------------------------------------------------------------------------------
DD Form 1423-1 JUN 90   Previous editions are obsolete  Page 1 of 1 Pages

              This form was electronically produced by Elite Federal Forms, Inc.

CONTRACT DATA REQUIREMENTS LIST                         Form Approved
        (1 Data Item)                                   OMB No. 07044188
Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project, (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO.  B. EXHIBIT    C. CATEGORY:
                               TDP _____ TM _____ OTHER ___________ S (SECURITY)
--------------------------------------------------------------------------------
D. SYSTEM/ITEM      E. CONTRACT/PR NO.   F. CONTRACTOR
-------------------------------------------------------------------------------
1. DATA ITEM NO. 2. TITLE OF DATA ITEM     3. SUBTITLE      17. PRICE GROUP
   A004             Operations Security
                    (OPSEC) Plan
--------------------------------------------------------------------------------
4. AUTHORITY (Data Acquisition document No.)   5. CONTRACT REFERENCE
       DI-MGMT-80934
6. REQUIRING OFFICE                                         18. ESTIMATED
       NAWCAD 7.4.4                                            TOTAL PRICE
--------------------------------------------------------------------------------
7. DD 250 REQ.     9. DIST STATEMENT    10. FREQUENCY    12. DATE OF FIRST
                      REQUIRED                               SUBMISSION
--------------------------------------------------------------------------------
8. APP CODE                             11. AS OF DATE   13. DATE OF SUBSEQUENT
                      B                                          SUBMISSION
--------------------------------------------------------------------------------
                                             14.   DISTRIBUTION
                                                                  b. COPIES
                                                a. ADDRESSEE          Final
                                                              Draft ------------
                                                                    Reg  Repro
--------------------------------------------------------------------------------
16. REMARKS                                     744000A       1   1   0
Block 4: Delete references in DI-MGMT-80934.    NAWCAD4.11.10.2       1
Instead use the definition of sensitive
information given in Public Law 100-235; use
National Security Directive (NSDD) 298 for the concept of Operations Security.

Block 9: Apply and use distribution statements in accordance with the Distribution Statement
Attachment to this contract. See SECNAVINST
5510.36, Chapter 8 for guidance.

Blocks 11, 12 & 13: Preliminary draft plan due
90 days DAC. Final due 45 days after government approval of draft. Revisions are required after approval of final plan only to comply with Government Data Protection Policy Documents revision.










                                                15. TOTAL     1   2   0
--------------------------------------------------------------------------------
G. PREPARED BY          H. DATE         I. APPROVED BY          J. DATE
--------------------------------------------------------------------------------
DD Form 1423-1 JUN 90   Previous editions are obsolete  Page 1 of 1 Pages

                DATA ITEM DESCRIPTION                   Form Approved
                                                       OMB No. 0704-0188

Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports (0704-0188), 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project, (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government issuing Contracting Officer for the Contract/PR No. listed in Block E.
--------------------------------------------------------------------------------
1. TITLE                                2. IDENTIFICATION NUMBER
OPERATIONS SECURITY (OPSEC) PLAN                        DI-MGMT-80934
--------------------------------------------------------------------------------
3. DESCRIPTION / PURPOSE

3.1 The OPSEC Plan describes the methods to: (1) Identify OPSECF security responsibilities and requirements, (2) Define overall OPSEC security standard practice procedures, (3) identify potential problem areas and determine solutions, and (4) Develop OPSEC security awareness inputs into the overall system security process.

3.2 The Plan is utilized to identify and monitor a contractor's OPSEC activities during performance of the contract.
--------------------------------------------------------------------------------
4 APPROVAL DATE       5. OFFICE OF PRIMARY RESPONSIBILITY (OPR)
  (YYYYMMDD)                    NAWCAD 7.4.4

6a. DTIC APPLICABLE   6b. GIDEP APPLICABLE
--------------------------------------------------------------------------------
7. APPLICATION/INTERRELATIONSHIP

7.1 This DID contains the format and content preparation instructions for the data product generated by the specific and discrete task requirement delineated in the contract.

7.2 The DID is applicable only when the contracting activity determines that the sensitivity of the contract warrants the effort.

7.3 The initial submission may be broad in scope; however, the level of detail increases as the work progresses to the point that any security-related question will be addressed in the Plan.

7.4 The contractor's implementation of the OPSEC Plan, approved by the contracting agency, is also subject to joint inspection by the Defense Security Service and the contracting agency.
--------------------------------------------------------------------------------
8. APPROVAL LIMITATION     9a. APPLICABLE FORMS     9b. AMSC NUMBER
--------------------------------------------------------------------------------
10. PREPARATION INSTRUCTIONS
10.1 REFERENCE DOCUMENTS: The applicable issue of the document cited herein, including their approval dates and dates of any applicable amendments, notices and revisions shall be as specified in the contract.
10.2 FORMAT: The OPSEC Plan format shall be contractor selected. Unless effective presentation would be degraded the initially used format arrangement shall be used for all subsequent submissions.
10.3 CONTENT: The OPSEC Plan shall include the results of the five-step OPSEC analysis described therein including those applicable to the specific contract.
10.3.1 GENERAL: The OPSEC Plan shall contain details of the OPSEC management concept to include contract identification assignment of responsibilities, definition of milestones with target dates, provisions for continuous analysis, and periodic revision as the contract activities evolve and become more specific and detailed.
10.3.2: THREAT: The OPSEC Plan shall contain the threat provided by the contracting activity applicable to the specific contract activities.
10.3.3: SENSITIVE ASPECTS OF THE CONTRACT: The OPSEC Plan shall contain an overview of all activities, operations, tests, etc. to be undertaken in the performance of the contract; identify those in which classified information will manifest itself; identify the topics of the classification guide that specify the information is classified, determine how, where, and when the classified information is embodied in the hardware, software, or operations; determine what type access (visual, physical, possession, etc.) permits knowledge of the classified information, what tools/equipment/capability are required, and the specific national defense advantage provided by the information if it is protected. Based on the above analysis, an Essential Elements of Friendly Information (EEFI) List shall be prepared. This list is to include all the information considered "essential". to the success of the effort, all the information that must be protected to preserve the military advantage potentially provided by the effort. Additionally, the list shall include all the activities, operations, tests, etc. that could reveal the "essential" information to foreign intelligence services (FIS).
10.3.4 VULNERABILITIES: The OPSEC Plan shall contain vulnerabilities derived by comparing threat to sensitive activities to determine which sensitive activities can be observed by FIS. "Observe" is defined to include all physical and chemicalproperties that can be noted and recorded by any type of sensor to includeTEMPEST concerns. The instructions in the Industrial OPSEC Guide shall be followed to identify potential TEMPEST vulnerabilities.
10.3.5 COUNTERMEASURES: The OPSEC Plan shall include the protective measure deemed appropriate for each vulnerability.
--------------------------------------------------------------------------------
11. DISTRIBUTION STATEMENT

DISTRIBUTION STATEMENT B.

DD FORM 1664, AUG 96 PREVIOUS EDITION MAY BE USED. Page O1 of O1 Pages

This form was electronically produced by Elite Federal Forms, Inc.

SECTION C - LANGUAGE

Item XXXX - The OPSEC program to be furnished under this Item will be furnished pursuant to the requirements provided herein:

   a. The contractor is required to provide Operations Security (OPSEC) protection for all classified information and sensitive information, pursuant to the National Security Decision Directive 298 of 22 January 1988. The current editions of DoD Manual 5200.1-R and OPNAVINST 3432 shall be used as guidance. In order to meet this requirement, the contractor shall develop, implement, and maintain a facility level OPSEC program in accordance with exhibit __ to protect classified and sensitive information to be used at a contractor's and subcontractor's facilities during the performance of this contract.

   b. The Contractor is responsible for subcontractor implementation of the OPSEC program requirements for this contract.

Item XXXX - The data called for hereunder shall be provided in accordance with the Exhibit_____. The contractor's OPSEC program is to be described in a facility level OPSEC* planning document. The contractor will submit the document to the Government for approval.

*Note: If an option other than a facility level OPSEC plan is selected for this contract, replace "facility level OPSEC" with the appropriate option.

DRAFT ONLY

                        OPERATIONS SECURITY (OPSEC) PLAN

                                    FOR THE

                               (PROGRAM/PROJECT)

                              CONTRACT NO. xxxxxx

                             CDRL REFERENCE NO. XXXX

                                     DATE:

                                 SUBMITTED TO:

                                  PREPARED BY:

                             DISTRIBUTION STATEMENT

                             FOR OFFICIAL USE ONLY

DRAFT ONLY

                               TABLE OF CONTENTS

Paragraph               Title                                   Page
---------               -----                                   ----
1.0                     Purpose
2.0                     Policy
3.0                     Scope
4.0                     Background
5.0                     Responsibilities
6.0                     Operations Security (OPSEC)
6.1                     Critical Information
6.2                     Threat
6.3                     Vulnerabilities
6.4                     Risk Assessment
6.5                     Countermeasures
7.0                     FOR OFFICIAL USE ONLY/Sensitive Information
8.0                     Public Release
9.0                     Education and Awareness
10.0                    Point of Contact

                              FOR OFFICIAL USE ONLY

DRAFT ONLY

                            Operations Security Plan

1.0 Purpose
    (Usually to establish an OPSEC program for the organization and to direct its implementation.)

2.0 Policy
    (State the policy of the organization with regard to protection of information)

3.0 Scope
    (What the program includes, i.e., classified and unclassified programs; list exceptions, if any.)

4.0 Background
    (Program description and parties involved, i.e., NAWCAD PAX, prime contractor, subcontractors)

5.0 Responsibilities
    (OPSEC is the responsibility of everyone assigned to the program. Who is responsible for the overall OPSEC program and who will be responsible for implementation and monitoring of all aspects including revisions and training.)

6.0 Operations Security (OPSEC)
    (Basic OPSEC philosophy and approach)

    What is OPSEC?
    OPSEC is a systematic and proved process by which the U.S. Government and its supporting contractors can deny to potential adversaries information about capabilities and intentions by identifying, controlling, and protecting generally unclassified evidence of the planning and execution of sensitive Government activities. The OPSEC process is most effective when fully integrated into all planning and operational processes. The OPSEC process involves five steps: identification of critical information, analysis of threats, analysis of vulnerabilities, assessment of risk, and application of appropriate countermeasures.

    Generally unclassified evidence of the planning and execution of sensitive Government activities could include otherwise unprotected engineer and computer science networking; technology development; technology application(s); and RDT&E thrusts. Other sensitive information that could provide adversaries with insight to critical secrets could include such events as part ordering; prime and subcontractor communications; test and evaluation; and shipping of deliverables. OPSEC usually is concerned with those necessary peripheral actions and events that must occur, but which may also provide a tip-off to the adversary. OPSEC applications rarely affect what occurs, but does affect how things occur, and can be of enormous help in the planning process. OPSEC does not evaluate the effectiveness of traditional security countermeasures. Rather, it assumes that such measures are in place and effective, and concentrates on what is unprotected by those measures.

6.1 Critical Information
    (Critical Information is information about friendly intentions, capabilities, or activities that must be protected from loss to keep an adversary from gaining a significant military, economic, political, or technological advantage. The process begins with an examination of the totality of an activity to determine what exploitable but unclassified evidence of classified or sensitive activity is vulnerable to adversary

                             FOR OFFICIAL USE ONLY

DRAFT ONLY

acquisition in light of the known collection capabilities of potential adversaries. Such evidence is usually derived from openly available data. Certain indicators may be pieced together or interpreted to discern critical information. Indicators commonly stem from the routine administrative, physical, or technical actions taken to prepare for or execute a plan or activity. This section should include, but also expand upon, the data provided by the government sponsor. It should include critical information relating to such things as manufacturing processes or proprietary data or operations that could allow an adversary necessary data to acquire the critical information specified by the government sponsor.)

6.2 Threat
    (The plan should contain the threat information provided by the government and any other pertinent information known to the program or activity officials specifying known threat to their location, personnel, information, or operations. Threat should be tailored to both the information and locations identified as critical to the sponsor and the program or activity. An essential part of this section should be a thorough analysis of the available open-source information concerning both the program/activity's and sponsor's operations in similar efforts and technologies. The threat to U.S. Government activities continues. The political changes that took place in eastern Europe have certainly changed the focus of U.S. concerns from a nuclear-centered threat to an economic-centered threat, but the potential for grave harm to the U.S. continues. Although it is a less cataclysmic climate, the ultimate result is the same. Information about specific adversary capabilities is available from the NAWCAD OPSEC Officer. This includes, but not limited to, information on organizations such as the Russian Foreign Intelligence Service (SVRR); People's Republic of China (PRC); Intelligence services of countries friendly to U.S. interests; competitors in the economic world; or efforts by narcotraffickers or terrorist groups.)

6.3 Vulnerabilities

    (OPSEC vulnerabilities are normally found in the processes and procedures routinely used by organizations. This section should discuss the process by which vulnerabilities to critical information will be determined. This section will become more focused as the program/activity matures. This part of the plan will require periodic updating based on new threat information and changes in the scope of the program/activity. Determining vulnerabilities involves a systematic analysis of how an operation or activity is actually conducted by the primary and supporting organizations. The organization and activity must be viewed as an adversary might view it. Actions and things that can be observed, or other data that can be interpreted or pieced together to drive critical information, must be identified. These potential vulnerabilities must be matched with specific threats. Once you determine what an adversary needs to know and where that information is available, it is necessary to determine if it is possible that the adversary could acquire and exploit the information in time to capitalize on it. If so, a vulnerability exists.)

    6.4 Risk Assessment (This section should document the requirement for and the process of evaluating the threats to and vulnerabilities of the program/activity. It should be remembered that the purpose of risk assessment is to give an educated opinion or calculation on the probability of critical information loss and its impact, as a guide in taking action. Risk Assessment is essentially the process of balancing a vulnerability against the threat, the deciding if the resultant risk warrants application of countermeasures. The determination of risk is a demanding step in the OPSEC process. It requires a degree of subjective decision making based on the best estimate of an adversary's intentions and capabilities. Included in the assessment of an adversary's capability is not only his ability to collect the information but also his capability to process and exploit (evaluate, analyze, interpret) in time to make use of the information. In order to complete the risk assessment, it is necessary to combine this information (i.e., the possibility of the adversary exploiting the information, with the resultant impact on the organization or program). This process should result in a list of recommendations along with an estimate of the reduced impact upon the operation achieved through their application. The decision maker can then weigh the cost of recommended OPSEC measures in terms of resources and operational effectiveness against the impact of the loss of the critical information.)

                             FOR OFFICIAL USE ONLY

DRAFT ONLY

6.5 Countermeasures
    (For each identified vulnerability, a short list of potential countermeasures should be developed. A detailed assessment of the cost of implementing each countermeasure, the possible impact of not implementing, and appropriate milestones should be provided. Cost should include both direct and indirect monetary impacts. Measures such as cover, counterimagery, and deception may also be recommended. It should be noted, however, that some measures are very costly. A countermeasure is anything that effectively negates an adversary's ability to exploit vulnerabilities. the most effective countermeasures are simple, straightforward, procedural adjustments that effectively eliminate or minimize the generation of indicators. Following a cost-benefit analysis, countermeasures are implemented in priority order to protect vulnerabilities having the most significant impact on the organization, as determined by the appropriate decision maker.

7.0 FOR OFFICIAL USE ONLY/Sensitive Information
    FOR OFFICIAL USE ONLY and/or sensitive information control, destruction, transmission, dissemination, storage, and marking requirements must be stated. This information must be secured in a locked office, desk, cabinet, and/or facility. Open storage or unlimited access by individuals at any location is not authorized (normally, corporate proprietary information control procedures a sufficient).

8.0 Public Releases
    Any public release of information must be approved by the NAWC OPSEC Officer and the Public Affairs Officer. Public release is, but not limited to, publication of articles in sales medium or media, symposia, conferences, etc. involving DoD programs/projects or activities.

9.0 Education and Awareness
    (Outline how you will educate your employees about OPSEC and this Plan This training must be accomplished at least once a year. How will you document this training and who is responsible.)

10.0 Point of Contacts
    (Who is the focal point in your company for OPSEC (working level))

                            FOR OFFICIAL USE ONLY
document, the statement "THIS DOCUMENT CONTAINS NATO RESTRICTED INFORMATION" shall be marked on the cover or first page. NATO documents will have overall markings on first, back, and all other pages and portion markings for paragraphs, sections, appendices, etc.

    REPRODUCTION. User Offices shall return all NATO Secret to the Control Point for reproduction. Control Points shall review requests for reproduction of NATO material to ensure that only the material that is authorized for local reproduction and essential in "intent and quantity to mission accomplishment" is reproduced. All reproduced NATO Secrets must be entered in the accountability system through the Control Point, and must be assigned a copy number. NATO Confidential, NATO Restricted and NATO Unclassified may be reproduced on authorized equipment by the holder of the material. Equipment must be designated by the Control Point for the reproduction of NATO material, including the restraints for reproduction, and be included in the end of the day check.

    SAFEGUARDING and STORAGE. Storage equipment standards for NATO Confidential and above are the same as U.S. material of equivalent level of classification. NATO classified material shall be segregated from non-NATO material. This can be by separate -containers, separate drawers, or file dividers within the same drawer. NATO Restricted and NATO Unclassified may be stored in a locked filing cabinet, desk or building to provide adequate after hour's protection. User Offices will ensure that when NATO classified material is removed from storage, it will have coversheets attached and is kept under constant surveillance in such a manner as to prevent observation of the contents. An End-of-Day check using the SF701, Activity Security Checklist, shall be established in each area where NATO is stored to ensure that NATO classified is properly secured at the close of each working day. The SF702, Security Container Checksheet, will be used to annotate opening and closing of the container

    NATO COMBINATIONS. NATO combinations must be changed annually or in the event a custodian permanently departs or no longer requires access, combinations have been or suspected of being compromised, or when containers are first put into use and taken out of use. Control Points are required to maintain User Officest NATO combinations. If a security container stores ONLY NATO, the combination must be controlled and accounted for through 53 the Control Point. NATO combination records will be maintained on a SF700, and will be marked up to the highest level of information in the security container. The SF700 will be marked "NATO (Classification) Access Required" in addition to the highest U.S. equivalent level stored in that container.

    TRANSMISSION. User Office shall transmit all NATO Secret and below through the Control Point, inside and outside the command.

    PACKAGING. NATO Confidential and above shall be transmitted in strong double wrapped and sealed opaque covers, stamped with the appropriate NATO classification and correct sender and receiver addresses. The outer wrap must bear correct sending and receiving addresses and shall not indicate classification. A locked brief case may serve as the outer wrap while within the command. NATO Restricted- and NATO Unclassified may be sent in a single wrap.

    RECEIPTS. User Office will include a receipt with all NATO Secret when transferring custody back to the Control Point.

    HANDCARRY. NATO Classified can be handcarried between offices of the same buildings with only coversheets attached. If an urgent situation arises, the same procedures authorized for the hand carriage of U.S. material of an equivalent level of classification must be followed. User Offices must coordinate with the Control Point who is responsible for coordinating the courier authorization and providing a courier brief to the person handcarrying NATO classified. Commercial Air Authorization letters must be prepared to handcarry classified onboard commercial aircraft. NATO Classified may be handcarried across international borders to an U.S. organization at NATO or in a NATO member nation, which shall transfer to the intended NATO recipient. Coordination must be made through the Control Point to ensure requirements for handcarrying classified overseas are met.

    DESTRUCTION. User Offices shall ensure all NATO Secret is returned to the Control Point for destruction. Destruction certificates are required to be maintained by the Control Point for destruction of NATO Secret. Two witnesses are required for destruction of NATO Secret. One witness must be the NATO Control Officer. Destruction certificates are required for superseded pages as well. Destruction certificates shall be maintained for at least three full years by the Control Point from the date of the destruction. NATO Confidential and NATO Restricted may be destroyed on authorized equipment by the holder of the material. Destruction certificates are not required for NATO Confidential and below. NATO Unclassified must be torn into four pieces or put into the recycle bin. An Emergency Plan will be prepared for each User Office by the Control Point, and distributed to all NATO cleared individuals who have access to containers stonug NATO. The Control Point will also advise User Offices to continually review material to determine if it can be destroyed.

    INSPECTIONS/INVENTORIES. The Control Point will conduct annually inventory and ensure that User Offices are in compliance with all governing instructions. User Offices that 53 retain NATO Secret for more than one year will be given an extension or retention renewal memorandum from the Control Point.

    EDUCATION. The Control Point is responsible for establishing a training program for all User Offices regarding procedures to safeguard and control access to all NATO information and User Office responsibilities.

    AUTOMATED INFORMATION SYSTEMS (AIS). AIS systems that have been accredited to process U.S. classified information may be used to process NATO information of the equivalent level. The Information Systems Security Office (7.4.2) should be contacted for accreditation information and requirements.

    SECURITY VIOLATIONS. All security violations involving NATO material must be immediately reported to the Command Security Manager and the NATO Control Point and/or NATO Sub-Registry Control Officer.

                   NORTH ATLANTIC TREATY ORGANIZATION (NATO)
                        USER OFFICE HANDLING PROCEDURES

PURPOSE. To provide instructions and requirements for the NATO User Office to implement and ensure NATO regulations are adhered to. NATO User Offices do not need to be designated in writing. The determination of establishing User offices will be based upon the need to retain documents for a period of time not to exceed one year.

RESPONSIBILITIES. The NATO User Office is responsible for the following:

    BRIEFING. Ensure, before giving access to NATO information, that individuals requiring access have the proper clearance level, NATO access brief, and need-to-know.

    REFRESHER BRIEFING. Ensure attendance at verbal refresher brief every two years provided by Control Point.

    DEBRIEFING. NATO debriefings are required when access to NATO Confidential and above is no longer needed. Notify Control Point of personnel no longer requiring access for debriefing.

    CONTRACTOR ACCESS. User Offices shall retain copy of Classified Visit Request and DD254 if they give NATO access to a contractor. NATO briefs can be given to contractors by the Control Point.

    ACCOUNTABILITY. Control Points shall maintain accountability and control through the use of a receipting and logging system for all NATO Secret. The Classified Material Tracking System (CMTS) will be used for these purposes. User Offices are not required to maintain accountability and control records, but administrative controls on NATO classified must be maintained to detect loss or compromise. NATO records must be kept separate from non-NATO records.

    WORKING PAPERS. User Offices shall ensure that all newly generated NATO material and working papers containing NATO information is marked, controlled, and accounted for through the Control Point when released outside the organization, electronically transmitted, retained for more than 90 days from the date of generation, or permanently filed. Exercise documents containing NATO Secret must be entered into accountability through the Control Point no later than 30 days after completion of exercise or destroyed.

    MARKING. U.S. documents containing NATO classified information shall bear the U.S. classification marking of the highest level within the document. Declassification and downgrading will indicate that NATO information is exempt without the prior consent of NATO. The reason to be cited is foreign government information. If NATO provides downgrading and declassification instructions, they will be located on front cover. The statement "THIS DOCUMENT CONTAINS NATO CLASSIFIED INFORMATION" will be affixed to the front cover or first page. The pages containing NATO shall be marked with the highest level of classification on that page. When there is NATO Restricted within an unclassified U.S.

                                                    DoD 5400.7-R, September 1998

                                 C3. CHAPTER 3
                                   EXEMPTIONS

C3.1. GENERAL PROVISIONS

    C3. 1.1. General. Records that meet the exemption criteria of the FOIA may be withheld from public disclosure and need not be published in the Federal Register, made available in a library reading room, or provided in response to a FOLA request.

C3.2. EXEMPTIONS

    C3.2. 1. FOIA Exemptions. The following types of records may be withheld in whole or in part from public disclosure under the FOIA, unless otherwise prescribed by law: A discretionary release of a record (see also subsection C 1.5.5., above) to one requester shall prevent the withholding of the same record under a FOIA exemption if the record is subsequently requested by someone else. However, a FOLA exemption may be invoked to withhold information that is similar or related that has been the subject of a discretionary release. In applying exemptions, the identity of the requester and the purpose for which the record is sought are irrelevant with the exception that an exemption may not be invoked where the particular interest to be protected is the requester's interest. However, if the subject of the record is the requester for the record and the record is contained in a Privacy Act system of records, it may only be denied to the requester if withholding is both authorized by DoD 5400. 11-R reference
(v)) and by a FOIA exemption.

        C3.2.1.1. Number 1. (5 U.S.C. 552 (b)(1)) (reference (a)). Those properly and currently classified in the interest of national defense or foreign policy, as specifically authorized under the criteria established by Executive Order and implemented by regulations, such as DoD 5200.1-R (reference (g)). Although material is not classified at the time of the FOL request, a classification review may be undertaken to determine whether the information should be classified. The procedures in reference (g) apply. If the information qualifies as Exemption 1 information, there is no discretion regarding its release. In addition, this exemption shall be invoked when the following situations are apparent:

        C3.2.1.1.1. The fact of the existence or nonexistence of a record would itself reveal classified information. In this situation, Components shall neither confirm nor deny the existence or nonexistence of the record being requested. A

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                                                                       CHAPTER 3

                                                    DoD 5400.7-R, September 1998

"refusal to confirm or deny" response must be used consistently, not only when a record exists, but also when a record does not exist. Otherwise, the pattern of using a "no record" response when a record does not exist, and a "refusal to confirm or deny" when a record does exist will itself disclose national security information.

        C3.2.1.1.2. Compilations of items of information that are individually unclassified may be classified if the compiled information reveals additional association or relationship that meets the standard for classification under an existing executive order for classification and DoD 5200.1-R (reference (g)), and is not Otherwise revealed in the individual items of information.

       C3.2.1.2. Number 2. (S U.S.C. 552 (b)(2)) (reference (a)). Those related solely to the internal personnel rules and practices of the Department of Defense or any of its Components. This exemption is entirely discretionary. This exemption has two profiles, high (b)(2) and low (b)(2). Paragraph C3.2. 1.2.2., below, contains a brief discussion on the low (b)(2) profile; however, ~at discussion is for information purposes only. When only a minimum Government interest would be affected (administrative burden), there is a great potential for discretional disclosure of the information. Consequently, DoD Components shall not invoke the low (b)(2) profile.

        C3.2.1.2.1. Records qualifying under high (b)(2) are those containing or constituting statutes, rules, regulations, orders, manuals, directives, instructions, and security classification guides, the release of which would allow circumvention of these records thereby substantially hindering the effective performance of a significant function of the Department of Defense. Examples include:

            C3.2.1.2.1.1. Those operating rules, guidelines, and manuals for DoD investigators, inspectors, auditors, or examiners that must remain privileged in order for the DoD Component to fulfill a legal requirement.

            C3.2.1.2.1.2. Personnel and other administrative matters, such as examination questions and answers users in training courses or in the determination of the qualifications of candidates for employment, entrance on duty, advancement, or promotion.

            C3.2.1.2.1.3. Computer software, the release of which would allow circumvention of a statute or DoD rules, Regulations, orders? Manuals, Directives, or Instructions. In this situation, the use of the software must be closely examined to ensure a circumvention possibility exists.

                                                                       CHAPTER 3

                                                    DoD 5400.7-R, September 1998

            C3.2.1.2.2. Records qualifying under the low (b)(2) profile are those that are trivial and housekeeping in nature for which there is no legitimate public interest or benefit to be gained by release, and it would constitute an administrative burden to process the request in order to disclose the records. Examples include rules of personnel's use of parking facilities or regulation of lunch hours, statements of policy as to sick leave, and administrative data such as file numbers, mail routing stamps, initials, data processing notations, brief references to previous communications, and other like administrative markings. DoD Components shall not invoke the low (b)(2) profile.

        C3.2.1.3. Number 3. (5 U.S.C. 552 (b)(3)) (reference (a)). Those concerning matters that a statute specifically exempts from disclosure by terms that permit no discretion on the issue, or in accordance with criteria established by that statute for withholding or referring- to particular types of matters to be withheld. The Directorate for Freedom of Information and Security Review maintains a list of (b)(3) statutes used within the Department of Defense, and provides updated lists of these statutes to DoD Components on a periodic basis. A few examples of such statutes are:

            C3.2.1.3.1. Patent Secrecy, 35 U.S.C. 181-188 (reference (h)). Any records containing information relating to inventions that are the subject of patent applications on which Patent Secrecy Orders have been issued.

            C3.2. 1.3.2. Restricted Data and Formerly Restricted Data, 42 U.S.C. 2162 (reference (i)).

            C3.2.1.3.3. Communication Intelligence, 18 U.S.C. 798 (reference
(j)).

            C3.2.1.3.4. Authority to Withhold From Public Disclosure Certain Technical Data, 10 U.S.C. 130 and DoD Directive 5230.25 (references (k) and
(l)).

            C3.2.1.3.5. Confidentiality of Medical Quality Assurance Records:
Qualified Immunity for Participants, 10 U.S.C. 1102 f (reference (m)).

            C3.2.1.3.6. Physical Protection of Special Nuclear Material:
Limitation On Dissemination of Unclassified Information, 10U.S.C.128 (reference(n)).

            C3.2.1.3.7. Protection of Intelligence Sources and Methods, 50 U.S.C.403-3(c)(6) (reference (o)).

            C3.2.1.3.8. Protection of Contractor Submitted Proposals, 10 U.S.C.

                                                                       CHAPTER 3

                                                    DoD 5400.7-R, September 1998

2305(g) (reference (p)).

            C3.2.1.3.9. Procurement Integrity, 41 U.S.C. 423 (reference (q)).

         C3.2.1.4. Number 4. (5 U.S.C. 552 (b)(4)) (reference (a)). Those containing trade secrets or commercial or financial information that a DoD Component receives from a person or organization outside the Government with the understanding that the information or record will be retained on a privileged or confidential basis in accordance with the customary handling of such records. Records within the exemption must contain trade secrets, or commercial or financial records, the disclosure of which is likely to cause substantial harm to the competitive position of the source providing the information; impair the Government's ability to obtain necessary information in the future; or impair some other legitimate Government interest. Commercial or financial information submitted on a voluntary basis, absent any exercised authority prescribing criteria for submission is protected without any requirement to show competitive harm (see paragraph C3.2.1.4.8.,below). If the information qualifies as Exemption 4 information, there is no discretion in its release. Examples include:

            C3.2.1.4.1. Commercial or financial information received in confidence in connection with loans, bids, contracts, or proposals set forth in or incorporated by reference in a contract entered into between the DoD Component and the offeror that submitted the proposal, as well as other information received in confidence or privileged, such as trade secrets, inventions, discoveries, or other proprietary data. See also C5.2.8.2:, below, this Regulation. Additionally, when the provisions of 10 U.S.C. 2305(g) (reference (p)), and 41 U.S.C. 423 (reference (q)) are met, certain proprietary and source selection information may be withheld under Exemption 3.

            C3.2.1.4.2. Statistical data and commercial or financial information concerning contract performance, income, profits, losses, and expenditures, if offered and received in confidence from a contractor or potential contractor.

            C3.2.1.4.3. Personal statements given in the course of inspections, investigations, or audits, when such statements are received in confidence from the individual and retained in confidence because they reveal trade secrets or commercial or financial information normally considered confidential or privileged.

            C3.2.1.4.4. Financial data provided in confidence by private employers in connection with locality wage surveys that are used to fix and adjust pay schedules applicable to the prevailing wage rate of employees within the Department of Defense.

                                                                       CHAPTER 3

                                                    DoD 5400.7-R, September 1998

            C3.2.1.4.5. Scientific and manufacturing processes or developments concerning technical or scientific data or other information submitted with an application for a research grant, or with a report while research is in progress.

         C3.2.1.4.6. Technical or scientific data developed by a contractor or subcontractor exclusively at private expense, and technical or scientific data developed in part with Federal funds and in part at private expense, wherein the contractor or subcontractor has retained legitimate proprietary interests in such data in accordance with 10 U.S.C. 2320-2321 (reference (r)) and DoD Federal Acquisition Regulation Supplement (DFARS), Chapter 2 of 48 C.F.R., Subpart
227.71 -227.72 (reference (s)). Technical data developed exclusively with Federal funds may be withheld under Exemption Number 3 if it meets the criteria of 10 U.S.C. 130 (reference (k)) and DoD Directive 5230.25 (reference (l)) (see subsection C3.2.1., Number 3 C3.2.1.3.5., above).

            C3.2.1.4.7. Computer software which is copyrighted under the Copyright Act of 1976 (17 U.S.C. 106) (reference (t)), the disclosure of which would have an adverse impact on the potential market value of a copyrighted work.

            C3.2.1.4.8. Proprietary information submitted strictly on a voluntary basis, absent any exercised authority prescribing criteria for submission. Examples of exercised authorities prescribing criteria for submission are statutes, Executive Orders, regulations, invitations for bids, requests for proposals, and contracts. Submission of information under these authorities is not voluntary. (See also subsection C5.2.8.3., below.)

        C3.2.1.5. Number 5. (5 U.S.C. 552 (b)(5)) (reference (a)). Those containing information considered privileged in litigation, primarily under the deliberative process privilege. Except as provided in paragraphs Number 5 C3.2.1.5.2. through C3.2.1.5.5., below, internal advice, recommendations, and subjective evaluations, as contrasted with factual matters, that are reflected in deliberative records pertaining to the decision-making process of an Agency, whether within or among Agencies (as defined in 5 U.S.C. 552(e) (reference (a)), or within or among DoD Components. In order to meet the test of this exemption, the record must be both deliberative in nature, as well as part of a decision-making process. Merely being an internal record is insufficient basis for withholding under this exemption. Also potentially exempted are records pertaining to the attorney-client privilege and the attorney work-product privilege. This exemption is entirely discretionary.

                                                                       CHAPTER 3

                                                    DoD 5400.7-R, September 1988

            C3.2.1.5.1. Examples of the deliberative process include:

                C3.2.1.5.1.1. The non-factual portions of staff papers, to include after-action reports, lessons learned, and situation reports containing staff evaluations, advice, opinions, or suggestions.

                C3.2.1.5.1.2. Advice, suggestions, or evaluations prepared on behalf of the Department of Defense by individual consultants or by boards, committees, councils, groups, panels, conferences, commissions, task forces, or other similiar groups that are formed for the purpose of ob6ining advice and recommendations.

                C3.2.1.5.1.3. Those non-factual portions of evaluations by DoD Component personnel of contractors and their products.

                C3.2.1.5.1.4. Information of a speculative, tentative, or evaluative nature or such matters as proposed plans to procure, lease or otherwise acquire and dispose of materials, real estate, facilities or functions, when such information would provide undue or unfair competitive advantage to private personal interests or would impede legitimate Government functions.

                C3.2.1.5.1.5. Trade secret or other confidential research development, or commercial information owned by the Government, where premature release is likely to affect the Government's negotiating position or other commercial interest.

                C3.2.1.5.1.6. Those portions of official reports of inspection, reports of the Inspector Generals, audits, investigations, or surveys pertaining to safety, security, or the internal management, administration, or operation of one or more DoD Components, when these records have traditionally been treated by the courts as privileged against disclosure in litigation.

                C3.2.1.5.1.7. Planning, programming, and budgetry information that is involved in the defense planning and resouree allocation process.

            C3.2.1.5.2. If any such intra- or inter-agency record or reasonably segregable portion of such record hypothetically would be made available routinely through the discovery process in the course of litigation with the Agency, then it should not be withheld under the FOIA. If, however, the information hypothetically would not be released at all, or would only be released in a particular case during civil

                                                                       CHAPTER 3

                                                    DoD 5400.7-R, September 1998

discovery where a party's particularized showing of need might override a privilege, then the record may be withheld. Discovery is the formal process by which litigants obtain information from each other for use in the litigation. Consult with legal counsel to determine whether Exemption 5 material would be routinely made available through the discovery process.

            C3.2.1.5.3. Intra- or inter-agency memoranda or letters that are factual, or those reasonably segregable portions that are factual, are routinely made available through discovery, and shall be made available to a requester, unless the factual material is otherwise exempt from release, inextricably intertwined with the exempt information, so fragmented as to be uninformative, or so redundant of information already available to the requester as to provide no new substantive information.

            C3.2.1.5.4. A direction or order from a superior to a subordinate, though contained in an internal communication, generally cannot be withheld from a requester if it constitutes policy guidance or a decision, as distinguished from a discussion of preliminary matters or a request for information or advice that would compromise the decision-making process.

            C3.2.1.5.5. An internal communication concerning a decision that subsequently has been made a matter of public record must be made available to a requester when the rationale for the decision is expressly adopted or incorporated by reference in the record containing the decision.

        C3.2.1.6. Number 6. (5 U.S.C. 552 (b)(6)) (reference (a)). Information in personnel and medical files, as well as similar personal information in other files, that, if disclosed to a requester, other than the person about whom the information is about, would result in a clearly unwarranted invasion of personal privacy. Release of information about an individual contained in a Privacy Act System of records that would constitute a clearly unwanted invasion of privacy is prohibited, and could subject the releaser to civil and criminal penalties. If the information qualifies as Exemption 6 information, there is no discretion in its release.

            C3.2.1.6.1. Examples of other files containing personal information similar to that contained in personnel and medical files include:

                C3.2.1.6.1.1. Those compiled to evaluate or adjudicate the suitability of candidates for civilian employment or membership in the Armed Forces, and the eligibility of individuals (civilian, military, or contractor employees) for security clearances, or for access to particularly sensitive classified information.

                                                                       CHAPTER 3

                                                    DoD 5400.7-R, September 1998

                C3.2.1.6.1.2. Files containing reports, records, and other material pertaining to personnel matters in which administrative action, including disciplinary action, may be taken.

            C3.2.1.6.2. Home addresses, including private e-mail addresses, are normally not releasable without the consent of the individuals concerned. This includes lists of home addressees and military quarters' addressees without the occupant's name. Additionally, the names and duty addresses (postal and/or e-mail) of and civilian personnel who are assigned to units that are sensitive, routinely deployable, or stationed in foreign territories can constitute a clearly unwarranted invasion of personal privacy.

                C3.2.1.6.2.1. Privacy Interest. A privacy interest may exist in personal information even though the information has been disclosed at some place and time. If personal information is not freely available from sources other than the Federal Government, a privacy interest exists in its nondisclosure. The fact that the Federal Government expended funds to prepare, index and maintain records on personal information, and the fact that a requester invokes FOLA to obtain these records indicates the information is not freely available.

                C3.2.1.6.2.2. Names and duty addresses (postal and/or e-mail published in telephone directories, organizational charts, rosters and similar materials for personnel assigned to units that are sensitive, routinely deployable, or stationed in foreign territories are withholdable under this exemption.

            C3.2.1.6.3. This exemption shall not be used in an attempt to protect the privacy of a deceased person, but it may be used to protect the privacy of the deceased person's family if disclosure would rekindle grief, anguish, pain, embarrassment, or even disruption of peace of mind of surviving family members. In such situations, balance the surviving family members' privacy against the public's right to know to determine if disclosure is in the public interest. Additionally, the deceased's social security number should be withheld since it is used by the next of kin to receive benefits. Disclosures may be made to the immediate next of kin as defined in DoD Directive 5154.24 (reference (u)).

            C3.2.1.6.4. A clearly unwanted invasion of the privacy of third parties identified in a personnel, medical or similar record constitutes a basis for deleting those reasonably segregable portions of that record. When witholding third party personal information from the subject of the record and the record is contained in

                                                                       CHAPTER 3

                                                    DoD 5400.7-R, September 1998

a Privacy Act system of records, consult with legal counsel.

            C3.2.1.6.5. This exemption also applies when the fact of the existence or nonexistence of a responsive record would itself reveal personally private information, and the public interest in disclosure is not sufficient to outweigh the privacy interest. In this situation, DoD Components shall neither confirm nor deny the existence or nonexistence of the record being requested. This is a Glomar response, and Exemption 6 must be cited in the response. Additionally, in order to insure personal privacy is not violated during referrals, DoD Components shall coordinate with other DoD Components or Federal Agencies before referring a record that is exempt under the Glomar concept.

                C3.2.1.6.5.1. A "refusal to confirm or deny" response must be used consistently, not only when a record exists, but also when a record does not exist. Otherwise, the pattern of using a "no records" response when a record does not exist and a "refusal to confirm or deny" when a record does exist will itself disclose personally private information.

                C3.2.1.6.5.2. Refusal to confirm or deny should not be used when
(a) the person whose personal privacy is in jeopardy has provided the requester a waiver of his or her privacy rights; (b) the person initiated or directly participated in an investigation that lead to the creation of an Agency record seeks access to that record; or (c) the person whose personal privacy is in jeopardy is deceased, the Agency is aware of that fact, and disclosure would not invade the privacy of the deceased's family. See paragraph Number C3.2.1.6.3., above.

            C3.2.1.7. Number 7. (5 U.S.C. 552 (b)(7)) (reference (a)). Records or information compiled for law enforcement purposes; i.e., civil, criminal, or military law, including the implementation of Executive Orders or regulations issued pursuant to law. This exemption may be invoked to prevent disclosure of documents not originally created for, but later gathered for law enforcement purposes. With the exception of parts (C) and (F) (see subparagraph Number 7 C3.2.1.7.1.3., below) of this exemption, this exemption is discretionary. If information qualifies as exemption (7)(C) or 7(F) (see subparagraph Number 7 C3.2.1.7.1.3., below) information, there is no discretion in its release.

                C3.2.1.7.1. This exemption applies, however, only to the extent that production of such law enforcement records or information could result in the following:

                                                                       CHAPTER 3

                                                    DoD 5400.7-R, September 1998

                    C3.2.1.7.1.1. Could reasonably be expected to interfere with enforcement proceedings (5 U.S.C. 552(b)(7)(A)) (reference (a)).

                    C3.2.1.7.1.2. Would deprive a person of the right to a fair trial or to an impartial adjudication (5 U.S.C. 552(b)(7)(B)) (reference (a)).

                    C3.2.1.7.1.3. Could reasonably be expected to constitute an unwarranted invasion of personal privacy of a living person, including surviving family members of an individual identified in such a record (5
U.S.C. 552(b)(7)(C)) reference (a)).

                        C3.2.1.7.1.3.1. This exemption also applies when the fact of the existence or nonexistence of a responsive record would itself reveal personally private information, and the public interest in disclosure is not sufficient to outweigh the privacy interest. In this situation, Components shall neither confirm nor deny the existence or nonexistence of the record being requested. This is a Glomar response, and Exemption (7)(C) must be cited in the response. Additionally, in order to insure personal privacy is not violated during referrals, DoD Components shall coordinate with other DoD Components or Federal Agencies before referring a record that is exempt under the Glomar concept.

                        C3.2.1.7.1.3.2. A "refusal to confirm or deny" response must be used consistently, not only when a record exists, but also when a record does not exist. Otherwise, the pattern of using a "no records" response when a record does not exist and a "refusal to confirm or deny" when a record does exist will itself disclose personally private information.

                        C3.2.1.7.1.3.3. Refusal to confirm or deny should not be used when 1 the person whose personal privacy is in jeopardy has provided the requester with a waiver of his or her privacy rights; or 2 the person whose personal privacy is in jeopardy is deceased, and the Agency is aware of that fact.

                        C3.2.1.7.1.3.4. Could reasonably be expected to disclose the identity of a confidential source, including a source within the Department of Defense; a State, local, or foreign agency or authority; or any private institution that furnishes the information on a confidential basis; and could disclose information furnished from a confidential source and obtained by a criminal law enforcement authority in a criminal investigation or by an Agency conducting a lawful national security intelligence investigation (5 U.S.C. 552(b)(7)(D)) (reference (a)).

                                                                       CHAPTER 3

                                                    DoD 5400.7-R, September 1998

                        C3.2.1.7.1.3.5. Would disclose techniques and procedures for law enforcement investigations or prosecutions, or would disclose guidelines for law enforcement investigations or prosecutions if such disclosure could reasonably be expected to risk circumvention of the law (5 U.S.C. 552(b)(7)(E)) (reference (a)).

                        C3.2.1.7.1.3.6. Could reasonably be expected to endanger the life or physical safety of any individual (5 U.S.C. 552(b)(7)(F)) (reference (a).

        C3.2.1.7.2. Some examples of Exemption 7 are:

                        C3.2.1.7.2.1. Statements of witnesses and other material developed during the course of the investigation and all materials prepared in connection with related Government litigation or adjudicative proceedings.

                        C3.2.1.7.2.2. The identity of firms or individuals being investigated for alleged irregularities involving contracting with the Department of Defense when no indictment has been obtained nor any civil action filed against them by the United States.

                        C3.2.1.7.2.3. Information obtained in confidence, expressed or implied, in the course of a criminal investigation by a criminal law enforcement Agency or office within a DoD Component, or a lawful national security intelligence investigation conducted by an authorized Agency or office within a DoD Component. National security intelligence investigations include background security investigations and those investigations conducted for the purpose of obtaining affirmative or counterintelligence information.

                    C3.2.1.7.3. The right of individual litigants to investigative records currently available by law (such as, the Jencks Act, 18 U.S.C. 3500, (reference (w))) is not diminished.

                    C3.2.1.7.4. Exclusions. Excluded from the above exemption are the below two situations applicable to the Department of Defense. (Components considering invoking an exclusion should first consult with the Department of Justice, Office of Information and Privacy.)

                        C3.2.1.7.4.1. Whenever a request is made that involves access to records or information compiled for law enforcement purposes, and the investigation or proceeding involves a possible violation of criminal law where there is reason to believe that the subject of the investigation or proceeding is unaware of its pendency,

                                                                       CHAPTER 3

                                                    DoD 5400.7-R, September 1998

and the disclosure of the existence of the records could reasonably be expected to interfere with enforcement proceedings, Components may, during only such times as that circumstance continues, treat the records or information as not subject to the FOIA. In such situation, the response to the requester will state that no records were found.

                C3.2.1.7.4.2. Whenever informant records maintained by a criminal law enforcement organization within a DoD Component under the informant's name or personal identifier are requested by a third party using the informant's name or personal identifier, the Component may treat the records as not subject to the FOIA, unless the informant's status as an informant has been officially confirmed. If it is determined that the records are not subject to 5 U.S.C. 552(b)(7) (reference (a)), the response to the requester will state that no records were found.

            C3.2.1.8. Number 8. (5 U.S.C. 552 (b)(8)) (reference (a)). Those contained in or related to examination, operation or condition reports prepared by, on behalf of, or for the use of any Agency responsible for the regulation or supervision of financial institutions.

            C3.2.1.9. Number 9. (5 U.S.C. 552 (b)~9~) (reference (a)). Those containing geological and geophysical information and data (including maps) concerning wells.

                                                                       CHAPTER 3

                                                    DoD 5400.7-R, September 1998

                                 C4. CHAPTER 4
                             FOR OFFICIAL USE ONLY

C4. 1. GENERAL PROVISIONS

    C4.1.1. General. Information that has not been given a security classification pursuant to the criteria of an Executive Order, but which may be withheld from the public because disclosure would cause a foreseeable harm to an interest protected by one or more FOIA Exemptions 2 through 9 (see Chapter C3*.) shall be considered as being for official use only (FOUO). No other material shall be considered FOUO and FOUO is not authorized as an anemic form of classification to protect national security interests. Additional information on FOUO and other controlled, unclassified information may be found in reference
(g) or by contacting the Directorate for Security, Office of the Assistant Secretary of Defense (Command, Control, Communications and Intelligence).

    C4.1.2. Prior FOUO Application. The prior application of FOUO markings is not a conclusive basis for withholding a record that is requested under the FOIA. When such a record is requested, the information in it shall be evaluated to determine whether disclosure would result in a foreseeable harm to an interest protected by one or more FOIA Exemptions 2 through 9. Even if any exemptions apply, the record shall be released as a discretionary matter when it is determined that there is no foreseeable harm to an interest protected by the exemptions.

    C4.1.3 Historical Papers. Records such as notes, working papers, and drafts retained as historical evidence of DoD Component actions enjoy no special status apart from the exemptions under the FOIA (reference (a)).

    C4.1.4. Time to Mark Records. The marking of records at the time of their creation provides notice of FOUO content and facilitates review when a record is requested under the FOIA. Records requested under the FOIA that do not bear such markings shall not be assumed to be releasable without examination for the presence of information that requires continued protection and qualifies as exempt from public release.

    C4.1.5. Distribution Statement. Information in a technical document that requires a distribution statement pursuant to DoD Directive 5230.24 (reference
(x)) shall bear that statement and may be marked FOUO, as appropriate.

                                                                       CHAPTER 4

* CHAPTER 3 IS ATTACHED FOR YOUR INFORMATION

                                                    DoD 5400.7-R, September 1998

C4.2. MARKINGS

    C4.2.1. Location of Markings.

      C4.2.1.1. An unclassified document containing FOUO information shall be marked "For Official Use Only" at the bottom on the outside of the front cover (if any), on each page containing FOUO information, and on the outside of the back cover (if any). Each paragraph containing FOUO information shall be marked as such.

      C4.2.1.2. Within a classified document, an individual page that contains both FOUO and classified information shall be marked at the top and bottom with the highest security classification of information appearing on the page. Individual paragraphs shall be marked at the appropriate classification level, as well as unclassified or FOUO, as appropriate.

      C4.2.1.3. Within a classified document, an individual page that contains FOUO information but no classified information shall be marked "For Official Use Only" at the top and bottom of the page, as well as each paragraph that contains FOUO information.

      C4.2.1.4. Other records, such as photographs, films, tapes, or slides, shall be marked "For Official Use Only" or "FOUO" in a manner that ensures that a recipient or viewer is aware of the status of the information therein.

      C4.2.1.5. FOUO material transmitted outside the Department of Defense requires application of an expanded marking to explain the significance of the FOUO marking. This may be accomplished by typing or stamping the following statement on the record prior to transfer:

This document contains information
EXEMPT FROM MANDATORY DISCLOSURE
under the FOIA. Exemptions.....applies/apply.

C4.3. DISSEMINATION AND TRANSMISSION

    C4.3.1. Release and Transmission Procedures. Until FOUO status is terminated, the release and transmission instructions that follow apply:

                                                                       CHAPTER 4

                                                    DoD 5400.7-R, September 1998

    C4.3.1.1. FOUO information may be disseminated within DoD Components and between officials of DoD Components and DoD contractors, consultants, and grantees to conduct official business for the Department of Defense. Recipients shall be made aware of the status of such information, and transmission shall be by means that preclude unauthorized public disclosure. Transmittal documents shall call attention to the presence of FOUO attachments.

    C4.3.1.2. DoD holders of FOUO information are authorized to convey such information to officials other Departments and Agencies of the Executive and Judicial Branches to fulfill a Government function, except to the extent prohibited by the Privacy Act. Records thus transmitted shall be marked "For Official Use Only," and the recipient shall be advised that the information may qualify for exemption from public disclosure, pursuant to the FOIA, and that special handling instructions do or do not apply.

    C4.3.1.3. Release of FOUO information to Members of Congress is governed by DoD Directive 5400.4 (reference (y)). Release to the GAO is governed by DoD Directive 7650.1 (reference (z)). Records released to the Congress or GAO should be reviewed to determine whether the information warrants FOUO status. If not, prior FOUO markings shall be removed or effaced. If witholding criteria are met, the records shall be marked FOUO and the recipient provided an explanation for such exemption and marking. Alternatively, the recipient may be requested, without marking the record, to protect against its public disclosure for reasons that are explained.

    C4.3.2. Transporting FOUO Information. Records containing FOUO information shall be transported in a manner that prevents disclosure of the contents. When not comingled with classified information, FOUO information may be sent via first-class mail or parcel post. Bulky shipments, such as distributions of FOUO Directives or testing materials, that otherwise qualify under postal regulations, may be sent by fourth-class mail.

    C4.3.3. Electronically and Facsimile Transmitted Messages. Each part of electronically and facsimile transmitted messages containing FOUO information shall be marked appropriately. Unclassified messages containing FOUO information shall contain the abbreviation "FOUO" before the beginning of the text. Such messages and facsimiles shall be transmitted in accordance with communications security procedures whenever practicable.

                                                                       CHAPTER 4

DoD 5400.7-R, September 1998

C4.4. SAFEGUARDING FOUO INFORMATION

    C4.4.1. During Duty Hours. During normal working hours, records determined to be FOUO shall be placed in an out-of-sight location if the work area is accessible to non-government personnel.

     C4.4.2. During Nonduty Hours. At the close of business, FOUO records shall be stored so as to prevent unauthorized access. Filing such material with other unclassified records in unlocked files or desks, etc., is adequate when norma1 U.S. Government or Government-contractor internal building security is provided during nonduty hours. When such internal security control is not exercised, locked buildings or rooms normally provide adequate after-hours protection. If such protection is not considered adequate, FOUO material shall be stored in locked receptacles such as file cabinets, desks, or bookcases. FOUO records that are subject to the provisions of the National Security Act of 1959 (reference
(aa)) shall meet the safeguards outlined for that group of records.

C4.5. TERM1NATION. DISPOSAL AND UNAUTHORIZED DISCLOSURES

     C4.5.1. Termination. The originator or other competent authority; e.g., initial denial and appellate authorities, shall terminate "For Official Use Only" markings or status when circumstances indicate that the information no longer requires protection from public disclosure. When FOUO status is terminated, all known holders shall be notified, to the extent practical. Upon notification, holders shall efface or remove the "For Official Use Only" markings, but records in file or storage need not be retrieved solely for that purpose.

    C4.5.2. Disposal.

    C4.5.2.1. Nonrecord copies of FOUO materials may be destroyed by tearing each copy into pieces to prevent reconstructing, and placing them in regular trash containers. When local circumstances or experience indicates that this destruction method is not sufficiently protective of FOUO information, local authorities may direct other methods but must give due consideration to the additional expense balanced against the degree of sensitivity of the type of FOUO information contained in the records.

    C4.5.2.2. Record copies of FOUO documents shall be disposed of in

                                                                       CHAPTER 4

                                                    DoD 5400.7-R, September 1998

accordance with the disposal standards established under 44 U.S.C. 3301-3314 (reference (ab)), as implemented by DoD Component instructions concerning records disposal.

    C4.5.3. Unauthorized Disclosure. The unauthorized disclosure of FOUO records does not constitute an unauthorized disclosure of DoD information classified for security purposes. Appropriate administrative action shall be taken, however, to fix responsibility for unauthorized disclosure whenever feasible, and appropriate disciplinary action shall be taken against those responsible. Unauthorized disclosure of FOUO information that is protected by the Privacy Act (reference (d)) may also result in civil and criminal sanctions against responsible persons. The DoD Component that originated the FOUO information shall be informed of its unauthorized disclosure.

                                                                       CHAPTER 4

                        SECTION J - LIST OF ATTACHMENTS

                                 ATTACHMENT (1)

                 Government Furnished Equipment/Facilities List

                                N00019-01-R-0037

                                                                  Attachment (1)
                                                                     Page 1 of 3

                 GOVERNMENT FURNISHED EOUIPMENT/FACILITIES LIST

1.0 GOVERNMENT FURNISHED EQUIPMENT. The Government will furnish to the Contractor for use in connection with this contract the following material at the time specified:.

EQUIPMENT                       QUANTITY                        TIME
------------------------------------------------------------------------------
Various emitters/equipment      As Required                     When Required
------------------------------------------------------------------------------
Pods                            As Required                     When Required
------------------------------------------------------------------------------
AN/APX-72 or AN/APS-100         1 System per authorized         *Note 1
Equipment and Controls          Aircraft plus spares
------------------------------------------------------------------------------
Mode IV Crypto Equipment        *Note 2                         As Required
------------------------------------------------------------------------------
Other Crypto Equipment          *Note 3                         As Required
------------------------------------------------------------------------------
STU-III Data/Voice Terminals    *Note 4                         As Required
------------------------------------------------------------------------------
                                                                Duration of
                                                                Contract
------------------------------------------------------------------------------
SMall Shredder                  2 Each                          Duration of
                                                                Contract
------------------------------------------------------------------------------
Storm Scopes                    3 Each                          Duration of
                                                                Contract
------------------------------------------------------------------------------
FAA Certified Mounting          *Note 1                         As Required
Racks
------------------------------------------------------------------------------
Two Drawer Safe                 *Note 5                         Duration of
                                                                Contract
------------------------------------------------------------------------------
Two Drawer Safe                 1 per Site (*Note 6)            Duration of
                                                                Contract
------------------------------------------------------------------------------
TERs                            As Required                     When Required
------------------------------------------------------------------------------
Smoke Masks                     As Required for Lear 36s        When Required
------------------------------------------------------------------------------
Aircraft Identification Plate   1 per Aircraft                  Duration of
for Fuel                                                        Contract
------------------------------------------------------------------------------

Cage and support Equipment      As Required                     When Required
for Recovery of targets
((TYPE VII Aircraft)
Lift for Pods                   2 -- 1 East Coast and           Duration of
                                     1 West Coast               Contract

1.1 Detail procedures for aircraft installed GFE will be provided at time of GFE installation.

1.2 GOVERNMENT FURNISHED FACILITIES. The Government will furnish to the Contractor for use in connection with this contract the following material at the time specified:

                FACILITES                                      TIME
------------------------------------------------------------------------------
NAS North Island, San Diego, CA
Ramp, Limited Hanger Space for Maintenance, Office and     Duration of Contract
Storage Area with basic decks, Tables, and chairs.
------------------------------------------------------------------------------
NAS North Island, San Diego, CA
Telephone Service                                           *Note 7
------------------------------------------------------------------------------
Hanger/Ramp Space at NAS Patuxent River, MD                 *Note 8
------------------------------------------------------------------------------

                                                                  Attachment (l)

                                     NOTES:

1 On an as required basis.
2 Crypto equipment will be assigned through CMS procedures.
3 Other Crynto equipment will be assigned as requirements develop.
4 Minimum of one STU-III will be provided and others may be added or authorized for Procurement.
5 For use of Govermnent personnel.
6 1 per site, 2 for sites having CMS other than STU-III's.
7 All local; and long distance calls as well as installation and operating charges will be paid by the Contractor as part of his overhead and if paid by the Government, these charges will be paid back to the Government or deducted from the material CLIN.
8 For equipment installation (if and when required) or flights designated to/from NAS Patuxent River, MD

2.0 GFE TRACKING /INVENTORY. All equipment will be transferred to and from the Contractor using a DD FORM 1149. All actions will be controlled by a Government activity at time of arrival. There will normally be two (2) Government inventories at the Contractor locations(s) during each year.

2.1 Government Furnished Equipment (GFE). Equipment furnished by the Government under this contract, including equipment purchased by the Contractor and subsequently - reimbursed by the Government, will become Government property after completion of contract, This equipment is to be returned to the Government at either the completion or termination of this contract or when recalled by the Government. (Wiring, associated connectors and equipment not easily removed are exempted. Contract PCO for approval.)

                                                                  Attachment (1)

SHIPPING CONTAINER TALLY ----- 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19
20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39 40 41 42 43 44 45
46 47 48 49 50

REQUISITION AND INVOICE/SHIPPING DOCUMENT

Form Approved
OMB No. 0704-0246
Expires Dec 31, 1999

The public reporting burden for this collection of information is estimated to average 1 hour per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports (0704-0246), 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302. Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number.

PLEASE DO NOT RETURN YOUR FORM TO THIS ADDRESS. RETURN COMPLETED FORM TO THE ADDRESS IN ITEM 2.

1. FROM (Include ZIP Code)

2. TO: (Include ZIP Code)

3. SHIP TO-MARK FOR

4. APPROPRIATIONS DATA

SHEET NO.   NO OF SHEETS

5. REQUISITION DATE

6. REQUISITION NUMBER

7. DATE MATERIAL REQUIRED (YYYYMMDD)

8. PRIORITY

9. AUTHORITY OR PURPOSE

10. SIGNATURE

11a. VOUCHER NUMBER & DATE (YYYYMMDD)
  b.

12. DATE SHIPPED (YYYYMMDD)

13. MODE OF SHIPMENT

14. BILL OF LADING NUMBER

15. AIR MOVEMENT DESIGNATOR OR PORT REFERENCE NO.

ITEM   FEDERAL STOCK NUMBER, DESCRIPTION          UNIT     QUANTITY    SUPPLY      TYPE       CONTAINER     UNIT       TOTAL
 NO.   AND CODING OF MATERIAL AND/OR SERVICES   OF ISSUE   REQUESTED   ACTION    CONTAINER       NOS.       PRICE      COST
(a)                  (b)                          (c)        (d)         (e)       (f)           (g)         (h)        (i)

16. TRANSPORTATION VIA MATS OR MSTS CHARGEABLE TO

17. SPECIAL HANDLING

18. RECAPITULAION OF SHIPMENT
ISSUED BY       CHECKED BY      PACKED BY

TOTAL CONTAINERS        TYPE CONTAINER          DESCRIPTION    TOTAL    TOTAL
                                                               WEIGHT    CUBE

19. RECEIPT

CONTAINERS RECEIVED EXCEPT AS NOTED
        DATE (YYYYMMDD)         BY      SHEET TOTAL

QUANTITIES RECEIVED EXCEPT AS NOTED
        DATE (YYYYMMDD)         BY      GRAND TOTAL

POSTED
        DATE (YYYYMMDD)         BY      20. RECEIVER'S VOUCHER NO.

DD FORM 1149, JAN 1997 (EG)

51 52 53 54 55 56 57 58 59 60 61 62 63 64 65 66 67 68 69 70 71 72 73 74 75 76
77 78 79 80 81 82 83 84 85 86 87 88 89 90 91 92 93 94 95 96 97 98 99 100

PREVIOUS EDITION MAY BE USED

SHIPPING CONTAINER TALLY ----- 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19
20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39 40 41 42 43 44 45
46 47 48 49 50

REQUISITION AND INVOICE/SHIPPING DOCUMENT (CONTINUATION SHEET)

Form Approved
OMB No. 0704-0246
Expires Dec 31, 1999

The public reporting burden for this collection of information is estimated to average 1 hour per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports (0704-0246), 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302. Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number.

PLEASE DO NOT RETURN YOUR FORM TO THIS ADDRESS. RETURN COMPLETED FORM TO THE ADDRESS IN ITEM 2 OF DD FORM 1149.

SHEET NO.

NO OF SHEETS

6. REQUISITION NUMBER

11a. VOUCHER NUMBER AND DATE

  b. VOUCHER NUMBER AND DATE

ITEM   FEDERAL STOCK NUMBER, DESCRIPTION          UNIT     QUANTITY    SUPPLY      TYPE       CONTAINER     UNIT       TOTAL
 NO.   AND CODING OF MATERIAL AND/OR SERVICES   OF ISSUE   REQUESTED   ACTION    CONTAINER       NOS.       PRICE      COST
(a)                  (b)                          (c)        (d)         (e)       (f)           (g)         (h)        (i)


                                                                     SHEET TOTAL

DD FORM 1149C, JAN 1997 (EG)
51 52 53 54 55 56 57 58 59 60 61 62 63 64 65 66 67 68 69 70 71 72 73 74 75 76
77 78 79 80 81 82 83 84 85 86 87 88 89 90 91 92 93 94 95 96 97 98 99 100

PREVIOUS EDITION MAY BE USED

CERTIFICATION OF SERVICES
NDW NALC 4280/1 (8-83)

COMPANY NAME  CONTRACT NO.  OPERATING AREA (CHECK ONLY ONE)
                            NORFOLK, VA   SAN DIEGO, CA   OTHER (please specify)

                   ORIGIN
                     AND                      CHARGEABLE             DAYS    DAYS NOT
ITEM    DATE     DESTINATION   START   STOP    TIME OR              AVAIL     AVAIL     NON-AVAILABILITY     TYPE
 NO   MM:DD:YY    FROM   TO    TIME    TIME    QUANITIY     CLIN    MM DD    MM   DD    MM  DD  HR  MIN     MISSION    EXPLANATION
1
2
3
4
5
6
7
8
9
10

REMARKS: (Other Charges/Credits)

I certify that the above record of services is correct and no payment has been received. I certify that the supplies and services furnished in accordance with the provisions of the contract.

I certify that the above services were received

SIGNATURE OF CONTRACT REPRESENTATIVE

SIGNATURE OF AGENCY REPRESENTATIVE

NAME (PRINT) AND AND TITLE

NAME (PRINT) AND TITLE

COMPANY ADDRESS

AGENCY ADDRESS

DATE            TEL. NO.         DATE            TEL. NO.


                                                                  Attachemnt (3)

                             DEPARTMENT OF DEFENSE
                 CONTRACT SECURITY CLASSIFICATION SPECIFICATION

         (The requirements of the DoD Insdustrial Security Manual apply to all security aspects of this effort.)


1. CLEARANCE AND SAFEGUARDING

a. FACILITY CLEARANCE REQUIRED
SECRET

b. LEVEL OF SAFEGUARDING REQUIRED
SECRET

2. THIS SPECIFICATION IS FOR: (X AND COMPLETE AS APPLICABLE)
        a. PRIME CONTRACT NUMBER  X
        b. SUBCONTRACT NUMBER
        c. SOLICIATION OR OTHER NUMBER
X       N00019-01-R-0037

3. THIS SPECIFICATION IS: (X and complete as applicable)

x       a. ORIGINAL (Complete date in all cases)        DATE (YYYYMMDD)
        b. REVISED (Supersedes all previous specs)   Revision Number
                                                        DATE (YYYYMMDD)
        c. FINAL (Complete Item 5 in all cases)         DATE (YYYYMMDD)

4. IS THIS A FOLLOW-ON CONTRACT?        / / YES  /X/ NO   If YES, complete
                                                                the following:
Classified material received or generated under _______ (preceding contract number) is transferred to this follow-on contract.

5. IS THIS A FINAL DD FORM 254?     / / YES  /X/ NO   If YES, complete the
                                                        following:

In response to the contractor's request dated__________retention of the identified classified material is authorized for the period of________.

6. NAME, ADDRESS, AND ZIP CODE
FOR BIDDING PURPOSES ONLY - NOT VALED
ACTUAL CONTRACT

b. CAGE CODE

c. COGNIZANT SECURITY OFFICE (Name, Address, and Zip Code)

7. SUBCONTRACTOR

a. NAME, ADDRESS, AND ZIP CODE

b. CAGE CODE

c. COGNIZANT SECURITY OFFICE (Name, Address, and Zip Code)

8. ACTUAL PERFORMANCE

a. LOCATION

b. CAGE CODE

c. COGNIZANT SECURITY OFFICE (Name, Address, and Zip Code)


9. GENERAL IDENTIFICATION OF THIS PROCUREMENT
PROVIDE AIRCRAFT SUPPORT FOR FLEET TRAINING AND RESEARCH, DEVELOPMENT, AND EVALUATION
COR: TERI BOSWELL, PMA-207.5A6, PH# 757-8485

10. THIS CONTRACT WILL REQUIRE ACCESS TO:               YES     NO
a.  COMMUNICATIONS SECURITY (COMSEC) INFORMATION        X
b.  RESTRICTED DATE                                             X
c.  CRITICAL NUCLEAR WEAPON DESIGN INFORMATION                  X
d.  FORMERLY RESTRICTED DATA                                    X
e.  INTELLIGENCE INFORMATION:
    (1) SENSITIVE COMPARTMENT INFORMATION (SCI)                 X
    (2) NON-SCI                                         X
f. SPECIAL  ACCESS INFORMATION                                  X
g. NATO INFORMATION                                     X
h. FOREIGN GOVERMENT INFORMATION                                X
i. LIMITED DISSEMINATION INFORMATION                            X
j. FOR OFFICIAL USE ONLY INFORMATION                    X
k. OTHER (Specify)

11. IN PERFORMING THIS CONTRACT, THE CONTRACTOR WILL:   YES    NO

a. HAVE ACCESS TO CLASSIFIED INFORMATION ONLY AT
   ANOTHER CONTRACTOR'S FACILITY OR A
   GOVERNMENT ACTIVITY                                         X
b. RECEIVE CLASSIFIED DOCUMENTS ONLY                           X
c. RECIEVE AND GENERATE CLASSIFIED MATERIAL             X
d. FABRICATE, MODIFY, OR STORE CLASSIFIED HARDWARE      X
e. PERFORM SERVICES ONLY                                       X
f. HAVE ACCESS TO U.S. CLASSIFIED INFORMATION OUTSIDE
   THE U.S. PUERTO RICO, U.S.
   POSSESSIONS AND TRUST TERRITORIES                           X
g. BE AUTHORIZED TO USE THE SERVICES OF DEFENSE
   TECHNICAL INFORMATION CENTER
   (DTIC) OR OTHER SECONDARY DISTRIBUTION CENTER        X
h. REQUIRE A COMSEC ACCOUNT                             X
i. HAVE TEMPEST REQUIREMENTS                                   X
j. HAVE OPERATIONS SECURITY (OPSEC) REQUIREMENTS        X
k. BE AUTHORIZED TO USE THE DEFENSE COURIER SERVICE     X
l. OTHER (Specify) IN ADDITION TO CMS ACCOUNT A
    STU III ACCOUNT IS REQUIRED
                                                                  Attachment (4)

12. PUBLIC RELEASE. Any information (classified or unclassified) pertaining to this contract shall not be released for public dissemination except a provided by the industrial Security Manual or unless it has been approved for public release by appropriate U.S. government authority. Proposed public releases shall be submitted for approval prior to release
/ / Direct   /X/ Through (Specify):

TRANSMISSION BY NON-SECURE FACSIMILE OR E-MAiL IS NOT AUTHORIZED Commander, Naval Air Systems Command (AIR 7.5), Office of Public Affairs, Bldg 409 22268 Cedar Point Road, Patuxent River, MD 20670 - Telephone (301) 757-6909

to the Directorate for Freedom of Information and Security Review, Office of the Assistant Security of Defense (Public Affairs)* for review.
* in the case of non-DoD User Agencies, request for disclosure shall be submitted to that agency.

13. SECURITY GUIDANCE The security classification guidance needed for this classified effort is identified below. If any difficulty is encountered in applying this guidance or if any other contributing factor indicates a need for changes in this guidance, the contractor is authorized and encouraged to provide recommended changes; to challenge the guidance or the classification assigned to any information or material furnished or generated under this contract; and to submit any questions for interpretation of this guidance to the official identified below. Pending final decision, the information involved shall be handled and protected at the highest level of classification assigned or recommended. (Fill in as appropriate for the classified effort. Attach, or forward under separate correspondence, and documents/guides/extracts referenced herein. Add additional pages as needed to provide complete guidance.)

Technical papers, briefings, presentations, either classified or unclassified to be presented at classified symposia must be submitted to AIR- {If 7.4.1 for approval prior to presentation. Unclassified material submitted for public release (that is not to be presented at classified symposia) I shall be forwarded for review prior to release as stated in item 12 above.

Visit requests shall have "need-to-know" certified by the TPOC listed in Block
9. All visit requests to Military Installations for classified or unclassified visits from subcontractors will be sent via the prime contractor who will certify the need-to-know.

10.j For Official Use Only (FOUO) information generated and/or provided under this contract shall be safeguarded and marked as specified in DoD 5400.7-R, Chapters 3 and 4.

The determination that classified data no longer requires any degree of protection must be made by the originating agency. If expired dates are indicated in any classification guide, attached or referenced herein, guidance must be obtained prior to taking any action.

The generation, updating and/or modifying of documents will be appropriately marked in compliance with the applicable security classification guide.

If additional security classification is required, contact AIR-7.4.1.

Written approval of the Contracting Officer is required prior to subcontracting.

Department of the Navy (DON) OPNAVINST 5513 series security classification guides and/or DON classified source documents which site OADR" as a declassification instruction will continue to be used for derivative classification except as follows: Derivative classifiers shall convert the "OADR" marking to the appropriate "X" code as prescribed by OPNAVINST 5510 of 16 Oct 95, "New Derivative Classification Markings Under Executive Order 12958," attached. There is no requirement to remark documents crated before this notification.

14. ADDITIONAL SECURITY REQUIREMENTS. Requirements, in addition to NISPOM requirements, are established for this contract. (If Yes, identify the pertinent contractual clauses in the contract document itself, or provide an appropriate statement which identifies the additional requirements. Provide a copy of the requirements to the cognizant security office. Use item 13 if additional space is needed.

/X/ yes     / / no

OPSEC, COMSEC

15. INSPECTIONS. Elements of this contract are outside the inspection responsibility of the congnizant security office. (If yes, explain and identify specific areas or elements carved out and the activity responsible for inspectors. Use item 13 if additional space is needed.) / / yes /x/ no

NONE

16. CERTIFICATION AND SIGNATURE. Security requirements stated herein are complete and adequate for safeguarding the classified information to be released or generated under this classified effort. All questions shall be referred to the official named below.

a. TYPED NAME OF CERTIFYING OFFICIAL
  PATRICIA A. KEISTER

b. TITLE
   CONTRACTING OFFICER'S SECURITY REPRESENTATIVE (COSR)

c. TELEPHONE (Include Area Code)
   (301) 757-6742

d. ADDRESS (Include Zip Code)
Commander, Naval Air Systems Command
Attn: Bldg. 2272, Code AIR-7.4.1, Unit IPT
47123 Buse Road
Patuxent River, MD 20670-1547

e. SIGNATURE
/s/ Patricia R. Keister 4/19/01

17. REQUIRED DISTRIBUTION
X  a. CONTRACTOR
   b. SUBCONTRACTOR
X  c. COGNIZANT SECURITY OFFICE FOR PRIME AND SUBCONTRACTOR
   d. U.S. ACTIVITY RESPONSIBLE FOR OVERSEAS SECURITY ADMINISTRATION
   e. ADMINISTRATIVE CONTRACTING OFFICER
X  f. OTHERS AS NECESSARY
      COSR in Block 16
                                                                  Attachment (4)

           REQUEST FOR ACCESS/RELEASE OF INTELLIGENCE TO CONTRACTORS (Revised copy 1 June 1999 - previous form is now obsolete)

IAW DCID 1/7 "Security Controls on the Dissemination of Intelligence Information" of 30 June 1998, Request the following intelligence information be approved for access/release to:

________________________ under Contract ______________________________________.
Company Name                            Contract Number and D.O. if applicable

Description of technical intelligence information required (please be as specific as possible):

As a Senior Official of the Intelligence Community (SOIC) designated representative for the Naval Air Systems Command or the Naval Air Warfare Center Aircraft Division Patuxent River, I hereby certify that access/release of the intelligence product listed above will in no way give the contractor an unfair competitive advantage or create a conflict of interest AND the contractor has a NEED-TO-KNOW and proper clearances supported by the DD254 and Scope of Work stated in this contract.**

__________________________________________
Contracting Officer's Representative (COR)
Name printed/typed, date and signature

___________________________________  or
Contract Technical Point of Contact
Name printed/typed, date and signature

Validation by STILO:

_______________________________________
Name printed/typed, date and signature

** In the event that the COR or TPOC cannot determine whether the information would give the contractor an unfair competitive advantage or create a conflict of interest, the request will be referred by the STILO to the originating organization for resolution.

                                                                    Enclosure(l)

3800
AIR-4. 1 0.4
1 JUN 1999

MEMORANDUM

From: Scientific and Technical Intelligence Liaison Officer, 48150 Shaw Road Unit 5, Suite S220, Patuxent River, Maryland 20670-1907

To: Distribution

Subj: POLICY GOVERNING RELEASE OF INTELLIGENCE TO CONTRACTORS Encl. (1) Request for Access/Release of Intelligence to Contractors, dated 1 June 1999

Ref: (a) DCID 1/7 Security Controls on the Dissemination of Intelligence Information (b) SECNAVINST 5510.36

1. As directed by reference (a), policy and procedures governing the release of intelligence to contractors and consultants is as follows:

a. The Senior Officials of the Intelligence Community (SOIC's), defined by reference (a), designate the Contracting Officer's Representative (COR) and STILO, the local intelligence program manager, as the official approving authorities for release of intelligence information to appropriately cleared or access-approved US contractors and consultants hereinafter "contractor") having a demonstrated "NEED TO KNOW,' without referral to the originating agency prior to release provided that:

(1) At the initiation of the contract, the COR specifies AND certifies in writing via the STILO that disclosure of the specified information does not create an unfair competitive advantage for the contractor or a conflict of interest with the contractor's obligation to protect the information. If, during the course of the contract, the contractor's requirements for information changes to require new or significantly different information, the COR shall make a new specification and certification. In cases where the designated official cannot or does not resolve the issue of unfair competitive advantage or conflict of interest, the STILO will seek to obtain consent of the originator for release.

(2) Release is only made to contractors certified by the COR via the STILO as performing classified services in support of a national security mission.

(3) The contractor has an approved safeguarding capability if retention of the intelligence is required.

(4) Contractors are not authorized to disclose further or release intelligence to any of their components or employees or to another contractor (including subcontractors) without the prior written notification and approval of the STILO unless such disclosure or release is authorized in writing at the initiation of the contract as an operational requirement.

(5) Intelligence released to contractors, all reproductions thereof, and all other material generated based on, or incorporating data therefrom (including authorized reproductions), remain the property of the US Government. Final disposition of the intelligence information shall be governed by the STILO.

b. The guidance for contractors inside a government owned or controlled facility are listed in paragraph l.a.

c. The policies and procedures for contractors outside government owned or controlled facilities are listed in paragraph l.a. with the following additional policies and procedures:

(1) The STILO is responsible for ensuring that releases to contractors of intelligence marked ORCON and /or PROPIN are made only with the consent of the originating agency pursuant to reference (a).

(2) The STILO shall maintain a record of material released.

(3) Contractors shall establish procedures to control all intelligence received, produced, and held by them in accordance with the provisions of the National Industrial Security Program Operating Manual. This will not impose internal receipt and document accountability requirements for the internal traceability and audit purposes.

(4) All reproductions and extractions of intelligence shall be classified, marked, and controlled in the same manner as the original(s).

(5) Sensitive Compartmented Information released to contractors shall be controlled pursuant to the provisions of DCID 1/19, Security Policy for Sensitive Compartmented Information (SCI).

(6) The STILO shall delete any reference to the Central Intelligence Agency, the phrase "Directorate of Operations" and any of its components, the place acquired, the field number, the source description, and the field dissemination from all CIA Directorate of Operations reports passed to contractors, unless prior approval to do otherwise is obtained from CIA.

2. Enclosure (1) is the form letter that is to be completed and signed by the COR or Technical Point of Contact (TPOC) and validated by the STILO for a description of the intelligence information required for the contractor to perform the task. NEED-TO-KNOW IS STILL THE DETERMINING BASIS FOR ACCESS. The original release form will be maintained by the STILO office with the DD254 that is currently on file and a copy will be returned to the COR or TPOC.

3. Enclosure (2) is a list of intelligence producers; it should assist you in determining if the information that is to be released to a contractor could be considered intelligence. There will be exceptions to this list; if the information appears to be "threat" related or involves a foreign government's platforms/systems and you are still unsure, call the STILO office and they can assist you in making a determination.

4. Questions or comments should be directed to the NAVAIR STILO, Mr. Steve Hendricks at commercial (301) 342-6320 or DSN 342-6320 or the following STILO personnel:

Mrs. Kris Dennie-Young,342-6310
Mr. Jim Kelly,342-6323
Mrs. Jeanne Hall, 342-6315

/s/ STEPHEN K HENDRICKS
STEPHEN K. HENDRICKS

Distribution to all government contract representatives listed below initiating contract DD254's requiring access to Intelligence Information:

Contracting Officer's Representatives (COR's)
Technical Points-of-Contact (TPOC's)
Contracting Officer's Security Representatives (COSR's)

                             DEPARTMENT OF THE NAVY
OPNAV Notice 5510

From. Chief of Naval Operations
To: All Ships and Stations

Subj. NEW DERIVATIVE CALSSIFICATION MARKINGS UNDER EXECUTIVE ORDER 12958

Ref: (a) OPNAVINST 5510.1H

Encl:    (1) Exemption Categories Replacing "OADR"
         (2) Guide for Derivative Classifications Markings

1.Purpose. To implement new derivative classification markings required by Executive Order (EO) 12958, "Classified National Security Information, and the Office of Management and Budget (OMB) Implementing Directive for Executive Order 12958.

2. Background. EO 12958 and the OMB Implementing Directive became effective on 14 October 1995. The EO and the OMB Implementing Directive will be further implemented within the Department of the Navy (DON) by revision of reference
(a), which shall remain in effect during the interim, subject only to changes authorized by this notice and subsequent issuances.

3. Discussion. The two major changes required by EO 12958 are:

     a.   "Derived From" replaces the "Classified By" line.

     b. A 10-year automatic declassification exemption category )-ies) marking ("X1" through "XS" replaces "Originating Agency's Determination Required" ("GADR") as the duration shown in the "Declassify on" line.


4. Action. Effective on 14 October 1995, Department of the Navy commands creating new documents and material containing derivatively classified information shall:

     a. Use enclosure (1) to replace "GADR" and earlier EO indefinite duration markings with the corresponding 10-year automatic declassification exemption category (-ies) marking, pending issuance of updated DON security classification guidance in the OPNAVINST 5513 series

     b.   Use enclosure (2) to determine the appropriate markings.

                                                                  OPNAVNOTE 5510


                     EXEMPTION CATEGORIES REPLACING "OADR"

"Originating Agency's Determination Required" ("OADR"), and previous executive order indefinite duration markings shall not be used in new documents created after 14 October 1995.

The following 10-year automatic declassification exemption category markings shall replace "OADR" pending issuance of updated guidance in the Department of the Navy "RANKIN" Program guides, OPNAVINSTs C5513.2 (NOTALS),:

Exemption Category                                               NewMarking

(1) Intelligence source, method, or activity,
or a cryptologic system or activity                                   X1

(2) Information that would assist in the development of use
of weapons of mass destruction                                        X2

(3) Information that would impair the
development or use of technology within a United States
weapons system                                                        X3

(4) United States military plans, or national
security emergency preparedness plans                                 X4

(5)Foreign government information                                     X5

(6) Information that would damage relations
between the United States and, a  foreign government,
reveal a confidential source, or seriously
undermine diplomatic activities that are
reasonably expected to be ongoing.                                    X6

(7)Information that would impair the ability
of responsible United States  Government officials
to protect the President, the Vice President,
and other individuals for whom protection services,
in the interestof national security, are authorized                   X7

(8) Information that would violate a
statute, treaty, or international agreement                           X8

                                                                   Enclosure (1)

OPNAVNOTE 5510

5. Points of Contact. The Chief of Naval Operations (N09N2) points of contact are Mr. Raymond F. Schmidt at (202) 433-8842/DSN 288-8842 and Mr. Ronald W. Marshall at (202) 433-8861/DSN 288-8861.

6. Cancellation Contingency. Retain this notice for reference purposes until incorporated into reference (a).


                                                           ROY D.NEDROW
                                                           Special Assistant for
                                                           Naval Investigative
                                                           Matters and Security


Distribution:
SNDL Parts 1 and 2
MARCORPS PCN71000000000 and 71000000100

                                                                  OPNAVNOTE 5510

                  GUIDE FOR DERIVATIVE CLASSIFICATION MARKINGS

                 (New marking requirements are shown in bold.)

On the new "Derived From" line, cite the security classification guide or source document. On the "Declassify On" line, state the date or event (which must be less that 10 years from the origination date of the document) for declassification or state the 10-year automatic declassification exemption category (-ies) listed in enclosure (1).

         Example:
         Derived From:     OPNAVINST S5513.6D-11
         Declassify On:    12 Jan 2003

         Example:
         Derived From: CNO (N10) LTR Ser 6S123456 of 20 Jan 96
         Declassify on:  Upon completion of Project BIG JUMP

         Example:
         Derived From: COMDESRON FIFTEEN 261023Z Dec 95
         Declassify on:  X4

         Example:
         Derived From; CNO (N10) Report 7-97 "Operation BIG JUMP" Declassify on" X1, X4

         Example:
         Derived From: Multiple Sources
         Declassify on:  X1, X3. X5



                                                                    Enclosure(2)

INSTRUCTIONS FOR COMPLETING DD FROM 1540,
"REGISTRATIONFOR SCIENTIFIC AND TECHNICAL INFORMAION SERVICES"

A.WHO IS ELIGIBLE

The Defense Technical Information Center's (DTIC's) products and services are available to U.S. Government organizations, their contracto5rs, subcontractors and potential contractors. In order to register for these services, all applicants are required to complete the DD Form 1540.

B.WHERE TO FILE

Completed DD Forms 1540, and other related correspondence, should be mailed to:
Defense Technical Information Center
DTIC-BCS, Registration Branch
8725 John H. Kingman Road
Suite 0944
Fort Belvoir, VA 22060-6218

Telephone: (703) 767-8273
Fax:            (703) 767-8228

C. RESTRICTE DATE AND/OR CNWDI

     U. S. Government (Non-DoD) organizations requesting access to Restricted Date and or CNWDI must have the Department of Energy notify DTIC in writing that the individual listed as the point-of-contact (Item4, Attention") on the DD Form 1540 is authorized to receive such date.

D.GENERAL INSTRUCTIONS

1. U. S. Government Organizations

     (1)Section 1 - General Information. All applicants must complete Section 1 in full.

     DoD organizations complete only Section 1 if requesting access to unclassified/unlimited or unclassified/limited data. DoD organizations should include DSN numbers where noted.

     Non-DOD Government organizations complete only Section 1 if requesting access to only unclassified/unlimited data.

     (2) Section II - Security Officer. All U. S. Government organization requesting access to classified date must obtain the signature of their organization's security officer. The security officer certifies that the organization listed in Section 1 may receive and store classified data at the access lever indicated in Section 1 (item11, "Type of Access Desired").

     (3)Section III Prime Contractor Approval. Leave blank.

     (4) Section IV - U. S. Government Approving Official, DoD organizations must complete Section IV if requesting access to classified data. Non-DoD Government organization must complete Section IV if requesting access to unclassified/limited or classified data. Signature of Government Approving Official is required.

     -Approving Official for DoD organizations is any designated official, such as the Commanding Officer...Technical Director, etc.

     -Non-DoD Government organizations refer to DTIC's registration guide for the address of their approving official.

     (5) Section V - Subject Fields and Groups. All U.S. Government organizations requesting access to classified data must select the pertinent subject fields of interest based on user need-to-know requirements.

2.Contractors, Subcontractors, Potential Contractors, CRDA Partners, and
Grantees.

     Access to export-controlled data requires DTIC's receipt of a certified copy of the DD From 2345, "Military Critical Technical Data Agreement." Access to classified data required approved facility clearance from the Defense Investigative Service (DIS). For more information, refer to DTIC's registration guide.

     (1) Section I - General Information. All contractors, subcontractors, and potential contractors must complete Section I in full. Cite your prime contract number and expiration date in this section.

     (2) Section II - Security Officer. Leave blank.

     (3) Section III - Prime Contractor Approval. All subcontractors must complete Section III. Cite your subcontract number and expiration date in this section.

     (4) Section IV - U.S. Government Approving Official. All contractors, subcontractors, and potential contractors must complete Section IV. Signature of Government approving official is required. (Refer to DTIC's registration guide for information on who may quality as the approving official.)

     (5) Section V - Subject Fields and Groups. All contractors, subcontractors, and potential contractors requesting access to classified data must select the pertinent subject fields of interest based on user need-to-know requirements.

E. AFTER REGISTRATION

     (1) DTIC will mail a numeric user code and additional information to the user upon completion of registration.

     (2) Registered DTIC users must notify DTIC in writing of any changes to their current DD Forms 1540.

     (3) Registered DTIC users receive a notice from DTIC 60 days prior to the scheduled expiration date of their service.

F. ADDITIONAL INFORMATION

     For a more complete instructional guide, refer to the "Registration Guide to the Defense Technical Information Center (DTIC)." Copies may be obtained from the address in Paragraph B.

REGISTRATION FOR SCIENTIFIC AND TECHNICAL INFORMATION SERVICES

Form Approved
OMB No. 0704-0264
Expires May 31, 1998

Public reporting burden fro this collection of information is estimated to average 265 minutes per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing of information. Send comments regarding this burden estimate or any other aspect of the collection of information including suggestions to reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate of Information, Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302.and to the Office of Management and Budget, Paperwork Reduction Project (0704-0264). Washington, DC 20603.

PLEASE DO NOT RETURN YOUR FORM TO EITHER OF THESE ADDRESSES. SEND YOUR COMPLETED FORM TO: DEFENSE TECHNICAL INFORMATION CENTER, ATTN: DTIC-BCS, 8725 JOHN J. KINGMAN ROAD, SUITE0944, FORT BELVOID, VA 22060-6218.

SECTION 1 - GENERAL INFORMATION (All applicants must complete Section I.)

1.  ORGANIZATION NAME
2.  SUBORGANIZATION NAME
3a. STREET ADDRESS
b.  CITY
c.  STATE
d.  Zip Code
4.  ATTENTION
a.  NAME (Last, First, Middle Initial)
b.  POSITION/TITLE
c.  OFFICE SYMBOL
5.  TELEPHONE NUMBER (Include area code(
6.  FAX NUMBER (Include area code)
7.  INTERNET E-MAIL ADDRESS
8a. PRIME CONTRACT NUMBER (Or other appropriate number) / Contractors only)
b.  EXPIRATION DATE (YYMMDD)
9.  CURRENT OR FORMED USER (x one)
10. MILITARY CRITICAL TECHNICAL DATA AGREEMENT CERTIFICATION NUMBER (Contractors only)
11. TYPE OF ACCESS DESIRES (x as applicable)

UNCLASSIFIED/LIMITED

UNCLASSIFIED/LIMITED

CONFIDENTIAL

SECRET

RESTRICTED DATA

CNWDI

NATO


FOR DTIC USE ONLY
DTIC USER CODE
RENEWAL DATE (YYMMDD)
USER TYPE
CHARGE CODE
ENTITY CODE
SERVICE LEVEL SPONSOR
CAGE CODE
FACILITY SECURITY CLEARANCE
SECURITY CLEARANCE
TYPE
RD
CNWSDI
SIGMA
NATO


SECTION II - SECURITY OFFICER (All U.S. Government organizations must complete
Section II if requesting access to classified data.)

12. SECURITY OFFICER CERTIFICATION
I certify that the organization listed in Section I may receive and store classified data at the access level indicated in Section I.

  a. NAME (Last, First, Middle Initial)
  b. ORGANIZATION NAME
  d.

(1) STREET ADDRESS
(2) CITY
(3) STATE
(4) ZIP CODE
  d. TELEPHONE NUMBER (Include area code)
  e. SIGNATURE
  f. DATE SIGNED (YYMMDD0

(1) COMMERCIAL
(2) DSN

SECTION III - PRIME CONTRACTOR APPROVAL (All subcontractors must complete
Section III. Prime Contractor's signature is required.)
13. PRIME CONTRACTOR ORGANIZATION NAME
14.a. SUBCONTRACT NUMBER
   b. EXPIRATION DATE (YYMMDD)
15.a. STREET ADDRESS
   b. CITY
   c. STATE
   d. ZIP CODE
16.a. PRIME CONTRACTING OFFICER NAME (Last, First, Middle Initial)
   b. POSITION./TITLE
   c. TELEPHONE NUMBER
   (include area code)
   d. SIGNATURE
   e. DATE SIGNED (YYMMDD)

SECTION IV - U.S. GOVERNMENT APPROVINE OFFICIAL (All contractors, those DoD organizations requesting access to classified lists, and Non-DoD Government organizations requesting access to unclassified/limited or classified data must complete Section IV. Government Approving Official's signature is required.)

17. APPROVING ORGANIZATION NAME
18.a. STREET ADDRESS
   b. CITY
   c. STATE
   d. ZIP CODE
19.a. APPROVING OFFICIAL NAME (Last, First, Middle Initial)
   b. POSITION/TITLE
   c. TELEPHONE NUMBER (Include area code)
   d. SIGNATURE
   e. DATE SIGNED (YYMMDD)
(1) COMMERCIAL
(2) DSN

FOR DTIC USE ONLY
DD FORM 1540. AUG 95
PREVIOUS EDITION IS OBSOLETE

SECTION V. SUBJECT FIELDS AND GROUPS (as applicable. All applicants must complete Section V if requesting access to _________data. The first number is the subject field, the second is the more specific group.)


01       Aviation Technology (ALL)
01       Aerodynamics
02       Military Aircraft Operations
03       Aircraft
03.01    Helicopters
03.02    Bombers
03.03    Attack and Fighter Aircraft
03.05    Transport Aircraft
03.06    Training Aircraft
03.07    VISTOL
03.08    Gliders and Parachutes
03.09    Civilian Aircraft
03.10    Pilotless Aircraft
03.11    Lighter-than-air Aircraft
03.12    Research & Experimental Aircraft
04       Flight Control & Instrumentation
05       Terminal Flight Facilities
06       Commercial & General Aviation
-----------------------------------------
02       Agriculture (ALL)
01       Agricultural chemistry
02       Agricultural E____________
03       Agricultural Engineering
04       Agronomy, Horticulture & Aguaculture
05       Animal Husbandry & Veterinary Medicine
06       Forestry
-----------------------------------------
03       Astronomy & Astrophysics (ALL)
01       Astronomy
02       Astrophysics
03       Celestial Mechanics
-----------------------------------------
04       __________Sciences (ALL)
01       __________Physics
02       Meteorolgy
-----------------------------------------
05       Behavorial & Social Sciences (ALL)
01       Administration & Management
02       Information Science
03       Economics & Cost Analysis
04       Government & Political Sciences
05       Sociology & Law
06       Humanities & History
07       Linguistics
08       Psychology
09       Personal Management & Labor Relations
-----------------------------------------
06       Biological & Medical Sciences (ALL)
01       Biochemistry
02       Genetic Engineering & Molecular Biology
03       Biology
04       Anatomy & Physiology
05       Medicine & Medical Research
06       Ecology
07       Radiobiology
08       Food, Food Services & Nutrition
09       Hygiene & Sanitation
10       Stress Physiology
11       T_______________
12       Medical Facilities, Equipment & Supplies
13       Microbiology
14       Weapons Effects (Biological)
15       Pharmacology
-----------------------------------------
07       Chemistry (ALL)
01       Industrial Chemistry/Chemical Processing
02       Inorganic Chemistry
03       Organic Chemistry
04       Physical Chemistry
05       Radiation & Nuclear Chemistry
06       Polymer Chemistry
-----------------------------------------
08       Earth Sciences & Oceanography (ALL)
01       Biological Oceanography
02       Cartography & Aerial Photography
03       Physical & Dynamic Oceanography
04       G___________
05       G___________
06       Geography
07       Geology, Geochemistry & Mineralogy
08       Hydrology, Limnology, Potarnology
09       Mining Engineering
10       Bell Mechanics
11       ?
12       ?
-----------------------------------------
09       ?
01       ?
02       ?
03       ?
04       L__________& Bulk Acoustic Wave Devices
05       E___________________Devices
06       A__________________Devices
07       E_______________Shielding
-----------------------------------------
10       Power Propulsion & Energy_____________
01       Non-Electrical Energy Conversion
02       Electric Power Production & Distribution
03       Electrochemical Energy Storage
04       Energy Storage
-----------------------------------------
11       M_____________________(ALL)
         Adhesives, Sseals & Binders01
02       C_________, Refractories & Glass
02.01    Refractory Fibers

03       Castings, ____________& Finishes
04       Laminates & Comp_______Materials
05       Textiles
06       M____________________
06.01    Properties of Metals & Alloys
06.02    Fabrication Metallurgy
07       Miscellaneous Materials
08       Lubricants & Hydraulic Fluids
09       Plastics
10       E__________& Rubber
11       Solvents, Cleaners & Adhesives
12       Weed, Paper & Related Forestry Products12
-----------------------------------------
12       Mathematical & Computer Sciences (ALL)
01       Numerical Mathematics
02       T__________ Mathematics
03       Statistics & Probability
04       Operations______________
05       Computer Programming & Software
06       Computer Hardware
07       Computer Systems
08       Computer Systems Management & Standards
09       Cybernetics
-----------------------------------------
13       Mechanical, Industrial, Civil & Marine Engineering (ALL)
01       Air Conditioning, Heating, Lighting & Ventilation
02       Civil Engineering
03       Construction Equipment, Materials & Supplies
04       Containers & Packaging
05       Couplers, Fasteners & Joints
06       Surface Transportation & Equipment
06.01    Surface Effect Vehicles/Amphibian Vehicles
07       Hydraulic & Pneumatic Equipmment
08       Manufacturing & Industrial Engineering & Control of Production Systems
09       Machinery & Tools
10       Marine Engineering
10.01    Submarine Engineering
11       Pumps, Filters, Pipes, Tubing, Fittings & Valves
12       Safety Engineering
13       Structural Engineering & Building Technology
-----------------------------------------
14       Test Equipment, Research Facilities & Reprography (ALL)
01       Holography
02       Test Facilities, Equipment & Methods
03       Recording & Playback Devices
04       Photography
05       Printing & Graphic Arts
-----------------------------------------
15 _______ Military Sciences (ALL)
01 Military Forces & Organizations
02 CivilDefense
03 Defense Systems
03.01 Antimissile Defense Systems
03.02 Antiaircraft
Defense Systems
03.03 Antisatellite Defense Systems
04 Military Intelligence
05 Logistics, Military Facilities & Supplies 06Military Operations, Strategy & Tactics
06.01 Naval Surface Warfare
06.02 Undersea & Antisubmarine Warfare
06.03Chemical, Biological & Radiological Warfare
06.04 Nuclear Warfare 06.05 Space Warfare
06.06 Land Mine Warfare 06.07 Unconventional Warfare
-----------------------------------------
16       Guided Missile Technology (ALL)
01       Guided Missile Launching & Basing Support
02       Guided Missile Trajectories, Asourasy & Balletics
02.01    Guided Missile Dynamics, Config. & Control Surfs
03       Guided Missile Warheads & F_______
04       Guided Missiles
04.01    Air & Space - Launched Guided Missiles
04.02    Surface-Launched Guided Missiles
04.03    Underwater - Launched Guided Missiles
05       Guided Missile________Vehicles
-----------------------------------------
17       Navigation_________________________(ALL)
01       Acoustics Detection & ____________
02       Non-Acoustic/Non-Magnetic Submarines Detection
03       Direction Finding
04       C_____________________
04.01    R________ Countermeasures
04.02    Acoustic Countermeasures
04.03    Radar Countermeasures
04.04    Optical Countermeasures
05       Optical_______________________
05.01    Infrared Detection_____________
05.02Ultraviolet Detection________________
06       Magnetic & Electric Field Detection_______________
07       Navigation & Guidance
07.01    Land & _________Navigation & Guidance
07.02    Underwater & Marine Navigation & Guidance
07.03    Air Navigation & Guidance
0.04     Space Navigation & Guidance
08       Miscellaneous Detection and Detectors
09       Active & Passive Radar
10       S____________________
11       Target Direction, Range & Position Finding

18       Nuclear Science & Technology (ALL)
01       Fusion Devices (Therm__________)
02       Isotopes
03       Nuclear E_____& Devices (Non Military)
04       Nuclear Instrumentation
05       Nuclear Power Plants & Fission_________Engineering
05.01    Nuclear Fission R______ (Power)
05.02    Nuclear Fission R_______(Non-Power)
06       Nuclear Radiation Shielding Protection & Safety
07       Radioactivity, Radioactive Wastes & Fission Products
08       SNAP (Systems for Nuclear Auxiliary Power) Technology
09       Fission Reactor Physics
10       Fission Reactor Materials19
-----------------------------------------
19       Ordinance (ALL)
01       Ammunition & Explosives
01.01    Pyrotechnics
02       Aerial Bombs
03       Combat Vehicles
04       Armor
05       Fire Control & Bombing Systems
06       Guns
07       Rockets
08       Underwater Ordinance
08.01    Torpedoes
09       Explosives
10       Ball______
11       Nuclear Weapons
12       Directed Energy Weapons
13       Guided Munitions
-----------------------------------------
20       Physics (ALL)
01       Accustics
02       Crystallography
03       Electricity & Magnetism
04       Fluid Mechanics
05       Atomic & Molecular Physics & Spectroscopy
06       Optics
06.01    Fiber Optics & Integrated Optics
07       Part_____ Acc_____________
08       Nuclear Physics & Elementary Particle Physics
09       Plasma Physics & Magnetichydrodynamics
10       Quantum Theory & Relativity
11       Mechanics
12       Solid Strata Physics
13       Thermodynamics
14       Radiofrequency Wave Propagation
15       Electromagnetic Pulses
-----------------------------------------
21       Propulsion, Engine & Fuels (ALL)
01       Air Breathing Engines (Unconventional)
02       Combustion & Ignition
03       Electric & Ion Propulsion
04       Nuclear Propulsion
05       Je & Gas Turbine Engine
06       Nuclear Propulsion
07       Reciprocating & Rotation Engines
08       Rocket Engines
08.01    Liquid Propellant Rocket Engines
08.02    Solid Propellant Rocket Engines
09       Rocket Propellants
09.01    Liquid Rocket Propellants
09.02    Solid Rocket Propellants
-----------------------------------------
22       Space Technology (ALL)
01       Astronauts
02       Unmanned Spacecraft
03       Spacecraft Trajectories and Reentry
04       Ground Support Systems & Facilities for Space Vehicles
05       Manned Spacecraft
-----------------------------------------
23       Biotechnology ( ALL)
01       Biomedical instrumentation & Bioengineering
02       Human Factors Engineering & Man Machine Systems
03       Bionics
04       Protective Equipment
05       Life Support Systems
06       Escape, Rescue & Survival
-----------------------------------------
24       Environmental Pollution & Control (ALL)
01       Air Pollution & Control
02       Noise Pollution & Control
03       Solid Waste Pollution & Control
04       Water Pollution & Control
05       Pesticides Pollution & Control
06       Radiation Pollution & Control
07       Environmental Health & Safety
-----------------------------------------
25       Communications (ALL)
01       Telemetry
02       Radio Communications
03       Non-Radio Communications
04       Voice Communications
05       Command, Control & Communications Systems
-----------------------------------------
ALL      ALL SUBJECT FIELDS AND GROUPS

                                 FOR COPIES OF
                          DoD 5400.7-R, September 1998

                                 C.3 CHAPTER 3
                                   EXEMPTIONS
                               Pages 31through 42

                                      AND

                                 C4. CHAPTER 4
                              Pages 43 through 47

                              REFER TO ENHIBIT (A)
                                   CDRL A004